Dear Shareholders:

Investment Results - Fiscal Year Ended October 1998

The AAM Equity Fund (the "Fund") ended its first October fiscal year with a negative 5.7% total return for four months since the Fund's inception.

                              30-Jun-98       3rd Quarter 1998   Since Inception
AAM Equity Fund                10000             8,710.00           9,430.00
S&P 500                        10000             9,010.00           9,749.00
Dow Jones                      10000             8,800.00           9,660.00
S&P MidCap 400                 10000             8,550.00           9,320.00
Blended Benchmark              10000             8,864.00           9,634.00




Investment results since inception (not annualized):


------------------------------- ---------------- ------------- ------------- ------------------ -----------------
Comparative                           AAM            S&P 500      Dow Jones     S&P Mid-Cap 400      Blended
Investment Returns ab              Equity Fund       Index c       Index c          Index c        Benchmark d
------------------------------- ---------------- ------------- ------------- ------------------ -----------------


Quarter Ending 9/30/98              -12.90%         -9.90%       -12.00%          -14.50%           -11.36%


------------------------------- ---------------- ------------- ------------- ------------------ -----------------
Since Inception e                   - 5.70%         -2.51%       - 3.40%         - 6.80%           - 3.66%


------------------------------- ---------------- ------------- ------------- ------------------ -----------------



a Past performance is not indicative of future results.

b The AAM Equity Fund's historical returns are presented NET of all fees and expenses, versus the GROSS market benchmarks (the S&P 500 Index, the Dow Jones Index, the S&P Mid-Cap 400, and the Blended Benchmark). Investors should keep in mind that when trying to achieve benchmark returns, investment management fees, transaction costs and execution costs will be incurred.

c The S&P Index is an unmanaged index of 500 selected common stocks, most of which are listed on the NY Stock Exchange. The Index is adjusted for dividends and weighted toward stocks with large market capitalizations. The Dow Jones Index is an unmanaged index of 30 selected common stocks, which are listed on the NY Stock Exchange. The Index is adjusted for dividends and is made up of leading industrial and consumer stocks with large capitalizations. The S&P Mid-Cap 400 is an unmanaged index of 400 selected common stocks, most of which are listed on the NY Stock Exchange. The Index is adjusted for dividends and weighted toward stocks with medium market capitalizations.

d The Blended Benchmark is comprised of 60% S&P 500 Index, 15% Dow Jones Index, and 25% S&P Mid-Cap 400 Index, which concurs with the current investment mix of the Fund.

e From June 30, 1998.

From inception on June 30, 1998, the Fund has accumulated $2,851,928 in net assets during what has been a difficult market environment.


Investment Approach
To remind our shareholders, the AAM Equity Fund's investment approach is to achieve long-term growth of capital by investing in high quality large and mid-cap U.S. companies. We select companies which are leaders in their various industries which we believe will provide the greatest potential return over an 18 month to two year time horizon.


Commentary and Outlook
As everyone knows by now, the stock market, after having a tremendous upward spiral in the first six months of 1998, lost about 75% of that gain in the 3rd quarter of 1998. Since the end of September 1998, the market has recovered some of the major losses from earlier this summer, thanks in part to an accommodating Federal Reserve policy. The underlying problem has been fears of a growing global economic slowdown and the uncertainty as to what effect this will have on U.S. corporate profit growth.


As has been the case during all of 1998, the Dow Jones and the S&P 500 returns tell only a small part of the story. The downward benchmark returns for the S&P 500, Dow Jones, and S&P Mid-Cap 400 indices for the 3rd quarter are shown above. During that same period, the average stock fund was down 15%. To make matters actually worse, the average stock is down much more than the indices indicate. These statistics are grim, but there is a silver lining in the cloud. Behind these numbers lie great opportunities for investment in some of the world's best companies at prices significantly lower than they were just three or four months ago. AAM remains fully invested and, on market weakness, will look to add to our positions in these superb companies.


Our expectation over the next few quarters is for financial markets to continue to experience abnormal volatility and for there to be a major flight to quality. The economically strong nations of the world will pull together to develop a plan to protect themselves from creeping global economic weakness. This will take time and may test our fortitude, but we remain convinced that the companies we hold are fine future prospects.

I will always remember the first investment lesson taught to me by Charles Robinson in Nashville, Tennessee...

     "Markets don't always go up, but great companies held through tough times will make you a wise investor."

Sincerely,



Knox H. Fuqua
President and Chief Investment Officer

AAM Equity Fund
Schedule of Investments - October 31, 1998

Common Stock - 98.0%                    Shares                     Value
Aerospace & Defence - 4.7%
Allied Signal Inc.                       1,025                    $ 39,911
Lockheed Martin Corp.                      500                      55,687
St. Paul Companies                       1,125                      37,266
                                                              ---------------
                                                                   132,864
                                                              ---------------
Automobiles - 1.5%
Ford Motor Company                         800                      43,400
                                                              ---------------

Banks - 10.1%
BB&T                                     1,500                      53,532
Capital One Financial Corp.                375                      38,156
CCB Financial Corp.                        900                      47,362
Citigroup                                1,500                      70,595
Crestar Financial Corp.                    500                      32,938
Wachovia Corp                              500                      45,437
                                                              ---------------
                                                                   288,020
                                                              ---------------


Chemicals - 3.3%
Air Products & Chemicals Inc.            1,400                      52,850
Du Pont (E.I)                              725                      41,688
                                                              ---------------
                                                                    94,538
                                                              ---------------


Communications - 1.7%
Media General, Inc. Class A              1,075                      48,106
                                                              ---------------

Computer Components - 1.6%
Intel Corp.                                500                      44,594
                                                              ---------------


Computer Systems - 3.9%
Cisco Systems, Inc. (a)                    825                      51,975
Hewlett-Packard Co.                      1,000                      60,188
                                                              ---------------
                                                                   112,163
                                                              ---------------


Data Telecommunications - 1.9%
SBC Communications                       1,175                      54,418
                                                              ---------------

Diversified Conglomerates - 1.5%
General Electric Co.                       500                      43,750
                                                              ---------------


Drugs & Healthcare - 8.5%
Amgen, Inc.                                600                      47,138
Bristol Myers Squibb                       500                      55,281
Johnson & Johnson                          500                      40,750
Merck & Co., Inc.                          325                      43,956
Schering-Plough & Corp.                    525                      54,009
                                                              ---------------
                                                                   241,134
                                                              ---------------

Electronics - 3.3%
Motorola, Inc.                             725                      37,700
Royal Philips Electronics                1,000                      54,875
                                                              ---------------
                                                                    92,575
                                                              ---------------




AAM Equity Fund
Schedule of Investments - October 31, 1998 - continued

Common Stock - continued                Shares                     Value
Entertainment - 1.3%
Disney (Walt) & Co.                      1,400                    $ 37,713
                                                              ---------------


Food & Beverage - 5.4%
Anheuser Busch Cos.                        975                      57,952
Coca Cola & Company                        700                      47,337
Sysco Corp.                              1,800                      48,488
                                                              ---------------
                                                                   153,777
                                                              ---------------


Household Products - 3.0%
American Home Products Corp.               825                      40,219
Gillette Co.                             1,000                      44,938
                                                              ---------------
                                                                    85,157
                                                              ---------------


Insurance - 3.4%
American International                     700                      59,675
Markel Corp. (a)                           250                      37,156
                                                              ---------------
                                                                    96,831
                                                              ---------------


Medical Products - 2.0%
Owens & Minor                            3,575                      56,753
                                                              ---------------

Manufacturing - 7.4%
Chemfirst                                2,400                      46,500
Chesapeake Corp.                         1,500                      52,500
Deere & Co.                              1,300                      45,987
International Flavor & Fragrances          875                      32,758
Mattel, Inc.                               950                      34,081
                                                              ---------------
                                                                   211,826
                                                              ---------------


Mining & Building Materials - 4.8%
Aluminum Company of America                600                      47,550
Cleveland Cliffs, Inc.                     950                      37,703
Martin Marietta Materials                1,075                      52,743
                                                              ---------------
                                                                   137,996
                                                              ---------------


Mutual Fund Services - 0.7%
Pioneer Group, Inc. (a)                  1,475                      21,112
                                                              ---------------

Oil Field Services - 0.9%
Halliburton Co.                            700                      25,156
                                                              ---------------


Oil & Natural Gas - 9.6%
Amoco Corp.                                925                      51,916
Atlantic Richfield                         700                      48,213
Chevron Corp.                              500                      40,750
Enron Corp.                                700                      36,925
Schlumberger Ltd.                          900                      47,250
Valero Energy Corp.                      2,000                      50,000
                                                              ---------------
                                                                   275,054
                                                              ---------------




AAM Equity Fund
Schedule of Investments - October 31, 1998 - continued

Common Stock - continued                 Shares                     Value


Other Consumer Goods - 2.9%
Cracker Barrel                           1,500                    $ 38,813
Tredegar Industries, Inc.                2,000                      45,126
                                                              ---------------
                                                                    83,939
                                                              ---------------


Real Estate Investment Trusts - 3.8%
Federal Realty Investments               1,600                      36,200
MGI Properties                           1,350                      39,489
Union Dominion Realty                    3,000                      33,376
                                                              ---------------
                                                                   109,065
                                                              ---------------


Retail  - 5.6%
Circuit City Stores, Inc.                1,500                      54,282
Saks Holdings, Inc. (a)                  2,000                      45,500
Walgreen Co.                             1,200                      58,426
                                                              ---------------
                                                                   158,208
                                                              ---------------
Transportation - 5.2%
CSX Corp.                                1,025                      40,231
Norfolk Southern                         1,550                      51,054
Tidewater, Inc.                          2,000                      56,626
                                                              ---------------
                                                                   147,911
                                                              ---------------


Total Common Stock  - (Cost $2,897,292)                          2,796,060
                                                              ---------------

Money Market Securities - 0.9%              Principal Amount        Value
Star Treasury, 4.96% 11/2/98 (Cost $24,602)    $ 24,602             24,602
                                                              ---------------

TOTAL INVESTMENTS -  (Cost $2,921,894) - 98.9%                   2,820,662
                                                              ---------------
Other assets less liabilities - 1.1%                                31,266
                                                              ---------------
Total Net Assets - 100.0%                                      $ 2,851,928
                                                              ===============



(a) non-income producing



AAM Equity Fund
Statement of Assets and Liabilities
October 31, 1998

Assets
Investment in securities, at value (cost $2,921,894)     $           2,820,662
Receivables:
  Dividends                                                              2,268
  Interest                                                                 480
  From advisor for organizational costs                                  2,106
Deferred organizational costs                                           28,890
                                                            -------------------
     Total assets                                                    2,854,406

Liabilities
Payables:
Accrued advisory fee                $             2,478
                                     ------------------
     Total liabilities                                                   2,478
                                                           --------------------

Net Assets                                               $           2,851,928
                                                           ====================

Net Assets consist of:
Paid in capital                                          $           2,983,795
Accumulated undistributed net investment income                          7,205
Accumulated undistributed net realized gain                            (37,840)
Net unrealized appreciation on investments                            (101,232)
                                                           --------------------

Net Assets, for 302,471  shares                          $           2,851,928
                                                           ====================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($2,851,928/302,471)
                                                                   $      9.43
                                                           ====================

AAM Equity Fund
Statement of Operations  for the period June 30, 1998 (Commencement of
  Operations) to October 31, 1998

Investment Income
Dividend Income                                          $              13,063
Interest Income                                                          3,171
                                                            -------------------
Total Income                                                            16,234


Expenses
Investment advisory fee            $              8,847
Organizational expenses                           2,105
Trustee's fees                                      182
                                     -------------------
Total operating expenses                         11,134
Reimbursed expenses                              (2,105)
                                     -------------------
Net operating expenses                                                   9,029
                                                           -------------------
Net Investment Income                                                    7,205
                                                           -------------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on
 investment securities                          (37,840)
Change in net unrealized depreciation
 of investment securities                      (101,232)
                                         ----------------
Net Gain (Loss)                                                       (139,072)
                                                            -------------------
Net increase (decrease) in net assets resulting from operations     $ (131,867)
                                                            ===================

AAM Equity Fund
Statement of Changes in Net Assets

                                                              Period ended
Increase/(Decrease) in Net Assets                          October 31, 1998 (a)
Operations
  Net investment income (loss)                                      $ 7,205
  Net realized gain (loss)                                          (37,840)
  Change in net unrealized appreciation (depreciation)             (101,232)
                                                            ----------------
  Net Decrease in net assets resulting from operations             (131,867)
                                                            ----------------
  Net proceeds from sale of shares                                2,990,242
  Shares redeemed                                                    (6,447)
                                                            ----------------
Net increase in net assets resulting
  from share transactions                                         2,983,795
                                                            ----------------
  Total increase in net assets                                    2,851,928

Net Assets
  Beginning of period                                                     -
                                                            ----------------
  End of period [including undistributed net investment
    income of $7,205 ]                                          $ 2,851,928
                                                            ================



(a) June 30, 1998 (commencement of operations) to October 31, 1998.







AAM Equity Fund
Financial Highlights
                                                      Period ended
                                                  October 31, 1998 (b)
Selected Per Share Data
Net asset value, beginning of period                        $10.00
                                                     --------------
Income from investment operations
  Net investment income (loss)                                0.03
  Net realized and unrealized gain (loss)                    (0.60)
                                                     --------------
Total from investment operations                             (0.57)
                                                     --------------
Net asset value, end of period                               $9.43
                                                     ==============

Total Return                                                (5.70)%

Ratios and Supplemental Data
Net assets, end of period (000)                             $2,852
Ratio of expenses to average net assets
  before reimbursement                                       1.40% (a)
Ratio of expenses to average net assets
  after reimbursement                                        1.14% (a)
Ratio of net investment income to
  average net assets before reimbursement                    0.64% (a)
Ratio of net investment income to
  average net assets after reimbursement                     0.90% (a)
Portfolio turnover rate                                     14.41%






(a)  Annualized
(b) June 30, 1998 (commencement of operations) to October 31, 1998.






                                 AAM EQUITY FUND
                          Notes to Financial Statements
                                October 31, 1998

NOTE 1.  ORGANIZATION

     AAM Equity Fund (the "Fund") was organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust), on April 8, 1998 and commenced operations on June 30, 1998. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company whose investment objective is to provide long-term capital appreciation. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, and the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                                 AAM EQUITY FUND
                          Notes to Financial Statements
                                October 31, 1998


Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Appalachian Asset Management, Inc. (the "Adviser") to manage the Fund's investments. The adviser is controlled by its President, Knox
H. Fuqua. Mr. Fuqua is primarily responsible for the day to day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage commission, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee of 1.15% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the period from June 30, 1998 (commencement of operations) through October 31, 1998, the Adviser received a fee of $8,847 from the Fund.

    The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Funds business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period from June 30, 1998 (commencement of operations) to October 31, 1998, the Administrator received fees of $10,000 from the Adviser for administrative services provided to the Fund.


                                 AAM EQUITY FUND
                          Notes to Financial Statements
                                October 31, 1998


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Fund retains AmeriPrime Financial Securities, Inc. ("the Distributor") to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor from June 30, 1998 (commencement of operations) to October 31, 1998. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.

NOTE 4.  CAPITAL SHARE TRANSACTIONS

   As of October 31, 1998, there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at October 31, 1998 was $2,983,795.

     Transactions in capital stock were as follows: For the period ended October
      31:

                                       Shares               Dollars

Shares sold                            303,178              $2,990,242

Shares  redeemed                          (707)                 (6,447)
                                      ---------            -------------
                                       302,471              $2,983,795

NOTE 5.  INVESTMENTS

     For the period from June 30, 1998 through October 31, 1998, purchases and sales of investment securities, other than short-term investments, aggregated $3,140,557 and $205,425, respectively. As of October 31, 1998, the gross unrealized appreciation for all securities totaled $134,590 and the gross unrealized depreciation for all securities totaled $235,822 for a net unrealized depreciation of $101,232. The aggregate cost of securities for federal income tax purposes at October 31, 1998 was $2,921,894.

                                 AAM EQUITY FUND
                          Notes to Financial Statements
                                October 31, 1998



NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. Year 2000 Issue

Like other mutual funds, financial and business organizations and individuals around the world, the fund could be adversely affected if the computer systems used by the Adviser, Administrator or Servicers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Adviser and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                   INDEPENDENT AUDITOR'S REPORT




To The Shareholders and Board of Trustees
AAM Equity Fund


We have audited the accompanying statement of assets and liabilities of AAM Equity Fund (a member of the Ameriprime Fund series), including the schedule of portfolio investments, as of October 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets, and financial highlights for the period from June 30, 1998(commencement of operations) to October 31, 1998 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AAM Equity Fund as of October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the period from June 30, 1998 (commencement of operations) to October 31, 1998 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 9, 1998

AIT Vision US Equity Fund

Investment Results - For the Period Ended October 31, 1998


Dear Fellow Shareholders:

As of the period ended October 31, 1998, the AIT Vision Fund appreciated by 12.9% during the last twelve months and declined by -2.7% over last six months. The Fund's investment results are compared to the unmanaged S&P 500 and Russell 3000 indices in the table and chart below. The Fund uses the Russell 3000 as its selection universe and performance benchmark.


------------------------------------------------- -- ---- ----- ----------------
Returns for the Periods Ended 10/31/98
------------------------------------------------- -- ---- ----- ----------------
                                         Since Inception        Annualized
Fund/Index         6 Months  1 Year         12/28/95          Since Inception
----------         --------  ------         --------          ---------------

AIT Vision Fund     -2.7%     12.9%           78.8%                22.8%
S&P 500             -0.4%     22.0%           88.8%                25.1%
Russell 3000        -3.7%     16.5%           77.9%                22.5%

--------------------- ---- --------------- ------------------ ------------------


Comparison  of the  Change in Value of a $10,000  Investment  in the AIT  Vision
Fund, the Unmanaged S&P 500 Index, and the Unmanaged Russell 3000 Index



                            AIT                            S&P 500                        Russell 3000

                     AIT Vision Fund                       S&P 500                        Russell 3000
12/28/95                 $10,000                           $10,000                          $10,000
1/31/96                  $10,070                           $10,387                          $10,365
2/29/96                  $10,513                           $10,484                          $10,518
3/31/96                  $10,482                           $10,584                          $10,624
4/30/96                  $11,177                           $10,740                          $10,826
5/31/96                  $12,063                           $11,017                          $11,103
6/30/96                  $11,973                           $11,059                          $11,068
7/31/96                  $11,247                           $10,570                          $10,488
8/31/96                  $11,690                           $10,793                          $10,806
9/30/96                  $12,395                           $11,401                          $11,394
10/31/96                 $12,708                           $11,715                          $11,602
11/30/96                 $13,292                           $12,601                          $12,421
12/31/96                 $12,899                           $12,351                          $12,271
1/31/97                  $13,508                           $13,123                          $12,950
2/28/97                  $13,427                           $13,225                          $12,964
3/31/97                  $12,610                           $12,682                          $12,377
4/30/97                  $13,208                           $13,439                          $12,987
5/31/97                  $14,174                           $14,257                          $13,874
6/30/97                  $14,426                           $14,896                          $14,451
7/31/97                  $16,184                           $16,081                          $15,583
8/31/97                  $15,391                           $15,180                          $14,951
9/30/97                  $16,323                           $16,011                          $15,799
10/31/97                 $15,839                           $15,477                          $15,268
11/30/97                 $16,277                           $16,193                          $15,853
12/31/97                 $16,648                           $16,472                          $16,171
1/31/98                  $16,385                           $16,654                          $16,255
2/28/98                  $17,289                           $17,855                          $17,417
3/31/98                  $18,217                           $18,769                          $18,281
4/30/98                  $18,381                           $18,958                          $18,461
5/31/98                  $18,093                           $18,632                          $18,005
6/30/98                  $18,645                           $19,389                          $18,614
7/31/98                  $18,244                           $19,183                          $18,276
8/31/98                  $15,695                           $16,409                          $15,476
9/30/98                  $16,976                           $17,460                          $16,531
10/31/98                 $17,881                           $18,881                          $17,786


 This chart shows the value of a hypothetical initial investment of $10,000 in the Fund, the S&P 500 Index, and the Russell 3000 Index on December 28, 1995 and held through October 31, 1998. The S&P 500 Index and the Russell 3000 Index are widely recognized unmanaged indices of common stock prices. Performance figures include the change in value of the stocks in the indices, reinvestment of dividends, and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return.
     THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Portfolio Overview

The Fund's solid 12.9% return over the past year was generated in an environment of increasing stock market volatility and growing investor nervousness. Some of the investment policies that served the Fund well during the last twelve months include emphasizing stocks with attractive price/earnings ratios coupled with our holdings from the technology, airline, and drug industries. However, a continuation of the market's very narrow leadership by a relatively few very large companies significantly limited any benefits the Fund derives from its broad Russell 3000 selection universe. Detailed below are the economic sector weightings and the largest holdings for the Fund as of October 31, 1998.



-------------------------------------- ------------ --------------
Economic Sector Weightings
-------------------------------------- ------------ --------------
                                                     Percent of
                                                     Net Assets
                                                      10/31/98

Basic Materials                                          0.0%
Consumer Durables                                        4.6%
Capital Goods                                            1.5%
Consumer Nondurables                                     5.5%
Energy                                                   1.4%
Financial Services                                      12.9%
Health Care                                             16.4%
Retail Trade                                             9.7%
Services                                                 7.9%
Technology                                              18.2%
Telecommunication                                       10.2%
Transportation                                           4.2%
Utilities                                                6.1%
Cash                                                     1.4%
                                                    --   ----

Total                                                  100.0%

------------------------------------ -------------- --------------



----------------------------------------- --------- --------------
Ten Largest Holdings
----------------------------------------- --------- --------------
                                                      Percent of
                                                      Net Assets
                                                       10/31/98

International Business Machines                          3.5%
Microsoft Corp.                                          3.2%
PECO Energy Co.                                          2.6%
BellSouth Corp.                                          2.6%
Schering Plough Corp.                                    2.4%
Allergan Inc.                                            2.4%
Bell Atlantic Corp.                                      2.4%
Bristol Myers Squibb Co.                                 2.4%
Amgen Inc.                                               2.4%
Tricon Global Restaurants Inc.                           2.3%
                                                    --   ----

Total                                                   26.2%

----------------------------------------- --------- --------------

Market Review

The phenomenal strength and stability of US economic growth since the early 1980's left some economists wondering about the demise of the business cycle and allowed domestic investors to enjoy equity returns that were far above-average. Not only did equity returns run at a rate nearly double historical standards, but also the returns for much of the 1990's occurred with historically low volatility. Therefore, stock market valuation measures were allowed to rise to historical highs as investors greatly reduced their perceptions of the risk of US equity investments.

Late last year, a wildfire of global economic instability began in the Pacific Basin, spread through Russia, and moved on to threaten the emerging countries of Latin America. The currencies of these countries were challenged, or even devalued, and an investor flight to safety led to tremendous capital inflows into the safe haven of the US treasury market. Such extreme global economic stress and the sudden shifts in capital flows assisted in the leveraged implosion of Long Term Capital, a large high profile hedge fund manager. This development, in turn, threatened the financial integrity of many US money center banks and security brokers by confronting them with the latest unforeseen meltdown of their derivative-related positions. Very quickly the excesses built up within the financial markets during the last decade were being wrung out and all investors were quickly reminded of the potential risks associated with their equity investments.

Just as the financial prospects appeared most bleak, the Japanese parliament approved a plan for aiding their banking system, emerging market economies appeared to show signs of stabilization, the US Congress approved a contribution to the IMF rescue fund, and then, most importantly, the Fed quickly lowered short term interest rates twice with European countries following suit. The US stock market responded by building a base throughout the month of September 1998 and promptly rallied to retrace much of its losses from the July 1998 high.

Within the US equity market over the last year, those companies that have been able to grow their earnings more robustly despite an environment of generally slowing profit growth have been rewarded. The returns for growth stocks generally exceeded the returns of value stocks during this period. Smaller company stocks continued to significantly underperform their larger company counterparts despite rather compelling relative valuations. Investors were willing to pay a premium for being involved with the relatively more liquid investments of popular US "franchise" companies. All of these relative performance distinctions reflect investment choices that were based on more, rather than less, risk aversion.

In such a dynamic financial environment, the disciplined quantitative process employed within the Fund helps to ensure consistent implementation of our rigorous investment approach. The stock selection process used within the Fund was recently awarded a patent by the US Patent and Trademark Office, the first of its kind ever awarded. We believe our comprehensive investment approach allows us to uniquely discover the financial linkages between macro conditions, fundamental measures, and inherent price momentum.

While financial markets are always complex, we look forward to the constant challenges of adding value to your investments within the US equity market. Thank you for your trust and continued confidence.


Respectfully,




Douglas W. Case,  CFA
Chief Investment Officer
Advanced Investment Technology, Inc.

AIT Vision U.S. Equity Portfolio
Schedule of Investments - October 31, 1998

Common Stocks - 98.6%                                        Shares                    Value
Apparel - 1.8% %
TJX Companies, Inc.                                             4,400                    $ 83,325
                                                                                  ----------------

Auto Manufacturers - 3.4%
Chrysler Corp.                                                  1,500                      72,187
Ford Motor Company                                              1,600                      86,800
                                                                                  ----------------
                                                                                  ----------------
                                                                                          158,987
                                                                                  ----------------
Banks - 2.4%
Mellon Bank Corp.                                                 800                      48,100
PNC Bank Corp.                                                  1,300                      65,000
                                                                                  ----------------
                                                                                          113,100
                                                                                  ----------------
Building - 1.2%
Centex Corp.                                                    1,600                      53,600
                                                                                  ----------------

Business Equipment - 1.5%
Xerox Corp.                                                       700                      67,813
                                                                                  ----------------

Capital Goods - 1.5%
Ingersoll Rand Co.                                              1,400                      70,700
                                                                                  ----------------

Communications & Communications Equipment - 10.2%
AT&T Corp.                                                      1,700                     105,825
Alltel Corp.                                                    1,402                      65,631
Bell Atlantic Corp.                                             2,100                     111,563
Bell South Corp.                                                1,500                     119,719
GTE Corp. (a)                                                   1,200                      70,425
                                                                                  ----------------
                                                                                          473,163
                                                                                  ----------------
Computers, Peripherals  & Software- 16.2%
BMC Software, Inc. (a)                                          1,500                      72,094
Cisco Systems, Inc. (a)                                         1,350                      85,050
Dell Computer (a)                                               1,600                     105,000
International Business Machines Corp.                           1,100                     163,280
Microsoft Corp. (a)                                             1,400                     148,225
Sterling Software (a)                                           2,300                      60,231
Synopsys, Inc. (a)                                              1,300                      58,825
Tandy Corp.                                                     1,200                      59,475
                                                                                  ----------------
                                                                                          752,180
                                                                                  ----------------

Drugs - 10.3%
Amgen, Inc. (a)                                                 1,400                     109,988
Bristol Myers Squibb                                            1,000                     110,563
Pfizer, Inc.                                                      600                      64,387
Schering-Plough Corp.                                           1,100                     113,163
Watson Phamaceuticals, Inc. (a)                                 1,400                      77,875
                                                                                  ----------------
                                                                                  ----------------
                                                                                          475,976
                                                                                  ----------------
Electrical & Electronics  - 2.6%
Peco Energy Co.                                                 3,100                     119,931
                                                                                  ----------------
AIT Vision U.S. Equity Portfolio
Schedule of Investments - October 31, 1998
                                                             Shares                    Value
Common Stocks - continued
Energy - Oil & Gas - 1.4%
Chevron Corp.                                                     800                    $ 65,200
                                                                                  ----------------

Financial Services - 4.3%
Edwards A.G.                                                    1,600                      55,300
Fannie Mae                                                      1,100                      77,894
Fleet Financial Group, Inc.                                     1,600                      63,900
                                                                                  ----------------
                                                                                          197,094
                                                                                  ----------------
Food - 6.9%
IBP, Inc.                                                       3,100                      83,894
Quaker Oats Co.                                                 1,700                     100,406
Safeway, Inc. (a)                                               1,400                      66,937
Tyson Foods Inc. Class A                                        3,000                      69,000
                                                                                  ----------------
                                                                                  ----------------
                                                                                          320,237
                                                                                  ----------------
Insurance - 5.0%
Allstate Corp.                                                  1,400                      60,288
Cigna Corp.                                                       900                      65,644
Protective Life Corp.                                           2,800                     103,775
                                                                                  ----------------
                                                                                          229,707
                                                                                  ----------------
Medical Supplies - 4.1%
Allergan Inc.                                                   1,800                     112,387
Becton Dickinson and Co.                                        1,800                      75,825
                                                                                  ----------------
                                                                                  ----------------
                                                                                          188,212
                                                                                  ----------------
Office Equipment - 1.8%
Lexmark International Group (a)                                 1,200                      83,925
                                                                                  ----------------

Oil & Gas Services - 1.8%
Coastal Corp.                                                   2,400                      84,600
                                                                                  ----------------

Restaurants - 3.5%
Brinker International, Inc. (a)                                 2,300                      55,631
Tricon Global Restaurants (a)                                   2,500                     108,750
                                                                                  ----------------
                                                                                  ----------------
                                                                                          164,381
                                                                                  ----------------
Retail - 5.2%
Best Buy Company, Inc. (a)                                      1,600                      76,800
GAP, Inc.                                                       1,100                      66,137
Walmart Stores, Inc.                                            1,400                      96,600
                                                                                  ----------------
                                                                                  ----------------
                                                                                          239,537
                                                                                  ----------------
Savings & Loans - 1.2%
Dime Bancorp, Inc.                                              2,400                      57,150
                                                                                  ----------------

Services - 5.0%
Dun & Bradstreet Corp.                                          2,400                      68,100
HBO & Co.                                                       3,700                      97,125
Interpublic Group Cos., Inc.                                    1,100                      64,350
                                                                                  ----------------
                                                                                  ----------------
                                                                                          229,575
                                                                                  ----------------
Toys -1.4%
Hasbro, Inc.                                                    1,900                      66,619
                                                                                  ----------------
AIT Vision U.S. Equity Portfolio
Schedule of Investments - October 31, 1998
                                                             Shares                    Value
Common Stocks - continued
Transportation - 4.2%
AMR Corp. (a)                                                   1,200                    $ 80,400
Delta Airlines                                                    600                      63,337
Consolidated Freightways                                        1,700                      51,426
                                                                                  ----------------
                                                                                          195,163
                                                                                  ----------------
Utilities - 1.7%
First Energy Corp.                                              2,600                      78,000
                                                                                  ----------------
                                                                                  ----------------
TOTAL COMMON STOCKS (Cost $3,985,539)                                                   4,568,175
                                                                                  ----------------

Money Market Securities -1.4%                                 Principal Amount
Star Treasury, 4.96%, 11/02/98  (Cost $66,598)               $ 66,698                      66,598
                                                                                           ------
TOTAL INVESTMENTS - 100.0% (Cost $4,052,137)                                          $ 4,634,773
  Other assets less liabilities - 0.0%                                                      1,505
                                                                                  ----------------
TOTAL NET ASSETS - 100.0%                                                             $ 4,636,278
                                                                                  ================

(a) non-income producing security


AIT Vision U.S. Equity Portfolio
Statement of Assets and Liabilities
October 31, 1998

Assets
Investment in securities, at value (cost $4,052,137)                                   $           4,634,773
Receivables:
  Dividends                                                                                            3,712
  Interest                                                                                               276
  Reimbursement of trustees fees                                                                       1,804
                                                                                         --------------------
     Total assets                                                                                  4,640,565

Liabilities
Payables:
Accrued advisory fee                                       $               2,587
Accrued trustees' fees                                                     1,700
                                                              ------------------
     Total liabilities                                                                                 4,287
                                                                                         --------------------

Net Assets                                                                             $           4,636,278
                                                                                         ====================

Net Assets consist of:
Paid in capital                                                                        $           3,716,133
Accumulated undistributed net investment income                                                       25,580
Accumulated undistributed net realized gain                                                          311,929
Net unrealized appreciation on investments                                                           582,636
                                                                                         --------------------

Net Assets, for 325,449  shares                                                        $           4,636,278
                                                                                         ====================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($4,634,278/325,449)                    $               14.25
                                                                                        ====================



AIT Vision U.S. Equity Portfolio
Statement of Operations  for the year ended October 31, 1998


Investment Income
Dividend Income                                                                        $              60,646
Interest Income                                                                                        4,388
                                                                                          -------------------
Total Income                                                                                          65,034


Expenses
Investment advisory fee                                   $              33,471
Trustee's fees                                                            1,804
                                                             -------------------
Total expenses before reimbursement                                      35,275
Reimbursed trustees fees                                                 (1,804)
                                                             -------------------
Total operating expenses                                                                              33,471
                                                                                          -------------------
Net Investment Income                                                                                 31,563
                                                                                          -------------------

Realized & Unrealized Gain
Net realized gain on investment securities                              437,654
Change in net unrealized appreciation of investment
 securities                                                              83,166
                                                             -------------------
Net gain                                                                                             520,820
                                                                                          -------------------
Net increase in net assets resulting from operations                                               $ 552,383
                                                                                          ===================


AIT Vision U.S. Equity Portfolio
Statement of Changes in Net Assets
                                                                     For the year                 For the year
                                                                         ended                        ended
Increase/(Decrease) in Net Assets                                  October 31, 1998             October 31, 1997
Operations
  Net investment income (loss)                                           $ 31,563                     $ 15,530
  Net realized gain (loss)                                                437,654                      271,121
  Change in net unrealized appreciation                                    83,166                      465,335
                                                                  ----------------             ----------------
  Net Increase in net assets resulting from operations                    552,383                      751,986
                                                                  ----------------             ----------------
Distributions to shareholders:
  From net investment income (loss)                                       (21,513)                           -
  From net realized gain (loss)                                          (397,998)                     (81,686)
                                                                  ----------------             ----------------
  Total distributions                                                    (419,511)                     (81,686)
Share Transactions
  Net proceeds from sale of shares                                         96,094                    3,706,126
  Shares issued in reinvestment of distributions                          129,848                       81,686
  Shares redeemed                                                        (711,880)                     (95,927)
                                                                  ----------------             ----------------
Net increase in net assets resulting
  from share transactions                                                (485,938)                   3,691,885
                                                                  ----------------             ----------------
  Total increase in net assets                                           (353,066)                   4,362,185

Net Assets
  Beginning of period                                                 $ 4,989,344                    $ 627,159
                                                                  ----------------             ----------------
  End of period [including undistributed net investment
    income(loss) of $25,580 and $15,530]                              $ 4,636,278                  $ 4,989,344
                                                                  ================             ================



AIT Vision U.S. Equity Portfolio
Financial Highlights

                                                        For the year          For the year             For the period
                                                             ended                ended                   ended
                                                       October 31, 1998      October 31, 1997        October 31, 1996 (b)
Selected Per Share Data
Net asset value, beginning of period                           $13.79                $12.62                  $10.00
                                                         --------------       ---------------         ---------------
Income from investment operations
  Net investment income (loss)                                   0.09                  0.06                   (0.07)
  Net realized and unrealized gain (loss)                        1.54                  2.71                    2.69
                                                         --------------       ---------------         ---------------
Total from investment operations                                 1.63                  2.77                    2.62
                                                         --------------       ---------------         ---------------
Less Distributions
  From net investment income                                    (0.06)                (1.60)
  From net realized gain                                        (1.11)                 0.00                    0.00
                                                         --------------       ---------------         ---------------
Total Distributions                                             (1.17)                (1.60)
                                                         --------------       ---------------
Net asset value, end of period                                 $14.25                $13.79                  $12.62
                                                         ==============       ===============         ===============

Total Return                                                    12.87%                24.65%               26.63% (a)

Ratios and Supplemental Data
Net assets, end of period (000)                                $4,636                $4,989                    $627
Ratio of expenses to average net assets                          0.70%                 0.70%                1.87% (a)
Ratio of expenses to
  average net assets before reimbursement                        0.74%                 0.74%                   -
Ratio of net investment income to
  average net assets                                             0.66%                 0.50%               (0.70)%(a)
Ratio of net investment income to
  average net assets before reimbursement                        0.62%                 0.46%                   -
Portfolio turnover rate                                        147.89%               253.52%              238.63% (a)

(a)  Annualized
(b) November 6, 1995 (commencement of operations) to October 31, 1996.






                        AIT VISION U.S. EQUITY PORTFOLIO
                          Notes to Financial Statements
                                October 31, 1998

NOTE 1.  ORGANIZATION

The AIT Vision U.S. Equity Portfolio (the "Fund") is a series of the AmeriPrime Funds, an Ohio business trust (the "Trust). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified series, open-end management investment company whose investment objective is to provide long-term growth of capital. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

 Securities Valuations- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, and the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.


                        AIT VISION U.S. EQUITY PORTFOLIO
                          Notes to Financial Statements
                                October 31, 1998

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Advanced Investment Technology, Inc. (the "Adviser") to manage the Fund's investments. The Adviser is controlled by its majority shareholder, State Street Global Advisers, a division of State Street Bank & Trust Company. Douglas W. Case, CFA, Chief Investment Officer, Dean S. Barr, Chairman and Chief Executive Officer and Susan Reigel Gilbreath, Portfolio Management, are primarily responsible for the day to day management of the Fund's portfolio.

Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.70% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the period from November 1, 1997 through October 31, 1998, the Adviser received a fee of $33,471 from the Fund. The Advisor agreed to pay other expenses to the extent necessary to maintain total expenses at the contractual rate of 0.70%, for the period the Advisor reimbursed expenses of $1,804.

The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the funds business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the year ended October 31, 1998, the Administrator received fees of $30,000 from the Adviser for administrative services provided to the Fund.





                        AIT VISION U.S. EQUITY PORTFOLIO
                          Notes to Financial Statements
                                October 31, 1998


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Fund retains AmeriPrime Financial Sercurities, Inc. ("the Distributor") to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor for the year ended October 31, 1998. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.

NOTE 4.  CAPITAL SHARE TRANSACTIONS

   As of October 31, 1998, there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at October 31, 1998 was $3,716,133.

     Transactions  in  capital  stock were as  follows:  For the  periods  ended
      October 31:


                              1998                  1998                  1997                  1997
                             Shares               Dollars                Shares               Dollars

 Shares sold                  6,996               $96,094               312,107             $3,706,126
 Shares issued in
   reinvestment of
   dividends                 10,232               129,848                 7,210                81,686
 Shares redeemed
                            (53,629)             (711,880)               (7,160)              (95,927)
                            --------             ---------              -------              --------
                            (36,401)            ($485,938)              312,157             $3,691,885

NOTE 5.  INVESTMENTS

     For the period from year ended October 31, 1998, purchases and sales of investment securities, other than short-term investments, aggregated $7,076,453 and $7,930,697, respectively. The gross unrealized appreciation for all securities totaled $681,306 and the gross unrealized depreciation for all securities totaled $98,670 for a net unrealized appreciation of $582,636. The aggregate cost of securities for federal income tax purposes at October 31, 1998 was $4,052,137.







                        AIT VISION U.S. EQUITY PORTFOLIO
                          Notes to Financial Statements
                                October 31, 1998

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 7. YEAR 2000 ISSUE

Like other mutual funds, financial and business organizations and individuals around the world, the fund could be adversely affected if the computer systems used by the Adviser, Administrator or Servicers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue" The Adviser and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.








                   INDEPENDENT AUDITOR'S REPORT




To The Shareholders and Board of Trustees
AIT Vision U.S. Equity Portfolio


We have audited the accompanying statement of assets and liabilities of AIT Vision U.S. Equity Portfolio (a member of the Ameriprime Fund series), including the schedule of portfolio investments, as of October 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIT Vision U.S. Equity Portfolio as of October 31, 1998 and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 9, 1998

CORBIN SMALL-CAP VALUE FUND


November 6, 1998


Dear Shareholder:

Thank you once again for your investment in the Corbin Small-Cap Value Fund. All of the employees of the investment advisor, Corbin & Company, have been working very hard this year trying to achieve the best overall performance for this fund. Unfortunately, some factors did not allow us to achieve the results we had anticipated for this year. A poor market for smaller stocks, a continued lack of interest in value investing, disappointments at portfolio companies, and plain old "bad luck" were all factors in the results. Last year in the annual report, I mentioned that what we are doing is to be measured over a period of five-to-ten years, not over one-to-two year periods. That is what separates speculators from investors.

OVERALL PORTFOLIO CHARACTERISTICS AND COMMENTARY


As of October 31st, the portfolio contained 26 equities, with 92.6% of the money in equity securities, and 7.4% in cash. I can honestly say that this has been the most frustrating year that I have ever experienced during my time as an investment professional. While the loss in value by our stocks is always disheartening, what is truly maddening is that, by and large, earnings were above or in-line with analysts' estimates. Several of our stocks have seen their estimates rise over the past few quarters, while others have remained relatively intact. This is despite an environment that has been relatively inhospitable to the vast majority of companies. Thinking that the situation must be changing, I have spent the last few weeks on the telephone, in talks with top management at several of our portfolio companies. With two notable exceptions, business remains substantially above the levels of last year and even above internal expectations. This is witnessed by the fact that a large number of our companies announced buybacks of their shares, or are about to do so. It is clear that, in the next few months, several firms will be taking the opportunity to repurchase their shares at depressed valuations.


Why has the market wiped the value of the Russell 2000 down by almost 33% since April 21, and the average NYSE stock is 45% off of its highs? It comes down to one word - fear. Fear that the big banks are going to implode due to derivative exposure. Fear due to the belief that interest rates are not low enough and that the Federal Reserve cannot be decisive. Fear that an economic slowdown will hurt U.S. corporate profits. Personally, I abhor fear, because it begets more fear. If bankers, investors, and consumers give in to these fears, it will result in the thing they most fear - a recession brought on by a credit crunch. Just as in our personal lives, 99% of the things we worry about never come to pass, that is also true about the economy. I am not saying that there may not be a continuation of the "bumps in the road" suffered over the last few months, but what I am saying is that the dire predictions of the failure of major money-center banks, brokerage firms, and mega-hedge funds will not come to pass. In fact, we have positioned ourselves to profit from this time, even though it should not be as bad as predicted by many seers.

Bonded Motors should thrive if the economy slows down, as people keep their vehicles longer. Durakon Industries' Jerr-Dan division should prosper as towing demand and low interest rates increase the demand for towing vehicles, while Duraliner benefits from the same factor as Bonded. Wabash National will benefit from lower rates and its position as the premier truck trailer firm. Our specialty metals companies will benefit from strong cash flow and contracts with premier companies in the different industries they service. Duckwall-Alco's small town exposure and sales mix leave it unsusceptible to many of the problems facing bigger retailers. VTEL will capitalize on the "time and money" factor to help reduce costs for business. If it sounds like I am bullish on our securities and our positioning, that would be correct. Share price means something only if you are intending to sell these securities in the short-term, which we are not expecting to do to any large extent. I believe as much today in the companies we own as the day we bought them, and we are going to concentrate our funds in them.

SPECIAL NOTE ON SHAREHOLDER ACTIVISM

Due to the extraordinary opportunities that have evolved in the last six months, our firm has been active in the area of corporate governance and working with company managements to increase shareholder value. I believe that when you look at the number of companies we own that have chosen to make strategic operational and financial moves, you can appreciate our work. In three cases, we have filed
Schedule 13D with the Securities and Exchange Commission concerning our interests. A Schedule 13D is filed when a firm controls more than 5% of a company's stock and is requesting a change in capitalization or dividend policy, or representation on the board. While a Schedule 13D often represents a confrontation situation, we are using it as a public forum to express our views to the board of directors. We do not consider this confrontational, but rather a way to address the concerns that investors are feeling. It also helps to draw public attention to the company and its prospects.

I believe that you will see more of this action from our firm in the future. We pride ourselves as being patient investors and have given substantial opportunity for some of these situations to develop. Sometimes it is important to refocus a firm on what it is primarily trying to accomplish, which is the addition of shareholder value. In those cases where we feel that a reminder is in order, and we control more than 5% of a firm's shares, I would look for a 13D to be filed.

PERFORMANCE DISCUSSION

The fund generated a total return of -36.07% for the twelve months ended October 31, 1998. The Russell 2000 returned -11.64%, and the S&P 600 Small-Cap returned -11.07%. Clearly, there is no use talking about which stocks surprised us on the upside or downside, because the individual securities in this situation do not matter. What matters is the investment market's complete markdown of small-cap equity securities, and the belief that now is the time for "taking chips off the table." It is my belief that there will continue to be a tremendous number of economic bargains in the marketplace, and that investors will eventually gravitate toward them.

I also believe that it is important to mention that this situation represents an excellent opportunity to add to the fund at these lower levels. Employees and their family members own approximately 15% of the fund, and many of these have used the price weakness to add to their positions. Investment programs that utilize dollar-cost averaging, or regular contributions, are able to take advantage of times of market instability to create an attractive investment average over a period of time.

       -------------------------------------------------------------
       Returns for the Periods Ended 10/31/98
       -------------------------------------------------------------
                                                                Total Average
                                                                Annual Return
                                                               Since Inception
       Fund/Index                               1 Year          June 30, 1997
       ----------                               ------          -------------

       Corbin Small-Cap Value Fund              -36.07%            -22.96%
       S&P 600 Small-Cap                        -11.07%               -.75%
       Russell 2000                             -11.64%              -2.29%

       ----------------------------------- ------------------ -----------------



                             Corbin           S&P 600        Russell 2000
                   ----------------------------------------------------
                 6/30/97     10,000             10,000          10,000
                 7/31/97     10,310             10,629          10,467
                 8/31/97     10,520             10,897          10,703
                 9/30/97     11,330             11,617          11,485
                10/31/97     11,030             11,116          10,975
                11/30/97     11,209             11,035          10,900
                12/31/97     10,916             11,257          11,095
                 1/31/98     10,575             11,037          10,926
                 2/28/98     10,853             12,043          11,746
                 3/31/98     11,257             12,503          12,239
                 4/30/98     11,171             12,577          12,306
                 5/30/98     10,617             11,910          11,646
                 6/30/98     10,511             11,945          11,680
                 7/31/98      9,595             11,031          10,726
                 8/31/98      7,401              8,905           8,646
                 9/30/98      7,187              9,448           9,272
                10/31/98      7,049              9,887           9,652


This chart shows the value of a hypothetical initial investment of $10,000 in the Fund, the S&P 600 Small-Cap Index, and the Russell 2000 Index on June 30, 1997 and held through October 31, 1998. The S&P 600 Small-Cap Index and the
Russell 2000 Index  are  widely   recognized   unmanaged  indices  of  common
stock prices. Performance figures include the change in value of the stocks in the indices, and reinvestment of dividends, and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.


DESCRIPTION OF INDIVIDUAL SECURITY ISSUES

As in the past report, I would like to very briefly discuss the securities now held in the portfolio.

Aames Financial (AAM) - The company is a leader in the sub-prime lending business. This category of stocks has dramatically under-performed the market and other financial service stocks, due to gain-on-sale accounting issues. Aames has significant service revenue, compared to other firms in the industry.

American Buildings Company (ABCO) - ABCO is a manufacturer of metal building systems, which are used for residential and non-residential markets.

Bonded Motors (BMTR) -The company is the leader in the area of rebuilding auto engines. It is also expected to be a premier consolidator in this industry.

Butler Manufacturing (BBR) - The company is the leading maker of metal buildings worldwide. The metal building market is growing rapidly and is highly lucrative in terms of margins and return on investment.

Cott Corporation (COTTF) - Cott is the premier producer of retail brand beverages, including soft drinks, juice drinks and bottled water.

Delta Financial Corp. (DFC) - DFC is a sub-prime lender in the same industry as Aames Financial. Delta has some of the most conservative gain-on-sale accounting practices in the business, which, after our meeting with management, appeared to make the stock dramatically undervalued.

Dawson Geophysical (DWSN) - Dawson processes three-dimensional seismic data used in the exploration and development of oil and natural gas reserves.

Duckwall-Alco Stores (DUCK) - The company operates a chain of over 200 discount variety stores, primarily in the central United States.

Durakon Industries (DRKN) - We believe DRKN to be one of the most dramatically undervalued companies in American manufacturing. The company produces the Duraliner pickup truck bedliners and Jerr-Dan towing vehicles.

Griffon Corp. (GFF) - Griffon manufactures building products, specialty plastic films, and electronic information and communications systems. The recent downturn in the market allowed us to purchase the stock at less than 8X expected earnings.

Ingles Markets (IMKTA) - This supermarket chain operator serves as a defensive stock in case of economic difficulties and offers a 5%+ dividend yield.

     Kuhlman Corp. (KUH) - Kuhlman serves the consumer and utility markets by manufacturing power transformers and electrical wires and cables.

Lone Star Steakhouse & Saloon (STAR) - This provider of premium and mid-priced steaks obtained a cheap valuation due to several earnings disappointments on Wall Street. The company announced plans to begin aggressively marketing its products, which should increase earnings within a few quarters.

     Onyx Acceptance Corp. (ONYX) - Onyx is a specialty finance company, which focuses on prime and non-prime automobile lending.

Play-By-Play Toys & Novelties (PBYP) - The company is a leader in the plush, stuffed toy business, as well as games for amusement parks. The company trades at a low multiple to this year's expected earnings.

Quanex (NX) - Quanex manufactures specialty metal products from carbon and alloy steel and aluminum. The company is focused on manufacturing proprietary and customized products.

RailTex (RTEX) - RailTex operates short-line railroads and also consults on the management of international railroads. The stock is very cheap compared to the market, as well as its peer group, and is in a business that is rapidly consolidating.

Republic Group (RGC) - The company recycles paper and makes gypsum wallboard. In addition, the company has excellent financial statements, with no debt.

Rush Enterprises (RUSH) - Rush operates a regional network of truck dealerships, primarily "Peterbilt" ones. The stock was purchased at less than 8X expected earnings, despite the estimate of 20% per year growth for the company.

     Seitel Corp. (SEI) - The drop in oil prices led us to this high-quality geophysical firm. We feel the company has been unrecognized due to its "oil patch" label.

Steel of West Virginia (SWVA) - Steel of West Virginia is a producer of specialty steel products, which are used in the construction of truck trailers, industrial lift trucks, and manufactured housing.

Successories (SCES) - The company designs and manufactures recognition and motivation products. Same-store sales continue to show strong comparisons, and prospects are brightening considerably.

Titan Corp. (TTN) - TTN manufactures information and electronic systems. The company is attempting to receive FDA approval on its latest product, which will be used for food pasteurization and should boost sales tremendously.

Unifab (UFAB) - The company is a leader in the manufacturing of off-shore oil platforms. The firm sells for the highest value score in our universe of stocks.

VTEL (VTEL) - VTEL is a maker of video-telecommunication equipment. We continue to believe that this is going to be a huge gainer in the near future.

Wabash National (WNC) - Wabash is the leading manufacturer of truck trailers.


FINAL THOUGHTS

Over the last few months I have come to the conclusion that America is now in the midst of a bubble concerning large-cap securities, with the public speculating frantically on equity securities of questionable value. They have ignored the places where true value still exists, eschewing fundamentals. I remember during the 1988-1989 time period, people in this country said that Japanese stocks could not continue to trade at 30X-50X earnings. Many people came to reason that they would be able to do it and invested in that market, with dire consequences for portfolios. Today the P/E of the S&P 500 stands at 23.8X next year's earnings estimates, with the "mega-cap" stocks having average P/E ratios substantially higher. Clearly, this is not something that is sustainable over the long-term.

I personally have only three investments: my stake in Corbin & Company and the Corbin Small-Cap Value Fund are 99% of the total. Clearly, I believe in this process and these securities. I am taking every opportunity to personally add to what we are doing here, and I urge you, at these prices, to continue to do the same. Some of America's best companies are on sale, and, although there is no blue light flashing to indicate it, I believe that it is as apparent as when the Gulf War Crisis caused a vast markdown of stocks in 1991, rising rates triggered the Crash of 1987, and the political and economic events of 1973 caused that decline. I thank you for your support and can promise you that we are doing everything possible to achieve the maximum results, while not straying from our discipline.

Sincerely,



David A. Corbin, CFA
President and Chief
Investment Officer


Corbin Small-Cap Value Fund
Schedule of Investments -  October 31, 1998

Common Stocks - 92.6%                                            Shares                             Value
Auto Parts & Accessories - 4.2%
Bonded Motors, Inc. (a)                                             12,000                       $ 96,000
                                                                                         -----------------

Bottled & Canned Soft Drinks - 3.2%
Cott Corp (Quebec) (a)                                              12,440                         73,085
                                                                                         -----------------

Business Services - 4.0%
VTEL Corp. (a)                                                      20,000                         91,250
                                                                                         -----------------

Building Materials - 2.6%
Republic Group, Inc.                                                 4,000                         59,250
                                                                                         -----------------

Catalog & Mail Order Services - 7.7%
Successories, Inc. (a)                                              59,000                        177,000
                                                                                         -----------------

Communications - 3.7%
Unifab International Inc. (a)                                        7,000                         85,312
                                                                                         -----------------

Department Stores - 3.7%
Duckwall Alco Stores, Inc. (a)                                       7,500                         84,375
                                                                                         -----------------

Diversified Industrials - 3.0%
Griffon Corporation (a)                                              7,000                         68,687
                                                                                         -----------------

Electrical Components - 3.5%
Kuhlman Corp.                                                        3,000                         79,500
                                                                                         -----------------

Fabricated Metal Products -  7.4%
American Buildings Co. (a)                                           4,630                        111,120
Butler Manufacturing Co.                                             2,600                         58,500
                                                                                         -----------------
                                                                                                  169,620
                                                                                         -----------------
Financial Services - 17.0%
Aames Financial Corp.                                               67,100                        276,788
Delta Financial Corp. (a)                                            5,000                         28,438
Onyx Acceptance Corp. (a)                                           13,600                         85,000
                                                                                         -----------------
                                                                                         -----------------
                                                                                                  390,226
                                                                                         -----------------
Food Retailers - 1.1%
Ingles Markets Inc., Class A                                         2,000                         25,000
                                                                                         -----------------

Oil Drilling & Exploration - 1.3%
Dawson Geophysical (a)                                               3,000                         30,000
                                                                                         -----------------

Oil & Gas Services - 3.0%
Seitel Corp. (a)                                                     5,100                         67,575
                                                                                         -----------------

Corbin Small-Cap Value Fund
Schedule of Investments -  October 31, 1998 - continued

Common Stocks - continued                                         Shares                           Value
Railroads - 0.8%
Rail Tex, Inc. (a)                                                   1,700                       $ 18,381
                                                                                         -----------------

Recreational Vehicles - 4.6%
Durakon Industries, Inc. (a)                                        11,000                        105,875
                                                                                         -----------------

Restaurants - 2.8%
Lone Star Steakhouse & Saloon (a)                                    8,030                         64,240
                                                                                         -----------------

Retailers - 5.3%
Rush Enterprises, Inc. (a)                                           8,400                         95,550
Titan Corp. (a)                                                      5,000                         25,938
                                                                                         -----------------
                                                                                         -----------------
                                                                                                  121,488
                                                                                         -----------------
Toys - 3.4%
Play by Play Toys & Novelties (a)                                    9,500                         78,375
                                                                                         -----------------

Trucks/Trailers - 3.7%
Wabash National Corp.                                                4,715                         83,690
                                                                                         -----------------

Steel Manufacturing - 6.6%
Quanex Corp.                                                         3,780                         63,788
Steel of West Virginia, Inc. (a)                                    14,540                         86,332
                                                                                         -----------------
                                                                                                  150,120
                                                                                         -----------------
                                                                                         -----------------
TOTAL COMMON STOCKS (Cost $2,674,140)                                                           2,119,049
                                                                                         -----------------

Money Market Securities - 8.0%                                    Principal Amount                  Value
Star Treasury 4.83% 11/2/98 (Cost $183,279)                        $ 183,279                    $ 183,279
                                                                                         -----------------

TOTAL INVESTMENTS - 100.6% (Cost $2,857,419)                                                    2,302,328
Excess of liabilities over other assets - (0.6%)                                                  (13,324)
                                                                                         -----------------
Total Net Assets - 100.0%                                                              $        2,289,004
                                                                                         =================


Legend
(a) non-income producing


Corbin Small-Cap Value Fund                                                                October 31, 1998
Statement of Assets & Liabilities

Assets
Investment in securities, at value (cost $2,857,419)                                   $           2,302,328
Interest receivable                                                                                      220
                                                                                         --------------------
     Total assets                                                                                  2,302,548

Liabilities
Redemptions payable                                                        $ 11,405
Accrued investment advisory fee payable                                      2,139
                                                                     ---------------

     Total liabilities                                                                                13,544
                                                                                         --------------------

Net Assets                                                                                       $ 2,289,004
                                                                                         ====================

Net Assets consist of:
Paid in capital                                                                        $           3,397,627
Accumulated undistributed net investment income (loss)                                                (1,444)
Accumulated undistributed net realized gain (loss) on investments                                   (552,088)
Net unrealized appreciation (depreciation) on investments                                           (555,091)
                                                                                         --------------------

Net Assets, for 345,840 shares                                                                   $ 2,289,004
                                                                                         ====================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($2,289,004/345,840)                    $                6.62
                                                                                         ====================





Corbin Small-Cap Value Fund
Statement of Operations for the year ended October 31, 1998


Investment Income
Dividend Income                                                                               $              16,124
Interest Income                                                                                               6,197
                                                                                                --------------------
Total Income                                                                                                 22,321


Expenses
Investment advisory fee                                                 $          25,371
Trustees' fees                                                                        954
                                                                          ----------------
Total expenses before reimbursement                                                26,325
Reimbursed expenses                                                                  (954)
                                                                          ----------------


Total Operating Expenses                                                                                     25,371
                                                                                                --------------------
Net Investment Income (Loss)                                                                                 (3,050)
                                                                                                --------------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                (467,038)
Change in net unrealized depreciation on investment securities                   (599,782)
                                                                          -----------------
                                                                                                --------------------
Net gain (loss) on investment securities                                                                 (1,066,820)
                                                                                                --------------------
Net increase (decrease) in net assets resulting from operations                                 $        (1,069,870)
                                                                                                ====================



Corbin Small-Cap Value Fund
Statement of Changes in Net Assets

For the periods ended October 31
Increase/(Decrease) in Net Assets                                      1998                       1997 (a)
Operations
  Net investment income (loss)                                           $ (3,050)                        $ (5)
  Net realized gain (loss)                                               (467,038)                       5,918
  Change in net unrealized appreciation (depreciation)                   (599,782)                      44,691
                                                                  ----------------             ----------------
  Net Increase in net assets resulting from operations                 (1,069,870)                      50,604
                                                                  ----------------             ----------------
Distributions to shareholders:
  From net investment income                                               (1,444)                           -
  From net realized gain                                                  (90,963)                           -
                                                                  ----------------             ----------------
                                                                  ----------------
  Total distributions                                                     (92,407)                           -
                                                                  ----------------
Share Transactions
  Net proceeds from sale of shares                                      2,309,098                    1,283,875
  Shares issued in reinvestment of distributions                           86,814                            -
  Shares redeemed                                                        (279,062)                         (48)
                                                                  ----------------             ----------------
Net increase in net assets resulting
  from share transactions                                               2,116,850                    1,283,827
                                                                  ----------------             ----------------
  Total increase in net assets                                            954,573                    1,334,431

Net Assets
  Beginning of period                                                 $ 1,334,431                          $ -
                                                                  ----------------             ----------------
  End of period [including undistributed net investment
    income(loss) of ($3,050) and ($5)]                                $ 2,289,004                  $ 1,334,431
                                                                  ================             ================


(a) June 30, 1997 (Commencement of Operations) to October 31, 1997.



Corbin Small-Cap Value Fund
Financial Highlights



For the periods ended October 31                        1998               1997 (b)
Selected Per Share Data
Net asset value, beginning of period                     $ 11.03              $ 10.00
                                                     ------------        -------------
Income from investment operations
  Net investment income                                    (0.01)                -
  Net realized and unrealized gain (loss)                  (3.76)                1.03
                                                     ------------        -------------
Total from investment operations                           (3.77)                1.03
                                                     ------------        -------------
Less Distributions
  From net interest income                                 (0.01)                -
  From net realized gain (loss)                            (0.63)                -
                                                     ------------        -------------
Total Distributions                                        (0.64)                -
                                                     ------------        -------------
Net asset value, end of period                            $ 6.62              $ 11.03
                                                     ============        =============

Total Return                                              -36.07%           30.32% (a)

Ratios and Supplemental Data
Net assets, end of period (000)                            $2,289               $1,334
Ratio of expenses to average net assets                 1.25% (a)            1.23% (a)
Ratio of expenses to average net assets
  before reimbursement                                  1.30% (a)            1.23% (a)
Ratio of net investment income to average net assets  (0.15)% (a)            0.00%
  before reimbursement                                (0.20)% (a)            0.00%
Portfolio turnover rate                                86.42%               20.41% (a)



(a)  Annualized
(b) June 30, 1997 (Commencement of Operations) to October 31, 1997

                           CORBIN SMALL-CAP VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1998


NOTE 1.  ORGANIZATION

The Corbin Small-Cap Value Fund (the "Fund") is organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the Fund is to provide long-term capital appreciation to its shareholders. The Trust Agreement permits the trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, and the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.



Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund  retains  Corbin & Company  (the  "Adviser")  to manage the Fund's
investments.   David  A.  Corbin  ,  President  of  the  Adviser,  is  primarily responsible for the day to day management of the Fund's portfolio.


     Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of the non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the year ended October 31, 1998, the Adviser has received a fee of $25,371 from the Fund.


     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the year ended October 31, 1998, the Administrator received fees of $30,000 from the Adviser for administrative services provided to the Fund.

     The Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor") to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor for the year ended October 31, 1998. Certain members of management of the
                           CORBIN SMALL-CAP VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1998

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Administrator and the Distributor are also members of management of the AmeriPrime Trust.


NOTE 4.  CAPITAL SHARE TRANSACTIONS


As of October 31, 1998, there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at October 31, 1998 was $3,397,627.


Transactions in capital stock were as follows:

For the periods ended October 31:


                              1998                  1998                1997 (a)              1997 (a)
                             Shares               Dollars                Shares               Dollars

                       -------------------- --------------------- --------------------- --------------------
Shares sold                  248,212             $2,309,098             120,985             $1,283,875
Shares issued in
reinvestment of
dividends                     8,831                   86,814               -                     -

Shares redeemed
                            (32,184)               (279,062)                 (4)                   (48)
                            --------            ------------          -----------           ------------
                             224,859            $2,116,850              120,981             $1,283,827
                       -------------------- --------------------- --------------------- --------------------





(a) June 30, 1997 Commencement of Operations) to October 31, 1997



NOTE 5. INVESTMENTS

For the year ended October 31, 1998, purchases and sales of investment securities, other than short-term investments, aggregated $3,758,019 and $1,748,592, respectively. The gross unrealized appreciation for all securities totaled $56,580 and the gross unrealized depreciation for all securities totaled $611,671, for a net unrealized depreciation of $555,091. The aggregate cost of securities for federal income tax purposes at October 31, 1998 was $2,857,419.

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                           CORBIN SMALL-CAP VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1998


NOTE 7. RELATED PARTY TRANSACTIONS

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 1998, Charles Schwab & Co. owned in aggregate more than 25% of the Fund.

NOTE 8. RECLASSIFICATION

In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts. As of October 31, 1998, the Fund recorded permanent book/tax differences of $3,050 from undistributed net investment income to paid in capital. This reclassification has no impact on the net asset value of the fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders.


NOTE 9. YEAR 2000 ISSUE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser, Administrator or Servicers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Adviser and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                   INDEPENDENT AUDITOR'S REPORT



To The Shareholders and Board of Trustees
Corbin Small-Cap Value Fund

We have audited the statement of assets and liabilities including the portfolio of investments, of the Corbin Small-Cap Value Fund (a member of the Ameriprime Fund Series) as of October 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Corbin Small-Cap Value Fund as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 9, 1998

CARL DOMINO EQUITY INCOME FUND


November 1, 1998


Dear Shareholders,

         Since its inception, the Fund has produced an average annual return of 17.3%, handily outperforming historical norms and the CPI. In the past year, the market has rewarded investment vehicles that focus on growth stocks in glamorous industries like the internet, personal computers and telecommunications. Within this environment, our disciplined, risk averse style failed to keep pace with the higher multiple stocks that have kept the market in positive territory.


    Comparative Investment                 12 Months            Average**
          Returns*                       Ended 10/31/98       Annual Return
-----------------------------------   -----------------    -----------------
Carl Domino Equity Income Fund              -3.2%                 17.3%
 S&P 500                                    22.0%                 24.9%


                       Carl Domino Equity Income Fund           S&P 500
      03/31/96                $ 10,515.00                    $ 10,539.00
       6/30/96                $ 11,204.78                    $ 11,004.82
       9/30/96                $ 11,475.94                    $ 11,349.27
      12/31/96                $ 12,435.33                    $ 12,301.48
       3/31/97                $ 12,810.88                    $ 12,631.16
       6/30/97                $ 14,618.49                    $ 14,834.03
       9/30/97                $ 16,406.33                    $ 15,942.13
      12/31/97                $ 16,831.26                    $ 16,404.46
       3/31/98                $ 18,120.53                    $ 18,691.24
       6/30/98                $ 16,926.39                    $ 19,304.31
       9/30/98                $ 14,179.23                    $ 17,381.60
      10/31/98                $ 15,446.86                    $ 18,805.15


* Past performance is not predictive of future performance. This chart assumes an initial investment of $10,000 in the Fund and the S&P 500 Index on December 1, 1995 and held through October 31, 1998. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and reinvestment of dividends, and are not annualized.

**Since inception on December 1, 1995.


         At times like this, we must remember the markets move in cycles and, during the past year, we have simply been on the downside of the cycle. One of factors which influences the cycle is that growth stocks tend to outperform in periods of low and falling inflation when future earnings are worth more. At the peak of a growth cycle, when the market is expensive or overvalued, it becomes difficult to purchase growth stocks. Therefore, value stocks return to favor. We remain committed to our proven investment strategy and we will continue to do what we always do, which is to identify, research and buy good companies that are currently unappreciated by the market and represent good long term value. While it is impossible to predict the timing of a definitive upturn for value stocks, this should be a good time to invest or commit additional assets to the Fund. Indeed, as the October results indicate (up 8.9% vs. 8.2% for the S&P) the summer market weakness created buying opportunities not seen for years. We appreciate your confidence in us during the past year and want you to know that we will continue to do our best to uncover the best values to own in your Fund.

Best regards,


Carl J. Domino


CARL DOMINO EQUITY INCOME FUND
Schedule of Investments - October 31, 1998


Common Stocks - 96.6%                                        Shares                Value
Autos, Auto Parts - 3.0%
Chrysler Corp.                                                   1,635               $ 78,684
Snap On Inc.                                                     4,000                141,750
                                                                              ----------------
                                                                              ----------------
                                                                                      220,434
                                                                              ----------------
Chemicals - 3.0%
DuPont (E.I.) De Nemours                                         2,000                115,000
Witco Corp.                                                      5,400                101,588
                                                                              ----------------
                                                                              ----------------
                                                                                      216,588
                                                                              ----------------
Paper & Forest Products - 1.9%
Weyerhaeuser Co.                                                 3,000                140,438
                                                                              ----------------

ENERGY
Oil & Gas - 18.0%
Conoco Inc. (a)                                                 10,000                248,750
Midcoast Energy Resources                                        4,400                 83,600
Mobil Corporation                                                2,000                151,375
Sonat Corporation                                                4,100                124,281
Sun Co., Inc.                                                    3,500                120,094
Unocal Corp.                                                     4,500                152,719
USX Marathon Group                                               3,800                124,213
Williams Companies                                               7,100                194,806
YPF Sociedad Anonima                                             4,200                121,538
                                                                              ----------------
                                                                                    1,321,376
                                                                              ----------------

Retail - 4.7%
Intimate Brands                                                  7,600                170,050
May Department Stores                                            2,900                176,900
                                                                              ----------------
                                                                                      346,950
                                                                              ----------------
Lodging, Restaurants, Leisure - 2.0%
Adams Golf (a)                                                   4,000                 18,500
Cedar Fair, LP                                                   1,000                 24,812
Patriot American Hospitality Inc.                               11,980                106,322
                                                                              ----------------
                                                                                      149,634
                                                                              ----------------
NON-DURABLES
Cosmetics 4.7%
Avon Products                                                    4,740                188,118
International Flavors & Fragrances                               4,100                153,494
                                                                              ----------------
                                                                              ----------------
                                                                                      341,612
                                                                              ----------------
Food - 5.0%
General Mills Inc.                                               1,800                132,300
Heinz (H.J.)                                                     1,800                104,625
Quaker Oats                                                      2,200                129,937
                                                                              ----------------
                                                                              ----------------
                                                                                      366,862
                                                                              ----------------
Household Products - 1.6%
Kimberly-Clark Group                                             2,400                115,800

                                                                              ----------------


CARL DOMINO EQUITY INCOME FUND
Schedule of Investments - October 31, 1998 - continued


Common Stocks - continued                                    Shares                   Value
Tobacco - 1.8%
Philip Morris                                                    2,550              $ 130,369
                                                                              ----------------

HEALTH
Drugs - 6.2%
American Home Products Corp.                                     3,300                160,875
Glaxo Wellcome PLC                                               2,300                143,175
Pharmacia & Upjohn Inc.                                          2,800                148,225
                                                                              ----------------
                                                                              ----------------
                                                                                      452,275
                                                                              ----------------
Diversified Medical - 2.4%
Pall Corporation                                                 7,000                176,750
                                                                              ----------------

Health Care - 1.2%
Baxter International Inc.                                        1,500                 89,906
                                                                              ----------------

Staples/Miscellaneous Services - 1.1%
Deluxe Corporation                                               2,600                 84,175
                                                                              ----------------

Services/Miscellaneous - 2.7%
DA Consulting Group                                              1,000                 15,000
EPL Technologies                                                 3,000                 15,562
Genisis Direct, Inc. (a)                                         1,000                  4,625
Healthword Corp (a)                                              3,000                 45,000
Unisource Worldwide                                             12,550                115,303
                                                                              ----------------
                                                                                      195,490
                                                                              ----------------
Technology- 1.0%
Hypercom Corp.(a)                                                8,000                 76,000
                                                                              ----------------

Electrical Equipment - 3.3%
AMP Inc.                                                         2,617                107,460
SPX Corp.                                                            1                     16
Thomas & Betts                                                   3,000                134,063
                                                                              ----------------
                                                                              ----------------
                                                                                      241,539
                                                                              ----------------
Diversified Machinery - 2.1%
Federal Signal Corp.                                             6,465                155,564
                                                                              ----------------

Diversified Technology- 1.9%
Tektronix Inc.                                                   8,000                143,000
                                                                              ----------------

Airlines, Truckers, & Railroads - 1.5%
Knightsbridge Tankers Ltd. A                                     5,000                108,750
                                                                              ----------------

Consumer Non-Durables - 0.4%
Ultralife Batteries, Inc.                                        5,000                 26,719
                                                                              ----------------

Photography/Office Equipment - 3.2%
Eastman Kodak                                                    1,850                143,375
Minnesota Mining & Manufacturing                                 1,100                 88,000
                                                                              ----------------
                                                                              ----------------
                                                                                      231,375
                                                                              ----------------
Finance
Major Regional & Other Banks - 8.5%
BankAmerica Corp.                                                1,700                 97,750
Community Savings Bankshares                                     7,000                156,625
PNC Bank Corp.                                                   2,200                110,000
South Trust Corp.                                                3,650                133,225
Summitt Bancorp                                                  3,400                128,988
                                                                              ----------------
                                                                                      626,588
                                                                              ----------------
Insurance - 2.0%
ITT Hartford Financial Service Group                             1,700                 90,313
Penn-American Group                                              6,000                 56,625
                                                                              ----------------
                                                                              ----------------
                                                                                      146,938
                                                                              ----------------
Utilities
Electric - 2.2%
Korea Electric Power Corp.-SP ADR                               13,000                165,750
                                                                              ----------------

Natural Gas - 2.0%
El Paso Energy Corp.                                             4,054                143,664
                                                                              ----------------

Telephone/Communications- 8.1%
AT&T  Corp.                                                      2,700                168,075
Amerilink Corp. (a)                                              1,900                 16,150
Frontier Corp.                                                   4,500                135,281
Harris Corp.                                                     5,000                175,313
Telefonica de Argentina                                          3,000                 99,187
                                                                              ----------------
                                                                                      594,006
                                                                              ----------------
REITs - 1.1%
CCA Prison Realty Corp.                                          3,500                 82,250
                                                                              ----------------
TOTAL COMMON STOCKS - % (Cost $6,898,701)                                           7,090,802
                                                                              ----------------

Preferred Stock - 1.2%
Conseco Financial Preferred Series F (Cost $100,000)             2,000                 85,875
                                                                              ----------------


CARL DOMINO EQUITY INCOME FUND
Schedule of Investments - October 31, 1998 - continued


                                                              Principal
                                                                Amount               Amount
Money Market Securities - 1.3%
Star Treasury 4.96% 11/2/98 (Cost $93,675)                    $ 93,675               $ 93,675
                                                                              ----------------
TOTAL INVESTMENTS - 99.1%  (Cost $ 7,092,376)                                       7,270,352
Other assets less liabilities - 0.9%                                                   67,408
                                                                              ----------------
TOTAL NET ASSETS - 100.00%                                                          7,337,760
                                                                              ----------------

(a) non-income producing


Carl Domino Equity Income Fund                                                       October 31, 1998
Statement of Assets & Liabilities

Assets
Investment in securities, at value (cost $7,092,376)                            $           7,270,352
Cash                                                                                          175,660
Receivables:
  Investments sold                                                                             38,466
  Subscriptions                                                                                 1,000
  Dividends                                                                                     9,808
  Interest                                                                                        424
Reimbursement receivable                                                                        1,864
                                                                                  --------------------
     Total assets                                                                           7,497,574

Liabilities
Payables:
  Investments purchased                                                 149,412
  Advisory fee                                                            8,648
  Trustees fees                                                           1,754
                                                              ------------------
     Total liabilities                                                                        159,814
                                                                                  --------------------

Net Assets                                                                                $ 7,337,760
                                                                                  ====================

Net Assets consist of:
Paid in capital                                                                 $           7,133,944
Accumulated undistributed net investment income                                                68,952
Accumulated undistributed net realized gain (loss) on investments                             (43,112)
Net unrealized appreciation on investments                                                    177,976
                                                                                  --------------------

Net Assets, for   499,817 shares                                                $           7,337,760
                                                                                  ====================

Net Asset Value


Net Assets
Offering price and redemption price per share  ($7,337,760/499,817)             $               14.68
                                                                                  ====================





Carl Domino Equity Income Fund
Statement of Operations for the year ended October 31, 1998




Investment Income
Dividend income                                                                                      $             157,609
Interest income                                                                                                      5,223
                                                                                                       --------------------
Total Investment Income                                                                                            162,832


Expenses
Investment advisory fee                                                             $         85,109
Trustees' fees                                                                                 1,844
                                                                                      ---------------
Total Expenses before Reimbursement                                                           86,953
Reimbursed expenses                                                                           (1,844)
                                                                                      ---------------
Total Operating Expenses                                                                                            85,109
                                                                                                       --------------------
Net Investment Income (Loss)                                                                                        77,723
                                                                                                       --------------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions                                          (14,920)
Change in net unrealized appreciation (depreciation) on investment securities               (341,521)
                                                                                      ---------------
Net gain (loss) on investment securities                                                                          (356,441)
                                                                                                       --------------------
Net increase (decrease) in net assets resulting from operations                                      $            (278,718)
                                                                                                       ====================


Carl Domino Equity Income Fund
Statement of Changes in Net Assets
                                                                    For the year                For the year
                                                                       ended                       ended
                                                                  October 31, 1998           October 31, 1997
Increase/(Decrease) in Net Assets
Operations
  Net investment income                                          $         77,723                      28,588
  Net realized gain on investment transactions                            (14,920)                    224,774
  Change in net unrealized appreciation                                  (341,521)                    392,756
                                                                   ---------------             ---------------
  Net Increase in net assets resulting from operations                   (278,718)                    646,118
                                                                   ---------------             ---------------
Distributions to shareholders:
  From net investment income                                              (37,359)                    (11,997)
  From net realized gain                                                 (250,840)                    (10,581)
                                                                   ---------------             ---------------
                                                                   ---------------             ---------------
  Total distributions                                                    (288,199)                    (22,578)
                                                                   ---------------             ---------------
Capital Share Transactions
  Net proceeds from sale of shares                                      4,543,528                   2,354,635
  Shares issued in reinvestment of distributions                          285,845                      20,953
  Shares redeemed                                                        (675,074)                   (371,396)
                                                                   ---------------             ---------------
Net increase in net assets resulting
  from share transactions                                               4,154,299                   2,004,192
                                                                   ---------------             ---------------
  Total increase in net assets                                          3,587,382                   2,627,732

Net Assets
  Beginning of period                                                 $ 3,750,378                 $ 1,122,646

                                                                      ---------------             ---------------
  End of period [including undistributed net investment income
  of $68,952 and $28,588, respectively.]                         $      7,337,760                 $ 3,750,378
                                                                   ===============             ===============



Carl Domino Equity Income Fund
Financial Highlights



For the periods ended October 31                                     1998                    1997                  1996 (b)
Selected Per Share Data
Net asset value, end of period                                          $16.15                  $12.03                  $10.00
                                                                ---------------         ---------------         ---------------
Income from investment operations
  Net investment income                                                   0.21                    0.19                    0.16
  Net realized and unrealized gain (loss)                                (0.60)                   4.15                    1.87
                                                                ---------------         ---------------         ---------------
Total from investment operations                                         (0.39)                   4.34                    2.03
                                                                ---------------         ---------------         ---------------
Less Distributions
  From net investment income                                             (0.14)                  (0.22)                   -
  From net realized gain                                                 (0.94)                   -                       -
                                                                ---------------         ---------------         ---------------
Total distributions                                                      (1.08)                  (0.22)                   -
                                                                ---------------         ---------------         ---------------
Net asset value, end of period                                          $14.68                  $16.15                  $12.03
                                                                ===============         ===============         ===============

Total Return                                                            (3.17)%                  36.58%              20.64% (a)

Ratios and Supplemental Data
Net assets, end of period (000)                                          $7,338                  $3,750                  $1,122
Ratio of expenses to average
  net assets before expense reductions                                    1.53%                   1.55%               1.73% (a)
Ratio of expenses to average net assets                                   1.50%                   1.50%               1.51% (a)
Ratio of net investment income to average
  net assets before expense reductions                                    1.33%                   1.22%               1.35% (a)
Ratio of net investment income to average net assets                      1.37%                   1.28%               1.57% (a)
Portfolio turnover rate                                                  75.95%                  52.49%              62.51% (a)


(a)  Annualized
(b)  For the period November 6, 1995 (commencement of operations) to October 31, 1996



                         CARL DOMINO EQUITY INCOME FUND
                          Notes to Financial Statements
                                October 31, 1998


NOTE 1.  ORGANIZATION

     Carl Domino Equity Income Fund (the "Fund") is organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified series, open end management investment company. The investment objective of the fund is to provide long-term growth of capital together with current income. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities Valuations- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.




                         CARL DOMINO EQUITY INCOME FUND
                          Notes to Financial Statements
                                October 31, 1998


Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Carl Domino Associates, L.P. (the "Adviser") to manage the Fund's investments. The Adviser is a limited partnership organized in Delaware and its general partner is Carl Domino, Inc. The controlling shareholder of Carl Domino, Inc. is Carl Domino. Mr. Domino is primarily responsible for the day to day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. The Adviser is voluntarily reimbursing the Fund for trustees fees. There is no assurance that such reimbursement will continue in the future. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser. For the year ended October 31, 1998, the Adviser received a fee of $85,109 from the Fund.






                         CARL DOMINO EQUITY INCOME FUND
                          Notes to Financial Statements
                                October 31, 1998

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES -continued

The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the year ended October 31, 1998, the Administrator received fees of $30,000 from the Adviser for administrative services provided to the Fund.

The Fund retains AmeriPrime Financial Securities, Inc. (the Distributor) to act as the principal distributor of Fund shares. There were no payments made to the Distributor for the year ended October 31, 1998. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.

 NOTE 4.  CAPITAL SHARE TRANSACTIONS

   As of October 31, 1998 there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at October 31, 1998 was $7,133,944.

     Transactions in capital stock were as follows: For the periods ended October 31:


                              1998                  1998                  1997                 1997
                             Shares               Dollars                Shares               Dollars

     Shares sold            293,838            $4,543,528               165,650            $2,354,635
  Shares issued in
   reinvestment of
      dividends              18,442               285,845                 1,664                20,953

   Shares redeemed          (44,714)             (675,074)              (28,359)             (371,396)
                            --------             ---------              --------             ---------
                            267,566            $4,154,299               138,955            $2,004,192
                            ========             =========              ========             =========


                         CARL DOMINO EQUITY INCOME FUND
                          Notes to Financial Statements
                                October 31, 1998



NOTE 5.  INVESTMENTS

     For the period ended October 31, 1998, purchases and sales of investment securities, other than short-term investments, aggregated $6,005,233 and $4,206,319, respectively. The gross unrealized appreciation for all securities totaled $818,695 and the gross unrealized depreciation for all securities totaled $640,719 for a net unrealized appreciation of $177,976. The aggregate cost of securities for federal income tax purposes at October 31, 1998 was $7,092,376.

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of April 30, 1998, Carl Domino Associates, L.P., and entities which the Adviser could be deemed to control or have investment discretion over, owned in aggregate more than 25% of the Fund.

NOTE 8. Year 2000 Issue

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Advisor, Administrator or Servicers do not properly process and calculate date related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Advisor and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                   INDEPENDENT AUDITOR'S REPORT




To The Shareholders and Board of Trustees
Carl Domino Equity Income Fund

     We have audited the accompanying statement of assets and liabilities of Carl Domino Equity Income Fund (a member of the Ameriprime Fund series), including the schedule of portfolio investments, as of October 31, 1998, and the related statement of operations, the statement of changes in net assets, and financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Carl Domino Equity Income Fund as of October 31, 1998 and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 9, 1998

                         Fountainhead Special Value Fund
                               Shareholder Letter

Dear Fellow Shareholders:

October 31, 1998 marked the completion of the Fountainhead Special Value Fund's second year of operation. Since the Fund's inception on December 31, 1996, our cumulative return is 27.44%. The annualized return for these 22 months is 14.12%.

1998 proved difficult for small- and mid-cap stocks. However, despite a trying environment, Fountainhead performed relatively well, better than both the S&P 400 MidCap and the Russell 2000.

For the 1998 fiscal year, which ended October 31, the Fund returned (4.67)%, compared to (11.86)% for the Russell 2000 and (6.70)% for the S&P 400 MidCap. While negative returns are never a delight, we are confident that the future looks rewarding for our holdings, and that the market will eventually realize the value in small- and mid-cap stocks. This should lead to significant appreciation over the long term.

       -----------------------------------------------------------------
       Returns for the Periods Ended 10/31/98
       -----------------------------------------------------------------
                                                                         Total Average Annual
                                                                        Return Since Inception
       Fund/Index                                  1 Year                 December 31, 1996
       ----------                                  ------                 -----------------

       Fountainhead Special Value Fund             -4.67%                       14.12%
       S&P 400 MidCap                              -6.70%                       17.22%
       Russell 2000                                -11.86%                      3.59%



                     Fountainhead
                     Special Value            S&P 400             Russell 2000
    Year                 Fund                  MidCap
-------------------------------------------------------------------------------
   12/31/96            $ 10,000               $ 10,000              $ 10,000
    1/31/97            $ 10,420               $ 10,375              $ 10,200
    2/28/97            $ 10,830               $ 10,290               $ 9,952
    3/31/97            $ 10,140               $ 9,852                $ 9,482
    4/30/97             $ 9,860               $ 10,107               $ 9,509
    5/31/97            $ 10,869               $ 10,991              $ 10,567
    6/30/97            $ 11,560               $ 11,300              $ 11,021
    7/31/97            $ 11,990               $ 12,419              $ 11,533
    8/31/97            $ 11,860               $ 12,404              $ 11,797
    9/30/97            $ 12,950               $ 13,117              $ 12,661
   10/31/97            $ 13,370               $ 12,546              $ 12,105
   11/30/97            $ 13,070               $ 12,732              $ 12,026
   12/31/97            $ 13,665               $ 13,226              $ 12,237
    1/31/98            $ 13,433               $ 12,975              $ 12,043
    2/28/98            $ 14,757               $ 14,050              $ 12,933
    3/31/98            $ 15,910               $ 14,684              $ 13,466
    4/30/98            $ 16,476               $ 14,951              $ 13,540
    5/31/98            $ 15,758               $ 14,278              $ 12,810
    6/30/98            $ 16,232               $ 14,368              $ 12,837
    7/31/98            $ 15,424               $ 13,811              $ 11,798
    8/31/98            $ 11,976               $ 11,241               $ 9,506
    9/30/98            $ 12,229               $ 12,291              $ 10,251
   10/31/98            $ 12,744               $ 13,387              $ 10,669



The chart shows the value of a hypothetical initial investment of $10,000 in the Fund, the S&P 400 MidCap Index and the Russell 2000 Index on December 31, 1996 and held through October 31, 1998. The S&P 400 MidCap Index and the Russell 2000 Index are widely recognized unmanaged indices of common stock prices. Performance figures include the change in value of the stocks in the indices, reinvestment of dividends, and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.


Thus, our performance was in between the small- and mid-cap indices, which could generally be expected for a fund with a mix of small- and mid-cap stocks.

In 1998, most mutual-fund returns were highly correlated with the market capitalization of the stocks in which they invested, as well as their investment style (e.g., value versus growth). The turbulent 1998 market shifts had an enormous magnifying impact on investment-fund returns.

                  Common Equity Unweighted Price Performance
                             (YTD as of 10-31-98)
            By Capitalization                     Unweighted Performance
             < $250 million                              (27.60)%
        $250 million - $2 billion                        (21.75)%
         $2 billion - $5 billion                         (11.39)%
        $5 billion - $20 billion                         (0.61)%
              > $20 billion                               13.36%
                        Courtesy: Salomon Smith Barney
The Fountainhead Special Value Fund had a stellar performance during the first three quarters of fiscal 1998, with share net asset value increasing 23%. However, the violent sell-off in August, September, and early October caused our Fund to give up all the gain achieved earlier in the year.

Key questions asked by investors are what caused the market downturn and why small- and mid-cap stocks were hurt much more than large-caps.

The initial market drop was precipitated when the Russian government signaled that it would default on its debt obligations, thus beginning the toppling of a long line of financial dominoes. Successive waves of selling--first foreign securities, then US securities--by hedge funds and mutual funds scrambling for liquidity fed the panic which swept world markets already wrestling with the Asian contagion. Further panic resulted from the implosion of the giant Long-Term Capital Management hedge fund.

As some of America's most respected banks and brokerage houses reported major losses from trading and hedge-fund loans, investors began to fear a financial meltdown. Mutual funds investing in foreign securities, forced to meet redemptions, were unable to sell many foreign securities and thus were compelled to dump their other bonds and stocks (primarily U.S. holdings), further driving down prices.

The result was a massive flight to liquidity, replacing the earlier irrational exuberance with irrational fear. Not knowing the extent of the global problems, investors shifted funds to the most liquid securities, US Treasury bonds and large-cap stocks.

Small- and mid-cap stocks were sold off at fire-sale levels. As indicated in the chart below, by October 31 the average NASDAQ stock was down 43.7% from its 52-week high, and the average NYSE stock was down 31.6%.

                         Common Equity Decline from 52-Week High
                                   (YTD as of 10-31-98)
                   Average          % Down            % Down            % Down
                   Decline            10%+              20%+               30%+
 NASDAQ             43.7%            94.4%             84.7%              69.4%
 NYSE               31.6%            85.9%             67.8%              47.5%
 S&P 500            22.6%            76.2%             51.2%              29.6%
                              Courtesy: Salomon Smith Barney
During this time of investor disarray, we remained committed to our investment philosophy. We did not sell stocks just because they declined, nor did we join the stampede to highly liquid large-cap securities.

Since our portfolio consists of stocks carefully screened by our long-time investment criteria, we felt confident that our undervalued stocks would bounce back. After the market bottom of October 8, the Fund's net asset value made a major recovery as markets were reassured by Federal Reserve actions and other positive developments.

It is important to emphasize that regardless of market conditions, we will continue to adhere to our long-term investment style, which includes three buy criteria.

The first element includes stocks selling well below their estimated private-market value, defined as what these companies are worth to a strategic or financial buyer as a going business. Second, we buy stocks of companies selling at significant discounts to their projected EPS growth rates. Finally, we invest in stocks selling at low valuation multiples, such as price-to-earnings or price-to-book, but which have sound fundamentals.

Our portfolio includes securities meeting these rigorous tests and offering extraordinary value.

Included with this report is a capsule description of the securities held by your Fund at the end of the fiscal year.

1998 Achievements

      Fund assets increased from $2.6 million to $6.6 million.

      The Fund experienced positive cash inflows (i.e., more new buyers than sellers) in every month during fiscal 1998.

      Shareholders had no liability for capital-gains tax.

In summary, while fiscal 1998 was a difficult year for most small- and mid-cap mutual funds (including Fountainhead), we are quite pleased with our performance since the market bottom on October 8, and we believe we are well-positioned for an excellent 1999. This optimism is indicated by the fact that all our investment team and key administrative staff are shareholders in the Fund.

Sincerely,

Roger E. King
Chairman and President

                  Highlights of Selected Fountainhead Holdings
                             as of October 31, 1998
Banks

   Riggs National Corp. - RIGS is a multi-bank holding company based in Washington, DC involved in a variety of banking-related activities through its subsidiaries. RIGS operates in Washington, DC; New Haven, Connecticut; Miami, Florida; London, England; Paris, France; and Nassau, Bahamas. The Company also provides domestic investment-advisory services.

Broadcasting/Cable

   Cablevision Systems Corporation - CVC owns and operates cable-TV systems in eighteen states, with operations in Boston, Cleveland, and metropolitan New York. The Company also manages entertainment, news, and sports programming; owns a majority interest in Madison Square Garden; and manages the operations of Radio City Music Hall.

   Century Communications - Class A - CTYA, one of the ten largest cable operators in the United States, owns, operates, and manages 72 cable TV systems in 25 states and Puerto Rico. The Company also owns and operates cellular-telephone systems throughout the United States.

   MediaOne Group, Inc. - UMG, formerly US WEST Media Group, is a broadband communications company. The Company provides the use of broadband communications and the Internet to customers in the United States, Europe, and Asia. UMG holds interests in wireless communications businesses outside the United States.

   Paxson Communications, Inc. - PAX owns and operates a nationwide network of 73 owned, operated, and affiliated TV stations. PAX recently launched its PaxNet(C) family entertainment network; its schedule consists of shows like Touched by an Angel, Promised Land, Dr. Quinn, Medicine Woman, Life Goes On, I'll Fly Away, and Christy.

Consumer Goods: Foods

   Opta Foods Ingredients, Inc. - OPTS develops, makes, and market proprietary food ingredients to consumer food companies and food-service companies. The Company's products improve food's nutritional content, healthfulness, texture, and taste. OPTS' food ingredients are used by more than 150 food companies, including five of the ten largest US consumer packaged-food companies and three of the world's largest quick-service restaurant chains.

Health-Care Services

   Capital Senior Living Corp. - CSU, one of the country's largest developers and operators of senior living communities, currently operates in 33 communities in seventeen states. The Company's operating philosophy emphasizes a continuum of care, which integrates independent living, assisted living, and personal care to provide residents the opportunity to age in place.

   Integrated Health Services, Inc. - IHS is the fourth largest home-health company and the fifth largest long-term care company, operating 1,000 service locations, 77 of which contain medical specialty units, in forty states. The Company has undergone a significant shift in the past year to home-health from sub-acute and long-term care, trying to become a leading post-acute provider with networks of home-health agencies, specialty post-acute medical units, and long-term care facilities.

Insurance

   American Bankers Insurance Group, Inc. - ABI provides specialty credit-related insurance products, including credit unemployment, accidental death and dismemberment, disability, property, and life insurance. The Company's products are primarily sold through financial institutions and other entities providing consumer financing in the United States, Canada, the United Kingdom, Latin America, and the Caribbean.

Medical Devices

   Respironics, Inc. - RESP is a leading designer, manufacturer, and marketer of technologically advanced medical devices for use in home, hospital, and alternative clinical-care settings. In addition to therapy products for obstructive sleep apnea and portable ventilation, the Company's major product lines include monitoring devices for newborns, sleep diagnostics, and a variety of products for the treatment of respiratory disorders, including asthma-management devices.

   St. Jude Medical, Inc. - STJ, the world's largest manufacturer of mechanical heart valves, serves physicians worldwide with cardiovascular and vascular products. The Company's products include prosthetic heart valves, vascular grafts, an intra-aortic balloon pump system, a centrifugal blood-pump system, and cardiac rhythm-management products. The Company has great franchise value as the #1 or #2 player in all its markets.

Savings & Loans

   Astoria Financial Corp. - ASFC ranks as the second largest publicly traded thrift in New York and the sixth largest in the country, with more than $18 billion in assets. ASFC provides retail banking, mortgages, and consumer-loan services to more than 700,000 customers, and originates mortgage loans through extensive broker networks and loan-production offices.

Telecommunications

     Alltel Corp. - AT provides wireline local, long-distance, network access and Internet services, wireless communications, wide-area paging service and information-processing management services, and advanced applications software.

   Clearnet Communications, Inc. -CLNTF operates enhanced specialized mobile radio, a digital wireless service. The Company provides the ability to integrate enhanced dispatch, mobile telephone, text messaging with acknowledgment paging, and mobile data services. CLNTF, which provides analog dispatch services across Canada, operates a multi-location mobile communications retailer.

     Nextel Communications, Inc. - NXTL provides digital and analog wireless-communications services to its US customers under the Nextel(C) name. NXTL provides specialized mobile-radio wireless-communications services in the United States and Hawaii.

     Rural Cellular Corp. - RCCC provides wireless telecommunications in selected markets in Maine, Minnesota, North Dakota, South Dakota, and Wisconsin.

   Western Wireless Corp. - WWCA, a leading provider of wireless-communications services in the western United States, offers cellular service under the Cellular One name in seventeen states. As a result of the Company's combined cellular and PCS licenses, as well as its joint ventures, WWCA provides service covering 59% of the continental United States.


Fountainhead Special Value Fund
Schedule of Investments - October 31, 1998

Common Stocks - 92.7%                                       Shares                     Value
Banks and Bank Holding Companies - 1.7%
Riggs National Corp.                                          4,600                      110,975
                                                                                 ----------------

Broadcasting - 9.7%
Cablevision Systems (a)                                       8,000                      386,000
Mediaone Group Inc.                                           1,400                       59,238
Paxson Communications Corp. (a)                              24,000                      201,000
                                                                                 ----------------
                                                                                         646,238
                                                                                 ----------------
Communications - 14.7%
Alltel Corp.                                                  3,404                      159,350
Clearnet Communications Inc. (a)                             31,500                      230,344
Nextel Communications, Inc. (a)                              14,900                      270,063
Rural Cellular Corp (a)                                      15,400                      184,800
Western Wireless Corp.(a)                                     6,400                      129,600
                                                                                 ----------------
                                                                                 ----------------
                                                                                         974,157
                                                                                 ----------------
Drugs - 2.7%
Dura Pharmaceuticals, Inc. (a)                               14,900                      179,731
                                                                                 ----------------

Financial Services - 3.7%
Arcadia Financial Ltd. (a)                                   30,000                      125,625
Astoria Financial Corp.                                       2,760                      118,680
                                                                                 ----------------
                                                                                 ----------------
                                                                                         244,305
                                                                                 ----------------
Food - 3.1%
Opta Food Ingredients Inc. (a)                               50,000                      203,125
                                                                                 ----------------

Healthcare & Healthcare Services - 15.1%
Capital Senior Living Corp. (a)                              10,000                      117,500
Integrated Health Services                                   18,000                      291,375
Mariner Health Corp. (a)                                     53,600                      311,550
Sun Healthcare Group (a)                                     48,000                      282,000
                                                                                 ----------------
                                                                                 ----------------
                                                                                       1,002,425
                                                                                 ----------------
Insurance - 8.8%
American Bankers Insurance Group                             11,000                      491,563
Amerin Corp. (a)                                              4,300                       91,912
                                                                                 ----------------
                                                                                 ----------------
                                                                                         583,475
                                                                                 ----------------
Media & Leisure - 9.8%
Century Communications-Class A                               29,500                      652,687
                                                                                 ----------------

Medical Devices - 9.0%
Respironics, Inc. (a)                                        19,500                      301,030
St. Jude Medical Inc. (a)                                    10,400                      293,800
                                                                                 ----------------
                                                                                 ----------------
                                                                                         594,830
                                                                                 ----------------
Oil & Gas Services - 7.1%
R & B Falcon Corp. (a)                                       17,200                      233,275
Santa Fe International Corp.                                 13,000                      239,687
                                                                                 ----------------
                                                                                 ----------------
                                                                                         472,962
                                                                                 ----------------
Oil & Gas Exploration & Production - 2.6%
Nuevo Energy Co. (a)                                          8,200                      173,738
                                                                                 ----------------

Technology - 4.7%
Cabletron Systems (a)                                        27,300                      310,538
                                                                                 ----------------

TOTAL COMMON STOCKS (Cost $6,439,696)                                                  6,149,186
                                                                                 ----------------

Money Market Securities - 6.3%                          Principal Amount
Star Treasury, 4.92%, 11/2/98 (Cost $419,228)              $419,228                      419,228
                                                                                 ----------------

TOTAL INVESTMENTS - 99.0% (Cost $6,858,924)                                            6,568,414
Liabilities less other assets - 1.0%                                                      68,906
                                                                                 ----------------
Total Net Assets - 100.0%                                                        $     6,637,320
                                                                                 ================



(a) non-income producing


Fountainhead Special Value Fund                                                        October 31, 1998
Statement of Assets & Liabilities
Assets
Investment in securities, at value (Cost $6,858,924)                             $            6,568,414
Receivables:
  Investments sold                                                                               68,375
  Subscriptions                                                                                   4,516
  Dividends                                                                                         705
  Interest                                                                                        1,617
                                                                                    --------------------
     Total assets                                                                             6,643,627

Liabilities
Accrued investment advisory fee payable                                  $ 6,301
Other payables and accrued expenses                                            6
                                                               ------------------
     Total liabilities                                                                            6,307
                                                                                    --------------------

Net Assets                                                                                  $ 6,637,320
                                                                                    ====================


Net Assets consist of:
Paid in capital                                                                  $            6,944,470
Accumulated undistributed net realized gain                                                     (16,640)
Net unrealized appreciation on investments                                                     (290,510)
                                                                                    --------------------

Net Assets, for 526,479 shares                                                              $ 6,637,320
                                                                                    ====================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($6,637,320/526,479)              $                 12.61
                                                                                    ====================




Fountainhead Special Value Fund
Statement of Operations for the year ended October 31, 1998


Investment Income
Dividend Income                                                                                         $            6,894
Interest Income                                                                                                     23,052
                                                                                                          -----------------
Total Income                                                                                                        29,946


Expenses
Investment advisory fee                                                               63,759
Administration fees                                                                   30,000
Transfer agent fees                                                                   15,926
Pricing & bookkeeping fees                                                            11,598
Legal fees                                                                             5,532
Custodian fees                                                                         6,329
Audit fees                                                                               899
Registration fees                                                                     12,295
Shareholder reports                                                                    6,180
Trustees' fees                                                                           780
Miscellaneous                                                                          1,750
                                                                                --------------
Total operating expenses before reimbursement                                        155,048
Reimbursed expenses                                                                  (87,661)
                                                                                --------------
Total operating expenses                                                                                            67,387
                                                                                                          -----------------
Net Investment Income (Loss)                                                                                       (37,441)
                                                                                                          -----------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                      (188)
Change in net unrealized appreciation(depreciation) on investment securities       (655,499)
                                                                                -------------
Net gain (loss) on investment transactions                                                                        (655,687)
                                                                                                          -----------------
Net increase in net assets resulting from operations                                                    $         (693,128)
                                                                                                          =================


Fountainhead Special Value Fund
Statement of Changes in Net Assets

                                                                              For the year                 For the
                                                                                 ended                   period ended
Increase/(Decrease) in Net Assets                                            October 31, 1998        October 31, 1997 (a)
Operations
  Net investment (loss)                                                           $ (37,441)              $ (1,544)
  Net realized gain (loss)                                                             (188)                19,269
  Change in net unrealized appreciation (depreciation)                             (655,499)               364,989
                                                                          ------------------     ------------------
  Net Increase in net assets resulting from operations                             (693,128)               382,714
                                                                          ------------------     ------------------
Distributions to shareholders:
  From net investment income                                                              -                      -
  From net realized gain                                                            (34,177)                     -
                                                                          ------------------     ------------------
Total distributions                                                                 (34,177)                     -
                                                                          ------------------     ------------------
Share Transactions
  Net proceeds from sale of shares                                                4,888,881              2,274,079
  Shares issued in reinvestment                                                      34,164                      -
  Shares redeemed                                                                  (187,621)               (27,592)
                                                                          ------------------     ------------------
Net increase in net assets resulting
  from share transactions                                                         4,735,424              2,246,487
                                                                          ------------------     ------------------
  Total increase in net assets                                                    4,008,119              2,629,201

Net Assets
  Beginning of period                                                             2,629,201                      -
                                                                          ------------------     ------------------
  End of period [including undistributed net investment loss of
    ($37,441) and ($1,544), respectively.                                       $ 6,637,320            $ 2,629,201
                                                                          ==================     ==================

(a) December 31, 1996 (commencement of operations) to October 31, 1997


Fountainhead Special Value Fund
Financial Highlights




For periods ended October 31                             1998                    1997 (c)
Selected Per Share Data
Net asset value, beginning of period                    $ 13.35                   $ 10.00
                                                      ------------             -------------
Income from investment operations
  Net investment income                                   (0.09)                    (0.02)
  Net realized and unrealized gain (loss)                 (0.51)                     3.37
                                                      ------------             -------------
Total from investment operations                          (0.60)                     3.35
                                                      ------------             -------------
Less Distributions
  From net interest income                                    -                         -
  From net realized gain                                  (0.14)                        -
                                                      ------------             -------------
Total distributions                                       (0.14)                        -
                                                      ------------             -------------
Net asset value, end of period                          $ 12.61                   $ 13.35
                                                      ============             =============

Total Return                                              (4.67)%                 40.09% (a)

Ratios and Supplemental Data
Net assets, end of period (000)                            $6,637                     $2,629
Ratio of expenses to  average net assets              1.20% (a)(b)                 0.97% (a)
Ratio of expenses to  average net assets
  before reimbursement                                2.76% (a)(b)                 8.25% (a)
Ratio of net investment income to
  average net assets after reimbursement            (0.67)% (a)                  (0.16)% (a)
Ratio of net investment income to average
  net assets before reimbursement                   (2.22)% (a)                  (7.45)% (a)
Portfolio turnover rate                             108.31% (a)                  130.63% (a)




(a) Annualized
(b) For the period  November  1, 1997 to  October  31,  1998 the fund's  advisor
agreed  to  reimburse   expenses.
(c) December  31,  1996   (commencement   of operations)to October 31, 1997



                         FOUNTAINHEAD SPECIAL VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1998



NOTE 1.  ORGANIZATION
The Fountainhead Special Value Fund. (the "Fund") is organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Funds investment objective is to provide long term capital growth. The Trust Agreement permits the trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.






                         FOUNTAINHEAD SPECIAL VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1998


Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains King Investment Advisors, Inc. (the "Advisor") to manage the Fund's investments. Roger King, President of the Advisor, is primarily responsible for the day to day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. For the period from November 1, 1997 through October 31, 1998, the Advisor has received a fee of $63,759 from the Fund. The Advisor is voluntarily reimbursing certain Fund expenses. There is no assurance that such reimbursement will continue in the future.

The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage each Fund's business affairs and to provide each Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the year ended October 31, 1998, the Administrator received fees of $25,000 from the Advisor for administrative services provided to each Fund.

                         FOUNTAINHEAD SPECIAL VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1998

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor") to act as the principal distributor of each Fund's shares. There were no payments made to the Distributor for the year ended October 31, 1998. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.


NOTE 4.  CAPITAL SHARE TRANSACTIONS
   As of October 31, 1998 there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at October 31, 1998 was $6,944,470.

     Transactions in capital stock were as follows:
For the periods ended October 31:


                              1998                  1998             1997 (a)              1997 (a)
                             Shares               Dollars             Shares               Dollars

     Shares sold             341,534             $4,888,881             199,337            $2,274,079
  Shares issued in
   reinvestment of
      dividends                2,614                 34,164
   Shares redeemed           (14,634)              (187,621)             (2,375)              (27,592)
                            --------              ---------             -------              --------
                             329,514             $4,735,424             196,962            $2,246,487
                            ========              =========             =======              ========


(a) For the period December 31, 1996 (commencement of operations) to October 31, 1997.

NOTE 5. INVESTMENTS

For the period from November 1, 1997 through October 31, 1998, purchases and sales of investment securities, other than short-term investments, aggregated $10,724,465 and $6,132,252, respectively. The gross unrealized appreciation for all securities totaled $682,683 and the gross unrealized depreciation for all securities totaled $973,193 for a net unrealized depreciation of $290,510. The aggregate cost of securities for federal income tax purposes at October 31, 1998 was $6,858,924.

                         FOUNTAINHEAD SPECIAL VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1998

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 7. RECLASSIFICATIONS

In accordance with SOP 93-2, the fund has recorded a reclassification in the capital accounts. As of October 31, 1998 the fund recorded permanent book/tax differences of $37,441 from undistributed net investment income to paid in capital. This reclassification has no impact on the net asset value of the fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders.


NOTE 8. Year 2000 Issue

Like other mutual funds, financial and business organizations and individuals around the world, the fund could be adversely affected if the computer systems used by the advisor, administrator and servicers do not properly process and calculate date related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The advisor and administrator have taken steps that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                   INDEPENDENT AUDITOR'S REPORT



To The Shareholders and Board of Trustees
Fountainhead Special Value Fund

We have audited the statement of assets and liabilities including the portfolio of investments, of the Fountainhead Special Value Fund (a member of the Ameriprime Fund Series) as of October 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting prin ciples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fountainhead Special Value Fund as of October 31, 1998 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 9, 1998

Dear Fellow Shareholders:

Investment Results - Fiscal Year Ended October 1998


The GLOBALT Growth Fund (the "Fund") ended its third October fiscal year with a 13.28% total return for the year. The Fund has returned 79.76% (net of fees) since inception December 1, 1995. Please note that the Fund will pay a dividend on December 30, 1998.

                      Growth of $25,000
                  GLOBALT         S&P 500       Russell 1000
   Period         Growth           Index           Index
-------------------------     ------------     ------------

                  Beginning 12/1/95
                 $25,000          $25,000          $25,000
   Dec-95        $26,600          $25,483          $25,143
   Jan-96        $27,600          $26,349          $25,984
   Feb-96        $28,199          $26,594          $26,460
   Mar-96        $28,549          $26,849          $26,495
   Apr-96        $29,074          $27,244          $27,190
   May-96        $29,400          $27,947          $28,142
   Jun-96        $29,400          $28,053          $28,180
   Jul-96        $28,074          $26,813          $26,537
   Aug-96        $28,871          $27,379          $27,217
   Sep-96        $30,647          $28,920          $29,198
   Oct-96        $31,195          $29,718          $29,372
   Nov-96        $33,295          $31,965          $31,577
   Dec-96        $31,913          $31,332          $30,966
   Jan-97        $33,914          $33,289          $33,133
   Feb-97        $33,052          $33,550          $32,908
   Mar-97        $31,558          $32,172          $31,128
   Apr-97        $33,862          $34,092          $33,195
   May-97        $35,836          $36,168          $35,597
   Jun-97        $37,506          $37,788          $37,025
   Jul-97        $40,773          $40,795          $40,303
   Aug-97        $39,077          $38,510          $37,947
   Sep-97        $40,902          $40,619          $39,814
   Oct-97        $39,663          $39,262          $38,343
   Nov-97        $40,424          $41,080          $39,967
   Dec-97        $41,063          $41,785          $40,415
   Jan-98        $41,342          $42,247          $41,623
   Feb-98        $44,377          $45,294          $44,753
   Mar-98        $46,382          $47,613          $46,539
   Apr-98        $47,663          $48,092          $47,181
   May-98        $46,466          $47,266          $45,841
   Jun-98        $48,859          $49,186          $48,651
   Jul-98        $48,219          $48,662          $48,330
   Aug-98        $40,533          $41,626          $41,076
   Sep-98        $42,203          $44,293          $44,231
   Oct-98        $44,929          $47,894          $47,787


Past performance is not predictive of future performance.

The GLOBALT Growth Fund's historical results are net of all expenses, versus the gross market benchmarks (the S&P 500 Index and the Russell 1000
Growth Index). Investors are reminded that when trying to achieve benchmark returns, investment management fees, transaction costs and execution costs will be incurred.

The S&P 500 Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends and weighted toward stocks with large market capitalizations. The Russell 1000 Growth Index is an unmanaged index of 1000 selected "growth" oriented common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends and weighted toward stocks with large market capitalizations.

Inception Date:  December 1, 1995.

From a standing start on December 1, 1995, the Fund ended October 1998 with $11,709,108 in net assets and more than 80 shareholders. We welcome our new shareholders and look forward to furthering the investment objectives of all our shareholders. We believe it is important to note that all GLOBALT 401(k) plan participants have elected to be investors in the Fund.


Investment Approach
To review, our approach to managing the GLOBALT Growth Fund is to achieve long-term growth of capital by investing in U.S. companies which we believe offer superior growth potential through exposure to rapidly growing foreign markets. The Fund only invests in stocks of U.S. companies that are expected to derive at least 20% of their revenues outside the U.S. Once we construct portfolios, the connection you have to the global marketplace, by being an investor in the GLOBALT Growth Fund, is much greater: the portfolio derives at least 40% of revenues from outside the U.S. GLOBALT's investment team seeks to optimize the Fund's exposure to the best global opportunities.

Performance Review
The period that just ended was difficult for all equity managers. Developments around the world exerted such pressure on markets that the month of August was the worst August for investors in over 70 years. We continue to invest in high-quality, strong U.S. companies and will use the market volatility to take advantage of attractive investment opportunities as they present themselves. While the Fund trailed the benchmarks for the fiscal year, we believe we have the best opportunity since we established GLOBALT to identify those companies that can grow through these challenging times.


Commentary and Outlook
Update on the Year 2000 Issue
GLOBALT continues to actively and aggressively monitor the Year 2000 compliance initiatives and subsequent progress of companies we own or may potentially own. We feel confident that our ongoing efforts should help decrease the risk to the Fund by being aware of potential negative consequences our companies may face in their transition to the new millenium.

Has the World Order Really Changed?
The turmoil in emerging markets around the globe is indeed significant, and with respect to Asia, unprecedented. (Uncertainty in Russia and Latin America is not new.) However, useful investment perspective on the economic state of affairs has been woefully lacking.

Much of the information being disseminated comes from the evening news, where press accounts have been sensationalized for the sake of headlines and expediency. Events are often presented as having equal importance or gravity, with little distinction between economic and political importance. For example, Russia (2.7% of world GDP) inspired as much fear as Asia (nearly 26% of world
GDP) after 14 months in the news.

But, has the world order really changed? More specifically, have opportunities for U.S. companies operating in international markets changed substantially or merely situationally? We endeavor each day to develop and reassess an independent point of view that incorporates hard reality, but avoids conventional wisdom and a herd mentality. This is what we conclude:


1.    U.S./global companies grow faster

     U.S. companies with significant international revenues (exports and/or foreign-based operations) still grow faster than domestic-only companies (international operations still add to revenues, not subtract) although at a cyclically lower rate currently.

2.    U.S./global companies dominate world markets

     U.S. multi-nationals (GLOBALT global growers) dominate world markets in numerous sectors, e.g., capital goods, pharmaceuticals, software, entertainment. They sell technologically advanced, productivity-enhancing or non-duplicable products that are essential or highly desired - and in many cases, the leads these companies enjoy are likely to increase because they outspend competitors in research, product development, marketing and distribution. Their positions are further enhanced by access to abundant low cost capital.

3.    U.S. domestic-only companies are not immune

     The notion that domestic companies are immune from "contagion" is simply fallacious. Events in Asia have demonstrated conclusively that all the world economies are irrevocably interdependent. A compelling illustration is the flood of imports entering the U.S. markets from Asian countries trying to earn hard currency, eroding the volume and pricing structure of domestic products in the process.

4.    U.S. equity market and U.S. dollar are preferred worldwide

     The U.S. equity market, with its unmatched liquidity and well-regulated trading, is the market of choice worldwide. The strong U.S. currency is the critical element that assures this. With the decline of Japan, there is no other significant reserve currency in the world. Upheavals in other regions of the world invariably prompt a "flight to safety" to broad, dollar denominated markets.

5.    U.S. global companies seize opportunities

     The best and most opportunistic companies (the core GLOBALT names) use times like these to gain market share and buy facilities and businesses overseas at bargain prices. We have systematically tracked these investments by major U.S. companies, and their cumulative effect over several years will be measurable.
6.    The developing world will grow faster

     The long-term, secular growth rate of the Rest of the World (ROW) remains greater than the U.S.

7. GLOBALT thoroughly researches company specific global data

     The GLOBALT strategy does not generalize "globalization". It is highly specific as to economic sectors, geographic regions, markets served and individual companies.

8. GLOBALT's "New Growth" database points us in the right direction

     GLOBALT's New Growth Universe (proprietary database) enables our analysts and portfolio managers to make effective tactical shifts in portfolio composition - e.g., away from given emerging markets toward Western Europe.

Investment Conclusion
Events in emerging markets are giving U.S. companies and world central banks their strongest test in recent times and it is not over yet. However, the pieces are gradually sorting themselves out, with long-term winners and losers more clearly revealed. While business for many companies is slowing cyclically - in most instances moderately - the winners will experience leveraged or magnified recoveries; i.e., faster future growth. Some of their competitors are weakened or gone, industries are consolidating into more stable business environments, acquisition opportunities are more available at better prices, and U.S. companies sourcing abroad in local currencies are seeing their costs lowered dramatically. It is still a global economy, and this is the best opportunity GLOBALT has had to evaluate management capabilities and build powerful portfolios for the 21st century.

As always, your questions and comments are welcome. We appreciate your confidence in the GLOBALT Growth Fund.

Sincerely,



Angela Z. Allen
President and Chief Executive Officer



                                 Fund Investment

Shares of the Fund are sold on a continuous basis.


Through the Fund's transfer agent, Unified Fund Services, you may invest any amount you choose as often as you wish, subject to a minimum initial investment of $25,000 and minimum subsequent investments of $5,000 ($2,000 for IRA accounts) by calling 1-877-BUY-GROWX (877-289-4769). Shares may also be purchased through a broker-dealer or other financial institution authorized by the Fund's distributor (investors may be charged a fee for this service). Purchases can be made by mail or by bank wire (please see prospectus for more information).


     The Fund is available through the following brokers' no fee transaction programs: J.C. Bradford & Co., Interstate Johnson Lane, NBC Securities, Pacific-American Securities LLC and Jack White & Co.

     The Fund is also available through Fidelity's FUNDSNetwork with a minimum investment of $2,500 ($1,000 through a qualified retirement plan). It is listed as GLOBALT Growth Fund (symbol: GROWX). Fidelity can be reached at 1-800-544-9697.

The Fund is also available through the Schwab Mutual Fund OneSource service at 1-800-435-4000 or on the Internet at www.schwab.com. The minimum investment in the Fund through this service is $2,500 ($1,000 through a qualified retirement plan). The GLOBALT Growth Fund's mutual fund symbol at Schwab is GROWX.

The GLOBALT Growth Fund may be made available as an investment option in 401(k) plans custodied at any broker listed above.


GLOBALT Growth Fund
Schedule of Investments - October 31, 1998


Common Stock - 91.5%                                       Shares                     Value
Business Equipment & Services - 8.2%
Eastman Kodak                                                  4,500                   $ 348,750
Minnesota Mining & Manufacturing, Inc.                         4,000                     320,000
Omnicom Group                                                  5,800                     286,738
                                                                                  ---------------
                                                                                  ---------------
                                                                                         955,488
                                                                                  ---------------
Capital Goods - 8.8%
General Electric Co.                                           6,200                     542,500

GTE Corp.                                                      8,300                     487,106

                                                                                  ---------------
                                                                                  ---------------
                                                                                       1,029,606
                                                                                  ---------------
Chemicals - 2.3%
Monsanto Co.                                                   6,700                     272,188
                                                                                  ---------------

Consumer Non-Durables - 8.9%
Coca Cola Company                                              2,450                     165,681
Coca Cola Enterprises                                          6,800                     245,225
Gillette Co.                                                   8,000                     359,500
Procter & Gamble Co.                                           3,100                     275,513
                                                                                  ---------------
                                                                                       1,045,919
                                                                                  ---------------
Consumer Services - 4.7%
Service Corp. International                                    5,400                     192,375
Time Warner Inc.                                               3,900                     361,969
                                                                                  ---------------
                                                                                  ---------------
                                                                                         554,344
                                                                                  ---------------
Energy Sector - 5.1%
Exxon Corp.                                                    2,900                     206,625
Halliburton Co.                                               10,900                     391,719
                                                                                  ---------------
                                                                                  ---------------
                                                                                         598,344
                                                                                  ---------------
Financial Services - 8.5%
American Express                                               4,300                     380,012
American International Group                                   3,362                     286,610

Franklin Resources Inc.                                        4,400                     166,375

Marsh & McLennan Co.                                           2,900                     160,950
                                                                                  ---------------
                                                                                         993,947
                                                                                  ---------------
Health Care - 19.5%
Baxter International Inc.                                      7,100                     425,556
Becton Dickinson                                               7,800                     328,575
Bristol Myers Squibb                                           2,200                     243,237
Guidant Corp.                                                  4,400                     336,600
Johnson & Johnson                                              3,812                     310,678
Lilly Eli & Co.                                                5,300                     428,969
Pfizer Inc.                                                    1,900                     203,894
                                                                                  ---------------
                                                                                       2,277,509
                                                                                  ---------------

GLOBALT Growth Fund
Schedule of Investments - October 31, 1998 - continued

Common Stock - continued
Technology Sector - 23.4%                                    Shares                    Value

Cisco Systems Inc. (a)                                         2,962                   $ 186,606

Compaq Computer Corp.                                          7,800                     246,675
Computer Sciences                                              5,300                     279,575
Emerson Electric Co.                                           3,300                     217,800
International Business Machines, Inc.                          2,700                     400,781
Microsoft Corp. (a)                                            2,900                     307,038
Oracle Corp. (a)                                               7,600                     224,675
Seagate Technology Inc.                                        6,300                     166,163
Sun Microsystems (a)                                           5,600                     326,200
Xerox Corp.                                                    3,900                     377,812
                                                                                  ---------------
                                                                                       2,733,325
                                                                                  ---------------
Transportation - 2.1%
AMR Corp.(a)                                                   3,700                     247,900
                                                                                  ---------------

Total Common Stock  - (Cost $9,379,538)                                               10,708,570
                                                                                  ---------------


Money Market Securities - 6.3%                               Principal
                                                                                   Amount
Star Treasury - 4.96% 11/2/98 (Cost $743,064)                $ 743,064                   743,064
                                                                                  ---------------


TOTAL INVESTMENTS -  (Cost $10,122,602) - 97.8%                                       11,451,634
                                                                                  ===============
                                                                                  ---------------
Other assets less liabilites - 2.2%                                                      257,474
                                                                                  ---------------
Total Net Assets - 100.0%                                                           $ 11,709,108
                                                                                  ===============

(a) non-income producing


GLOBALT Growth Fund
Statement of Assets and Liabilities
October 31, 1998

Assets
Investment in securities, at value (cost $10,122,602)                                  $          11,451,634
Receivables:
  Securities sold                                                                                    258,926
  Dividends                                                                                            5,708
  Interest                                                                                             2,958
  Reimbursement of trustees fees                                                                       1,844
                                                                                         --------------------
     Total assets                                                                                 11,721,070

Liabilities
Payables:
Accrued advisory fee                                               $         10,207
Accrued trustees' fees                                                       1,755
                                                                     --------------
     Total liabilities                                                                                11,962
                                                                                         --------------------

Net Assets                                                                             $          11,709,108
                                                                                         ====================

Net Assets consist of:
Paid in capital                                                                        $           9,775,155
Accumulated undistributed net investment income                                                       12,698
Accumulated undistributed net realized gain                                                          592,223
Net unrealized appreciation on investments                                                         1,329,032
                                                                                         --------------------

Net Assets, for 725,607 shares                                                         $          11,709,108
                                                                                         ====================

Net Asset Value

Net Assets

Offering price and redemption price per share  ($11,709,108/725,607)                   $                16.14
                                                                                         ====================



GLOBALT Growth Fund
Statement of Operations  for the year ended October 31, 1998


Investment Income
Dividend Income                                                                                     $             102,053
Interest Income                                                                                                    35,171
                                                                                                       -------------------
Total Income                                                                                                      137,224


Expenses
Investment advisory fee                                                        $         122,484
Trustee's fees                                                                             1,844
                                                                                 ----------------
Total Expenses before reimbursement                                                      124,328
Reimbursed trustees fees                                                                  (1,844)
                                                                                 ----------------
Total operating expenses                                                                                          122,484
                                                                                                       -------------------
Net Investment Income                                                                                              14,740
                                                                                                       -------------------

Realized & Unrealized Gain
Net realized gain on investment securities                                                  687,055
Change in net unrealized appreciation of investment securities                              496,228
                                                                                 -------------------
Net gain                                                                                                        1,183,283
                                                                                                       -------------------
Net increase in net assets resulting from operations                                                          $ 1,198,023
                                                                                                       ===================



GLOBALT Growth Fund
Statement of Changes in Net Assets


                                                                   For the year                 For the year
                                                                       ended                        ended
Increase/(Decrease) in Net Assets                                  October 31, 1998            October 31, 1997
Operations
  Net investment income (loss)                                           $ 14,740                      $ 3,398
  Net realized gain                                                       687,055                      659,135
  Change in net unrealized appreciation                                   496,228                      524,623
                                                                  ----------------             ----------------
  Net Increase in net assets resulting from operations                  1,198,023                    1,187,156
                                                                  ----------------             ----------------
Distributions to shareholders:
  From net investment income                                               (5,420)                      (2,033)
  From net realized gain                                                 (753,352)                     (52,184)
                                                                  ----------------             ----------------
  Total distributions                                                    (758,772)                     (54,217)
Share Transactions
  Net proceeds from sale of shares                                      3,441,709                    3,528,668
  Shares issued in reinvestment of distributions                          758,704                       54,217
  Shares redeemed                                                        (933,230)                    (156,226)
                                                                  ----------------             ----------------
Net increase in net assets resulting
  from share transactions                                               3,267,183                    3,426,659
                                                                  ----------------             ----------------
  Total increase in net assets                                          3,706,434                    4,559,598

Net Assets
  Beginning of period                                                 $ 8,002,674                  $ 3,443,076
                                                                  ----------------             ----------------


  End of period [including undistributed net investment
    income(loss) of $12,698 and $3,398]                              $ 11,709,108                  $ 8,002,674
                                                                  ================             ================




GOLBALT Growth Fund
Financial Highlights


                                                      For the year        For the year            For the period
                                                          ended               ended                  ended
                                                    October 31, 1998      October 31, 1997        October 31, 1996 (b)
Selected Per Share Data
Net asset value, beginning of period                       $15.66                $12.48                  $10.00
                                                     --------------       ---------------         ---------------
Income from investment operations:
  Net investment income (loss)                               0.02                  0.01                    0.01
  Net realized and unrealized gain (loss)                    1.86                  3.34                    2.47
                                                     --------------       ---------------         ---------------
Total from investment operations                             1.88                  3.35                    2.48
                                                     --------------       ---------------         ---------------
Less Distributions
  From net investment income                                (0.01)                 -                       -
  From net realized gain                                    (1.39)                (0.17)                   -
                                                     --------------       ---------------         ---------------
Total Distributions                                         (1.40)                (0.17)                   -
                                                     --------------       ---------------         ---------------
Net asset value, end of period                             $16.14                $15.66                  $12.48
                                                     ==============       ===============         ===============

Total Return                                                 13.28%                27.15%              27.01% (a)

Ratios and Supplemental Data
Net assets, end of period (000)                            $11,709                $8,003              $3,443
Ratio of expenses to average net assets                       1.17%                 1.17%               1.16% (a)
Ratio of expenses to
  average net assets before reimbursement                     1.19%                 1.19%               1.25% (a)
Ratio of net investment income to
  average net assets                                          0.14%                 0.06%               0.11% (a)
Ratio of net investment income to
  average net assets before reimbursement                     0.12%                 0.04%               0.02% (a)
Portfolio turnover rate                                      83.78%               110.01%              66.42% (a)


(a)  Annualized
(b) December 1, 1995 (commencement of operations) to October 31, 1996



                               GLOBALT GROWTH FUND
                          Notes to Financial Statements
                                October 31, 1998

NOTE 1.  ORGANIZATION

     GLOBALT Growth Fund (the "Fund") is organized as a series of the AmeriPrime Funds, an Ohio business trust (the "Trust). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified series, open end management investment company whose investment objective is to provide long term capital growth. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
     Securities Valuations- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, and the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                               GLOBALT GROWTH FUND
                          Notes to Financial Statements
                                October 31, 1998


Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains GLOBALT, Inc. (the "Advisor") to manage the Fund's investments. The advisor was organized as a Georgia corporation in 1990. Angela Allen, President of the Advisor, and Samuel Allen, Chairman of the Advisor, are the controlling shareholders of GLOBALT, Inc. The investment decisions for the Fund are made by a committee of the Advisor, which is primarily responsible for the day to day management of the Fund's portfolio.

Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.17% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. For the year ended October 31, 1998, the Advisor received a fee of $122,484 from the Fund. The Advisor agreed to pay other expenses to the extent necessary to maintain total expenses at the contractual rate of 1.17%, for the period the Advisor reimbursed expenses of $1,844.


     The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the funds business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.

For the year ended October 31, 1998, the Administrator received fees of $30,000 from the Advisor for administrative services provided to the Fund. The Fund retains AmeriPrime Financial Securities, Inc. ("the Distributor") to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor for the year ended October 31, 1998. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.


NOTE 4.  CAPITAL SHARE TRANSACTIONS

   As of October 31, 1998 there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at October 31, 1998 was $9,775,155.

     Transactions  in  capital  stock were as  follows:  For the  periods  ended
      October 31:


                              1998                  1998                  1997                  1997
                             Shares               Dollars                Shares               Dollars

                       -------------------- --------------------- --------------------- --------------------
     Shares sold             216,459             $3,441,709                    241,426           $3,528,668
  Shares issued in
   reinvestment of
      dividends              53,733               758,704                        4,216               54,217
   Shares redeemed
                            (55,461)             (933,230)                    (10,682)            (156,226)
                       -------------------- --------------------- --------------------- --------------------
                             214,731           3,267,183                       234,960           $3,426,659

NOTE 5.  INVESTMENTS

     For the period from November 1, 1997 through October 31, 1998, purchases and sales of investment securities, other than short-term investments, aggregated $11,979,755 and $8,782,535, respectively. The gross unrealized appreciation for all securities totaled $1,371,166 and the gross unrealized depreciation for all securities totaled $42,134 for a net unrealized appreciation of $1,329,032. The aggregate cost of securities for federal income tax purposes at October 31, 1998 was $10,122,602.






                               GLOBALT GROWTH FUND
                          Notes to Financial Statements
                                October 31, 1998



NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 7. Year 2000 Issue

Like other mutual funds, financial and business organizations and individuals around the world, the fund could be adversely affected if the computer systems used by the Advisor, Administrator or Servicers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Advisor and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                  INDEPENDENT AUDITOR'S REPORT




To The Shareholders and Board of Trustees
Globalt Growth Fund

We have audited the accompanying statement of assets and liabilities of Globalt Growth Fund (a member of the Ameriprime Fund series), including the schedule of portfolio investments, as of October 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Globalt Growth Fund as of October 31, 1998 and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
November 9, 1998

Dear Fellow Shareholders,

         In an attempt to keep pace with the current market frenzy, many value managers have softened their discipline to allow the ownership of such high flyers as America Online (p/e 160), Microsoft (p/e 50) and Dell (p/e 62). In contrast, we have been taking advantage of the market's recent 40% off sale to add lower p/e, high-quality growers to our portfolio. As true long-term investors, we welcome the occasional correction as an opportunity to buy blue chip companies at historically low prices. Without compromising our strict value approach, we have added some of the world's best run franchises and most valuable global brands to our portfolio. Purchases since our last shareholder report include AT&T, Pepsi, Hewlett-Packard, Mobil, Nike, Kodak and American Home Products. Our portfolio continues to trade at very attractive discounts to the market across all four traditional measures of fundamental value (see table). For example, our Fund trades at a p/e of just 17 times 1999 estimates, 30% below the market's p/e of 24.
         The objective of the IMS Capital Value Fund is to provide long-term growth for its shareholders. We seek to meet this objective by investing in blue chip stocks with strong value characteristics and improving business momentum. The Fund holds approximately forty companies, well-diversified across all sectors of the S & P 500 Index. Our Fund's low turnover helps keep taxable gains and trading costs to a minimum in an effort to produce superior risk-adjusted, after-tax returns. For example, while the fund had a positive return during our fiscal year which ended October 31, 1998, our shareholders will have no taxable dividend or capital gains distributions to report.
         Year-to-date, as of October 31, 1998, the IMS Capital Value Fund had a total return of +2.3%, outperforming the broad market, as measured by the 1500-stock Value Line index, which was down -2.9%. While we are pleased with the fund's year-to-date returns, we are still unhappy with our "since inception" performance relative to our peers. We fully expect and intend to produce better relative performance in the future.
     Although the market's recent correction was painful, it was also short-lived. Our Fund held up about as well as the average equity fund during the correction, according to Lipper Analytical Services. Recent articles chastising value managers for not holding up better than the market during the last correction, miss the fact that it's normal for value to perform in-line with the market during sharp corrections. Value tends to outperform in general over the long haul and even more so during periods of economic recovery and slow growth. Value will eventually regain its position of leadership and while it's still very early, several indicators suggest the landscape may already be shifting towards a more favorable value environment.
         In any event, we will continue searching out undervalued, quality businesses with improving fundamentals. We will continue striving to both grow and protect our shareholders assets. And we will continue working diligently towards our goal of making the IMS Capital Value Fund one of the most successful and respected funds in the industry.
         Thank you for joining us as shareholders in the IMS Capital Value Fund. We appreciate your confidence and trust.

Sincerely,

Carl W. Marker                              Douglas E. Johanson, CFA
Portfolio Manager                   Research Analyst

                             IMS Capital Value Fund
                               Portfolio Profile
                          Data as of October 31, 1998


Comparative Valuations

                                        Discount to
                                        S&P 500 Index
Price/Book Ratio                            44%
Price/Cashflow Ratio                        32%
Price/Sales Ratio                           19%
Price/Earnings Ratio                        19%

     *Sources:   Donaldson,  Lufkin  &  Jenrette,  Bloomberg,  Value  Line,  and
Morningstar. Earnings and Cashflow are based on 1998 estimates.


Fund Facts (10/31/98)

Growth of $10,000
   since inception (8/5/96) .............  $12,157
Median Market Cap. ......................  $12.0 bil.
Number of Holdings ......................   38

Net Assets ..............................  $11,523,989
Share Price .............................   11.28

Performance Summary (10/31/98)
                               IMS Capital
                                Value Fund    S&P 500     Value Line
           8/5/96                 $10,000     $10,000       $10,000
          10/31/96                $10,760     $10,739       $10,610
           4/30/97                $11,360     $12,320       $11,494
          10/31/97                $12,060     $14,189       $14,047
           4/30/98                $13,612     $17,380       $16,239
          10/31/98                $12,157     $17,308       $14,029

                                                              Since Inception
Average Annual Returns                     12 months              8/5/96

IMS Capital Value Fund                        0.8%                  9.1%
Value Line Index                             -0.1%                 16.3%
S&P 500 Index                                22.0%                 27.5%

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Value Line Composite Index, and the S&P 500 Index on August 5, 1996, and held through October 31, 1998. The Value Line Index is an equally-weighted average of 1,600 companies, including those that make up the S&P 500. The S&P 500 Index is a widely recognized, capitalization-weighted average of 500 of the largest U.S. companies. Both indexes are unmanaged and the S&P 500 Index includes the reinvestment of dividends. The Value Line and S&P 500 Index returns do not reflect expenses, which have been deducted from the Fund's return. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS.

Top Ten Holdings (10/31/98)

Rubbermaid                                           4.8%
RJR Nabisco                                          4.2
Electronic Data Systems                              4.1
H&R Block                                            3.5
Alcoa                                                3.4
Waste Management                                     3.4
Amgen                                                3.4
Intel                                                3.3
Mobil                                                3.3
AT&T                                                 3.2


Top Ten Industries (10/31/98)

Computers & Related Technologies                     15.0%
Drugs                                                7.3
Retail                                               7.1
Food & Tobacco                                       7.0
Other Consumer Goods & Services                      6.0
Basic Materials                                      6.0
Household Products                                   5.9
Other Services                                       5.9
Environmental                                        3.4
Apparel                                              3.4

                              Company Description

AT&T - leading provider of communication services and products Alcoa - world's largest aluminum producer with operations in 30 countries Amgen - world's largest biotech firm with double the sales of its nearest competitor
American Home Products - manufacturer of prescription  and otc drugs,  and other healthcare  products
Bank One - fifth largest bank in U.S. and second biggest credit card issuer Bausch & Lomb - leading maker of contact lenses, solutions, sunglasses, hearing aids, etc.
Citigroup - created by the merger of Citicorp and Travelers - worldwide financial services company
Columbia  Healthcare - largest hospital  management  company in the  United
        States
Conseco - major financial services company specializing in insurance products Eastman Kodak - manufactures and markets consumer and commercial photography
        /imaging products
Electronic Data Systems - provides information  technology services to companies worldwide
Fruit of the Loom - largest U.S. producer of cotton T-shirts and underwear H & R Block - world's largest tax preparation firm, second only to McDonald's in number of outlets
Hewlett-Packard - leading producer of printers, fax machines, computers, and
        other   technology
Intel - manufactures computer chips and other computer-related products IVAX - world's leading generic drug manufacturer Marvel - toy company operating in the licensing, comic book, toy, trading card and sticker  businesses
Mobil - one of the largest integrated oil companies in the world Motorola - leading manufacturer of electronic equipment, cell phones, and pagers Nike - makes and designs high quality footwear and apparel Newmont Mining - North America's largest gold producer Office Depot - largest office supply superstore chain in North America Olsten - largest U.S. provider of home health-care and third largest temporary help service
Oracle - world's largest maker of database management software PETsMART - world's largest operator of superstores specializing in pet supplies  and  services
Pepsi - markets and distributes soft drinks and snack food on a worldwide basis RJR Nabisco - second largest food and tobacco company in the world - owns 80%
        of  Nabisco  Foods.
Rubbermaid - leading  maker of  household  plastic  and  rubber  products - owns
        Little Tykes and Graco
Shaw  Industries - largest U.S. carpet  manufacturer  and retailer
Singer - world's largest  manufacturer of sewing machines and a leading emerging market  retailer
Sunbeam - makes and markets brand name consumer products  (housewares,  personal care, etc.)
Symantec - leading software provider of PC productivity tools Texas Utilities - one of the U.S.'s largest electric and gas utilities Toys `R' Us - children's products retailer U.S. West Media Group - third largest cable company in the U.S. Union Pacific - largest railroad in U.S. - 35,000 miles of track in western two-thirds  of  country
United Healthcare  - one of  the  nation's  largest  Health  Maintenance
        Organizations (HMO's)
Waste  Management - world's largest solid waste  collection and disposal company


IMS Capital Value Fund
Schedule of Investments  - October 31, 1998

Common Stocks - 99.6%                                                Shares                        Value
Basic Materials - 6.0%
Aluminum Company of America                                             5,000                        396,250
Newmont Mining                                                         14,000                        297,500
                                                                                          -------------------
                                                                                          -------------------
                                                                                                     693,750
                                                                                          -------------------
Apparel - 3.4%
Fruit of the Loom, Inc. (a)                                            14,700                        224,175
Nike, Inc. (Class B)                                                    4,000                        174,750
                                                                                          -------------------
                                                                                          -------------------
                                                                                                     398,925
                                                                                          -------------------
Banks - 2.8%
Bank One Corp.                                                          6,500                        317,688
                                                                                          -------------------

Broadcasting - 2.2%
Media One Group, Inc. (a)                                               6,000                        253,875
                                                                                          -------------------

Communications - 2.7%
Motorola, Inc.                                                          6,000                        312,000
                                                                                          -------------------

Computer & Related Technologies - 15.0%
Electronic Data Systems Corp.                                          11,500                        467,906
Hewlett Packard Co.                                                     6,000                        361,125
Intel Corp.                                                             4,300                        383,506
Oracle Corporation (a)                                                 12,000                        354,750
Symantec Corp.                                                         10,000                        160,000
                                                                                          -------------------
                                                                                          -------------------
                                                                                                   1,727,287
                                                                                          -------------------
Drugs - 7.3%
American Home Products Corp.                                            4,500                        219,375
Amgen, Inc. (a)                                                         5,000                        392,812
IVAX Corp. (a)                                                         24,000                        228,000
                                                                                          -------------------
                                                                                          -------------------
                                                                                                     840,187
                                                                                          -------------------
Entertainment - 1.7%
Marvel Enterprises, Inc. (a)                                           34,000                        195,500
                                                                                          -------------------

Environmental -  3.4%
Waste Management, Inc.                                                  8,600                        388,075
                                                                                          -------------------

Financial Services -  2.4%
Citigroup, Inc.                                                         6,000                        282,375
                                                                                          -------------------

Food & Tobacco - 7.0%
PepsiCo, Inc.                                                           9,500                        320,625
RJR Nabisco Holdings Corp.                                             17,000                        485,563
                                                                                          -------------------
                                                                                          -------------------
                                                                                                     806,188
                                                                                          -------------------
Other Services - 5.9%
H & R Block                                                             9,000                        403,312
Olsten Corp.                                                           30,000                        275,625
                                                                                          -------------------
                                                                                          -------------------
                                                                                                     678,937
                                                                                          -------------------
Healthcare Products - 2.7%
Bausch & Lomb                                                           7,500                        312,656
                                                                                          -------------------
IMS Capital Value Fund
Schedule of Investments  - October 31, 1998 - continued

Common Stocks - continued                                             Shares                        Value
Hospitals & Managed Care - 3.3%
Columbia HCA Healthcare Corp.                                           7,500                      $ 157,500
United Healthcare Corp.                                                 5,000                        217,812
                                                                                          -------------------
                                                                                          -------------------
                                                                                                     375,312
                                                                                          -------------------
Other Consumer Goods & Services - 6.0%
Eastman Kodak Inc.                                                      3,200                        248,000
Shaw Industries, Inc.                                                  16,000                        278,000
Singer Co.                                                             30,000                        168,750
                                                                                          -------------------
                                                                                                     694,750
                                                                                          -------------------

Household Products - 5.9%
Rubbermaid, Inc.                                                       16,500                        547,594
Sunbeam  Corp.                                                         19,000                        128,250
                                                                                          -------------------
                                                                                          -------------------
                                                                                                     675,844
                                                                                          -------------------
Insurance - 2.4%
Conseco, Inc.                                                           8,000                        277,500
                                                                                          -------------------

Oil & Gas -  3.3%
Mobil Corp.                                                             5,000                        378,437
                                                                                          -------------------

Railroads - 2.7%
Union Pacific Corp.                                                     6,500                        309,563
                                                                                          -------------------

Retail - 7.1%
Office Depot, Inc. (a)                                                 11,000                        275,000
PETsMART, Inc. (a)                                                     37,000                        265,938
Toys R Us                                                              14,000                        273,875
                                                                                          -------------------
                                                                                          -------------------
                                                                                                     814,813
                                                                                          -------------------
Telecommunications - 3.2%
AT&T Corp.                                                              6,000                        373,500
                                                                                          -------------------

Utilities -  3.2%
Texas Utilities Co.                                                     8,500                        371,876
                                                                                          -------------------
TOTAL COMMON STOCKS (Cost $11,194,766)                                                          $ 11,479,038
                                                                                          ===================

TOTAL INVESTMENTS - 99.6% (Cost $11,194,766)                                                      11,479,038
     Other assets less liabilities -0.4%                                                              44,951
                                                                                          -------------------
TOTAL NET ASSETS - 100%                                                                         $ 11,523,989
                                                                                          ===================

(a) non-income producing
IMS Capital Value Fund
Securities Sold Short  - October 31, 1998


Short Options                                                        Shares                        Value

Rubbermaid, Inc.                                                        80                          $ 51,000
                                                                                          -------------------
      TOTAL OPTIONS (proceeds $35,639)                                                              $ 51,000
                                                                                          ===================


IMS Capital Value Fund                                                                 October 31, 1998
Statement of Assets & Liabilities


Assets
Investment in securities, at value (cost $11,194,766)                               $            11,479,038
Receivable for securities sold                                                                       35,639
Subscriptions receivable                                                                             59,000
Dividends receivable                                                                                  3,210
Interest receivable                                                                                   1,405
Deferred organizational costs                                                                        17,837
                                                                                       ---------------------
     Total assets                                                                                11,596,129

Liabilities
Payable to custodian bank                                                 7,469
Accrued advisory fee payable                                             13,671
Securities sold short, at value - proceeds $35,639                       51,000
                                                                 ---------------

     Total liabilities                                                                               72,140
                                                                                       ---------------------

Net Assets                                                                                     $ 11,523,989
                                                                                       =====================

Net Assets consist of:
Paid in capital                                                                     $            11,306,483
Accumulated undistributed net realized gain (loss) on investments                                   (45,397)
Accumulated undistributed net realized gain (loss) on options transactions                           (6,008)
Net unrealized appreciation on investments                                                          268,911
                                                                                       ---------------------

Net Assets, for 1,021,777 shares                                                               $ 11,523,989
                                                                                       =====================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($11,523,989/1,021,777)              $                    11.28
                                                                                       =====================



IMS Capital Value Fund
Statement of Operations for the year ended October 31, 1998


Investment Income
Dividend Income                                                                                 $         122,970
Interest Income                                                                                            12,431
                                                                                                -----------------
Total Income                                                                                              135,401


Expenses
Investment advisory fee                                                $           164,074
Administration fee                                                                  30,000
Transfer agent fee                                                                  19,732
Fund accounting fee                                                                 16,794
Legal fees                                                                           6,353
Custodian fee                                                                        7,549
Amortization of ogranizational expenses                                              4,793
Audit fees                                                                             898
Registration fees                                                                    5,402
Shareholder reports                                                                  3,877
Trustees fees                                                                          781
Miscellaneous                                                                        4,607
                                                                          -----------------
Total operating expenses before reimbursement                                      264,860
Reimbursed expenses                                                                (69,029)
                                                                          -----------------
Total operating expenses                                                                                  195,831
                                                                                                 -----------------


Net Investment Income (Loss)                                                                              (60,430)
                                                                                                 -----------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                   26,314
Net realized gain (loss) on options transactions                                    (6,008)
Change in net unrealized appreciation (depreciation) on
 on investment securities                                                           69,368
                                                                           ----------------
Net gain (loss) on investment securities                                                                   89,674
                                                                                                 -----------------
Net increase (decrease) in net assets resulting
  from operations                                                                              $           29,244
                                                                                                 =================



IMS Capital Value Fund
Statement of Changes in Net Assets

                                                            For the                 For the
                                                           year ended              year ended
                                                           October 31, 1998     October 31, 1997
Increase/(Decrease) in Net Assets
Operations
  Net investment income (loss)                            $     (60,430)              (48,844)
  Net realized gain (loss) on investments                        26,314               672,917
  Net realized gain (loss) on options transactions               (6,008)
  Change in net unrealized appreciation (depreciation)           69,368               (44,863)
                                                         ---------------       ---------------
  Net Increase in net assets resulting from operations           29,244               579,210
                                                         ---------------       ---------------
Distributions to shareholders:
  Return of capital                                             (25,273)                    -
  From net capital gain                                        (682,377)                    -
                                                         ---------------       ---------------
                                                         ---------------       ---------------
  Total distributions                                          (707,650)                    -
                                                         ---------------       ---------------
Share Transactions
  Net proceeds from sale of shares                            3,955,446             5,141,834
  Shares issued in reinvestment                                 702,348                     -
  Shares redeemed                                            (2,387,348)             (529,761)
                                                         ---------------       ---------------
Net increase in net assets resulting
  from share transactions                                     2,270,446             4,612,073
                                                         ---------------       ---------------
  Total increase in net assets                                1,592,040             5,191,283

Net Assets
  Beginning of period                                         9,931,949             4,740,666
                                                         ---------------       ---------------

  End of period [including undistributed net investment
   income (loss) $0 and $(48,844), respectively$]            11,523,989           $ 9,931,949
                                                         ===============       ===============




IMS Capital Value Fund
Financial Highlights


For the periods ended October 31
Selected Per Share Data                                              1998                    1997                  1996 (b)

Net asset value, beginning of period                                    $12.06                  $10.76                  $10.00
                                                               -----------------        ----------------        ----------------
Income from investment operations
  Net investment income (loss)                                           (0.06)                  (0.08)                  (0.01)
  Net realized and  unrealized gain (loss)                                0.12                    1.38                    0.77
                                                               -----------------        ----------------        ----------------
Total from investment operations                                          0.06                    1.30                    0.76
                                                               -----------------        ----------------        ----------------
Less Distributions
  Return of capital                                                      (0.03)                   -                       -
  From net capital gain                                                  (0.81)                   -                       -
                                                               -----------------        ----------------        ----------------
Total distributions                                                      (0.84)                   -                       -
                                                               -----------------        ----------------        ----------------
Net asset value, end of period                                          $11.28                  $12.06                  $10.76
                                                               =================        ================        ================

Total Return                                                              2.27%                  12.08%               30.23% (a)

Ratios and Supplemental Data
Net assets, end of period (000)                                        $11,524                   $9,932               $4,741
Ratio of expenses to
  average net assets                                                      1.73%                   1.97%                1.84% (a)
Ratio of expenses to average net
  assets before reimbursement                                             2.34%                   2.54%                3.92% (a)
Ratio of net investment income to
  average net assets                                                    (0.53)%                 (0.64)%              (0.25)% (a)
Ratio of net investment income to average
  net assets before reimbursement                                       (1.14)%                 (1.20)%              (2.32)% (a)
Portfolio turnover rate                                                  81.74%                  34.76%                3.56% (a)



(a)   Annualized
(b) August 5, 1996 (commencement of operations) to October 31, 1996

                             IMS CAPITAL VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1998

NOTE 1.  ORGANIZATION

IMS Capital Value Fund. (the "Fund") is a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"), on July 30, 1996. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to provide long-term growth. The Trust Agreement permits the trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, and the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.






                             IMS CAPITAL VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1998


Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains IMS Capital Management, Inc. (the "Advisor") to manage the Fund's investments. Carl W. Marker, Chairman and President of the Advisor, is primarily responsible for the day to day management of the Fund's portfolio.

Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.36% of the average daily net assets of the Fund. For the year ended October 31, 1998, the Advisor received a fee of $164,074 from the Fund. The Advisor is voluntarily reimbursing certain Fund expenses. There is no assurance that such reimbursement will continue in the future.

The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Funds business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the year ended October 31, 1998, the Administrator received fees of $30,000 from the Advisor for administrative services provided to the fund.







                             IMS CAPITAL VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1998

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor") to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor for the year ended October 31, 1998. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.


NOTE 4.  CAPITAL SHARE TRANSACTIONS


     As of October 31, 1998, there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at October 31, 1998 was $11,306,483.


For the years ended October 31:

---------------------------------- ----------------- ------------------- ---------------- ------------------

                                         1998               1998              1997               1997
---------------------------------- ----------------- ------------------- ---------------- ------------------
                                        Shares            Dollars            Shares            Dollars

Shares sold                            338,518           $3,955,446          426,253         $5,141,834
Shares issued in reinvestment of
dividends
                                        65,032              702,348              -                  -

Shares redeemed
                                      (205,539)          (2,387,348)         (43,144)           (529,761)
                                      ---------      --  -----------     --  --------     ----- ---------
                                         198,011         $2,270,446          383,109         $4,612,073
---------------------------------- ----------------- ------------------- ---------------- ------------------

NOTE 5. INVESTMENTS

For the year ended October 31, 1998, purchases and sales of investment securities, other than short-term investments, aggregated $10,696,139 and $9,199,428, respectively. The gross unrealized appreciation for all securities totaled $1,345,452 and the gross unrealized depreciation for all securities totaled $1,076,541 for a net unrealized appreciation of $268,911. The aggregate cost of securities for federal income tax purposes at October 31, 1998 was $11,159,127.

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



                             IMS CAPITAL VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1998

NOTE 7. RECLASSIFICATIONS


In accordance with SOP 93-2, the fund has recorded a reclassification in the capital accounts. As of October 31, 1998 the fund recorded permanent book/tax differences of $25,273 from undistributed net investment income to paid in capital and a permanent book tax difference of $25,273 from undistributed net investment income to paid in capital. This reclassification has no impact on the net asset value of the fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders.


NOTE 8. Year 2000 Issue

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Advisor, Administrator or Servicers do not properly process and calculate date related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Advisor and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                   INDEPENDENT AUDITOR'S REPORT




To The Shareholders and Board of Trustees
IMS Capital Value Fund

     We have audited the accompanying statement of assets and liabilities of IMS Capital Value Fund (a member of the Ameriprime Fund series), including the schedule of portfolio investments, as of October 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IMS Capital Value Fund as of October 31, 1998 and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 9, 1998

December 8, 1998


Dear Shareholders:

What a wild and brutal summer it was in the stock market. During the first four months of the year, stock market returns were in hyper-speed and everybody was jumping on the stock market bandwagon. This environment changed abruptly and dramatically.

In the third quarter, the average diversified U.S. stock fund delivered a negative 15.02% return, according to Lipper Analytical Services - a steeper loss than the 11.9% drop in the Dow Jones Industrials and the 9.95% drop in the S&P 500 index. Funds that buy small cap stocks were particularly hard hit, with a loss of 21.55% in the quarter and a loss of 16.53% year to date.

Results

The Marathon Value Fund's fiscal year ended on October 31, 1998. During the last six months the Fund was down 17.8%, while the Russell 2000 was down 21.2%. Since the fund's inception on March 9, 1998, the fund has shown a loss of 15.2% versus a decline in the Russell 2000 of 18.0%.

       -----------------------------------------------------------------
       Returns for the Periods Ended 10/31/98
       -----------------------------------------------------------------
                                                                         Total Return
                                                                       Since Inception
       Fund/Index                                 6 months              March 9, 1998
       ----------                                 --------              -------------

       Marathon Value Fund                         -17.8%                   -15.2%
       Russell 2000                                -21.2%                   -18.0%


 Date                 Russell 2000            MVF
------               --------------          -----
3/9/98               $  10,000.00         $ 10,000.00
3/31/98              $  10,424.18         $ 10,050.00
4/30/98              $  10,472.11         $ 10,320.00
5/31/98              $   9,902.41         $  9,920.00
6/30/98              $   9,919.11         $  9,510.00
7/31/98              $   9,102.84         $  8,800.00
8/31/98              $   7,328.89         $  7,310.00
9/30/98              $   7,884.93         $  7,600.00

10/30/98             $   8,201.00         $  8,480.00



The chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the Russell 2000 Index on March 9, 1998 and held through October 31, 1998. The Russell 2000 Index is a widely recognized unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the indices, reinvestment of dividends, and are not annualized. The index return does not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.


Portfolio's Largest Positions


As of October 31, we were 92.3% invested in stocks and 7.7% in cash. At period end our five largest holdings consisted of the following:


         Telxon Corp designs and manufactures wireless and mobile information systems. The company integrates wireless technology with a wide array of peripherals and software.

         St. John Knits designs, manufactures, and markets women's clothing and accessories.

         Ventas Inc. is a self administered, self managed real estate company that operates and acquires long-term acute care hospitals, nursing centers, and assisted living centers.

         Bear Stearns  Companies Inc. offers  investment  banking and securities trading and brokerage services. The Company's business includes corporate finance and mergers and acquisitions, institutional equities and fixed income sales and trading, private client services and more.

         Arctic Cat designs, engineers, manufactures, and markets snowmobiles and all-terrain vehicles under the "Arctic Cat" brand name. The Company also sells personal watercrafts under the "Tigershark" brand name.


Investment Outlook

In my last few letters to our individually managed accounts, I have encouraged our clients to moderate their expectations and warned that stock market investing would become more difficult and volatile going forward. I had absolutely no idea how much more difficult and volatile. Last summer and early fall were excruciatingly painful for investors in stocks. Nobody enjoys seeing their investments pull back by 20% in a month.


This has been an unusually difficult time period not only for small cap stocks, but also the value investment philosophy. In general terms, the best performing stocks over the past twelve months have been those that make up the largest market capitalization of the stock indices. The advance has been highly concentrated on the largest companies that have continued to report positive earnings momentum, without regard to their valuation. An astounding fourteen stocks accounted for 99% of the S&P 500's performance in the first nine months. If you didn't own Microsoft, Dell and Lucent you had very little chance of good performance.

We are value investors and buying companies whose stock prices are depressed relative to their future prospects is our focus. Unfortunately, as more and more money has been concentrated on the largest 50 companies during the first nine months of the year, the "out of favor" companies and many smaller capitalization issues have fallen further behind in relative performance. On September 30, the Russell 2000 index of small cap stocks was lower than it was 2 1/2 years ago in the spring of 1996. Were that true of the Dow, it would be below 5000. Like our clients, we have been very frustrated by this large divergence in performance.

We believe, however, that this trend is now beginning to reverse itself and the same portfolio we have struggled with the last six months will be a winning hand over the next year. The recent returns have been very encouraging.

            MARKET INDICIES                  (9/30 - 12/4)
          Marathon Value Fund                    18.96 %
          S&P 500 Index                          16.01 %
          Russell 2000 Index                      9.79 %


Summary
This year has proven to be a very difficult time to begin a small cap fund. In the last sixty years small stocks have fallen while large caps have risen on only five occasions. This year will be the sixth. It will also be the greatest disparity of performance in history.

As of December 8, the S&P 500 Index (the standard measure of big stocks among money managers) was up 22%, while the Russell 2000 (a common measure of small-stock performance) is down 8%.

We are confident going forward that the huge divergence between value stocks and growth stocks, and small stocks and large stocks will not continue. As long-term value investors we are not attempting any quick fixes to quickly bandage our portfolios. We have been through up periods and down periods and will continue doing what we always do, looking for the best stock values available. We are not devastated by the recent declines, but are actually incredibly excited about some of the opportunities that have been created during the decline.

Market bottoms are not made of smiles and pleasant feelings. They come with a great deal of pain and you are not sure if you can take any more of the decline. In fact, you feel like calling your manager and screaming "get me out now." In our opinion most of that has already happened. The stock market will continue with the volatility it has recently experienced; however, stocks continue to be the asset class of choice for long term investors and we are optimistic that small cap stocks will perform even better.

Please feel free to call me if you have any questions concerning the fund and thank you for your support during this difficult beginning.

Sincerely,

Mark Matsko, CFA
Portfolio Manager


Marathon Value Fund
Schedule of Investments  - October 31, 1998

Common Stocks - 92.3%                                                                Shares                    Value
Apparel - 3.0%
St. John's Knits, Inc.                                                                4,800                     $ 96,900
                                                                                                       ------------------

Banks & Bank Holding Companies - 1.3%
First Security Corp.                                                                  2,130                       43,532
                                                                                                       ------------------

Business Equipment & Services - 7.4%
Analysts International Corp.                                                          4,800                       84,300
(John H.) Harland Co.                                                                 6,000                       87,000
Olsten Corp.                                                                          7,700                       70,744
                                                                                                       ------------------
                                                                                                       ------------------
                                                                                                                 242,044
                                                                                                       ------------------
Chemicals - 2.4%
IMC Global Inc.                                                                       3,000                       78,000
                                                                                                       ------------------

Consumer Products (Durables) - 2.4%
Fibermark, Inc. (a)                                                                   3,000                       42,750
QEP Co. (a)                                                                           5,000                       36,875
                                                                                                       ------------------
                                                                                                                  79,625
                                                                                                       ------------------
Consumer Products (Non-Durables) - 5.4%
Del Labratories, Inc.                                                                 1,700                       34,850
Food Lion Inc. - Class B                                                              9,000                       92,250
Morton International, Inc.                                                            2,000                       49,750
                                                                                                       ------------------
                                                                                                       ------------------
                                                                                                                 176,850
                                                                                                       ------------------
Computers & Peripherals - 2.1%
Adflex Solutions, Inc. (a)                                                            9,300                       67,425
                                                                                                       ------------------

Financial Services - 7.4%
Bear Stearns Companies, Inc.                                                          4,700                      167,731
United Asset Management Corp.                                                         3,000                       72,750
                                                                                                       ------------------
                                                                                                       ------------------
                                                                                                                 240,481
                                                                                                       ------------------
Healthcare Products - 6.0%
Ballard Medical Products                                                              4,000                       85,000
Corvel Corp. (a)                                                                      3,000                      109,875
                                                                                                       ------------------
                                                                                                                 194,875
                                                                                                       ------------------
Hospitals - 8.3%
Healthsouth Corp. (a)                                                                10,000                      121,250
Ventas Inc.                                                                          13,000                      148,688
                                                                                                       ------------------
                                                                                                       ------------------
                                                                                                                 269,938
                                                                                                       ------------------
Measuring Equipment - 3.2%
Thermospectra Corp. (a)                                                               9,000                      105,750
                                                                                                       ------------------

Marathon Value Fund
Schedule of Investments  - October 31, 1998 - continued

Common Stocks - continued                                                        Shares                      Value
Oil & Gas Services - 2.3%
Nabors Industries, Inc. (a)                                                           4,000                       74,000
                                                                                                       ------------------

Recreational Vehicles - 4.7%
Artic Cat, Inc.                                                                      16,600                      153,550
                                                                                                       ------------------

Retail - 3.9%
Dress Barn, Inc. (a)                                                                  9,100                      128,538
                                                                                                       ------------------

Restaurants - 7.2%
Applebee's International, Inc.                                                        2,800                       57,050
Cracker Barrel Old Country Stores                                                     5,000                      129,375
Schlotzsky's, Inc. (a)                                                                5,000                       48,437
                                                                                                       ------------------
                                                                                                       ------------------
                                                                                                                 234,862
                                                                                                       ------------------
Telecommunications - 11.7%
ADC Telecommunications (a)                                                            3,000                       69,000
Tele-Communications, Inc. (a)                                                         3,000                      126,375
Telxon Corp.                                                                          9,000                      184,500
                                                                                                       ------------------
                                                                                                       ------------------
                                                                                                                 379,875
                                                                                                       ------------------
Transportation - 13.6%
Arnold Industries, Inc.                                                              11,000                      140,250
Covenant Transport Inc. Class A (a)                                                   8,000                      121,000
Expeditors International of Washington, Inc.                                          2,500                       84,687
Trico Marine Services, Inc. (a)                                                       6,000                       42,750
Werner Enterprises, Inc.                                                              3,000                       54,000
                                                                                                       ------------------
                                                                                                       ------------------
                                                                                                                 442,687
                                                                                                       ------------------
                                                                                                       ------------------
TOTAL COMMON STOCKS (Cost $3,304,892)                                                                          3,008,932
                                                                                                       ------------------

                                                                                Principal                    Value
MONEY MARKET SECURITIES - 9.4%
Star Treasury 4.83% 11/2/98 (Cost $306,131)                                       $ 306,131                      306,131
                                                                                                       ------------------

TOTAL INVESTMENTS - 101.7% (Cost $3,611,023)                                                                   3,315,063
    Excess of liabilities over other assets                                                                      (56,412)
                                                                                                       ------------------
TOTAL NET ASSETS - 100.0%                                                                                    $ 3,258,651

                                                                                                       ==================
(a) non-income producing security


Marathon Value Fund
Securities Sold Short  - October 31, 1998


Short Options                                                                    Shares                      Value

Dress Barn, Inc.                                                                   65                             (4,469)
Dress Barn, Inc.                                                                   25                             (5,850)
Tele-Communications, Inc.                                                          30                             (8,813)
Telxon Corp.                                                                       90                            (35,437)
                                                                                                       ------------------
    TOTAL OPTIONS (proceeds $45,075)                                                                           $ (54,569)
                                                                                                       ==================


Marathon Value Fund                                                                            October 31, 1998
Statement of Assets & Liabilities
Assets
Investment in securities, at value (cost $3,611,023)                                   $              3,315,063
Receivables:
  Dividends                                                                                                 480
  Interest                                                                                                1,426
                                                                                         -----------------------
     Total assets                                                                                     3,316,969

Liabilities
Accrued investment advisory fee payable                                   3,749
Securities sold short, at value - proceeds $45,075                       54,569
                                                              ------------------
     Total liabilities                                                                                   58,318
                                                                                         -----------------------

Net Assets                                                                                          $ 3,258,651
                                                                                         =======================

Net Assets consist of:
Paid in capital                                                                        $              3,797,867
Accumulated undistributed net investment income                                                           6,326
Accumulated undistributed net realized loss on security transactions                                   (258,838)
Accumulated undistributed net realized gain on options transactions                                      18,750
Net unrealized appreciation (depreciation) on investments                                              (305,454)
                                                                                         -----------------------

Net Assets, for 384,185 shares                                                                      $ 3,258,651
                                                                                         =======================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($3,258,651/384,185)                    $                  8.48

                                                                                        =======================


Marathon Value Fund
Statement of Operations for the period March 12, 1998 (Commencement of Operations) to October 31, 1998

Investment Income
Dividend Income                                                                              $           14,435
Interest Income                                                                                          17,557
                                                                                               -----------------
Total Income                                                                                             31,992


Expenses
Investment advisory fee                                       $          25,666
Trustees fees                                                               510
                                                                ----------------
Total expenses before reimbursement                                      26,176
Reimbursed expenses                                                        (510)
                                                                ----------------
Total Operating Expenses                                                                                 25,666
                                                                                               -----------------


Net Investment Income (Loss)                                                                              6,326
                                                                                               -----------------

Realized & Unrealized Gain
Net realized gain (loss) on investment  securities                     (258,838)
Net realized gain (loss) on options  transactions                        18,750
Change in net  unrealized  appreciation(depreciation                   (305,454)
 on investment securities                                       ----------------               -----------------
Net gain (loss) on investment securities                                                               (545,542)
                                                                                               -----------------
Net increase (decrease) in net assets resulting from operations                              $         (539,216)
                                                                                               =================


Marathon Value Fund
Statement of Changes in Net Assets
  for the period March 12, 1998 (Commencement of Operations) to October 31, 1998

Increase/(Decrease) in Net Assets
Operations
  Net investment income (loss)                                                                  $ 6,326
  Net realized gain (loss) on investments                                                      (258,838)
  Net realized gain (loss) on options transactions                                               18,750
  Change in net unrealized appreciation (depreciation)                                         (305,454)
                                                                                         ---------------
  Net Increase (Decrease) in net assets resulting from operations                              (539,216)
                                                                                         ---------------
Share Transactions
  Net proceeds from sale of shares                                                            3,806,088
  Shares redeemed                                                                                (8,221)
                                                                                         ---------------
  Net increase (decrease) in net assets resulting from share transactions                     3,797,867
                                                                                         ---------------
  Total increase in net assets                                                                3,258,651

Net Assets
  Beginning of period                                                                                 -
                                                                                         ---------------
  End of period [including undistributed net investment income of $6,326]                   $ 3,258,651
                                                                                         ===============


Marathon Value Fund
Financial Highlights
  for the period March 12, 1998 (Commencement of Operations) to October 31, 1998
Selected Per Share Data




Net asset value, beginning of period                         $10.00
                                                        ------------
Income from investment operations
  Net investment income                                        0.02
  Net realized and unrealized gain(loss)                      (1.54)
                                                        ------------
Total from investment operations                              (1.52)
                                                        ------------
Net asset value, end of period                                $8.48
                                                        ============

Total Return                                                -15.20%

Ratios and Supplemental Data
Net assets, end of period (000)                              $3,259
Ratio of expenses to average net assets                   1.47% (a)
Ratio of expenses to average net assets
  before reimbursement                                    1.50% (a)
Ratio of net investment income to average net assets      0.36% (a)
Ratio of net investment income to average net assets
  before reimbursement                                    0.33% (a)
Portfolio turnover rate                                  61.04% (a)



(a)   Annualized

                              MARATHON VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                               October 31, 1998


NOTE 1.  ORGANIZATION

Marathon  Value Fund (the "Fund") was  organized  as a series of the  AmeriPrime
Funds, an Ohio business trust (the "Trust"), on March 9, 1998 and commenced operations on March 12, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, whose investment objective is to provide maximum long-term capital appreciation. The Trust Agreement permits the trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.


                               MARATHON VALUE FUND
                         NOTES TO FINANCIAL STATEMENTS
                                 October 31, 1998

Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Burroughs & Hutchinson, Inc. (the "Advisor") to manage the Fund's investments. Mark Matsko, the Fund's portfolio manager is primarily responsible for the day to day management of the Fund's portfolio.


     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all expenses of the Fund except brokerage commissions, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.48% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the advisor. For the period from March 12, 1998 (commencement of operations) through October 31, 1998, the Advisor has received a fee of $26,666 from the Fund.


The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Funds business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period ended October 31, 1998, the Administrator received fees of $17,500 from the Advisor for administrative services provided to the Fund.


                             MARATHON VALUE FUND
                       NOTES TO FINANCIAL STATEMENTS
                              October 31, 1998

The Fund retains AmeriPrime Financial Securities, Inc. (the Distributor) to act as the principal distributor of the Fund's shares. There were no payments made to the Distributor for the period from March 12, 1998 (commencement of operations) to October 31, 1998. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.


NOTE 4.  CAPITAL SHARE TRANSACTIONS

   As of October 31, 1998, there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at October 31, 1998 was $3,797,867.

     Transactions in capital stock were as follows:

                                         For the period from
                                    March 12, 1998 (Commencement of
                                  Operations) through October 31, 1998


                                         Shares                 Amount

                                        ---------             ----------

Shares sold                              385,265              $3,806,088

Shares issued in reinvestment
  of  dividends                              -                       -

Shares redeemed                          (1,080)                  (8,221)

                                       -----------          --------------
Net increase                             384,185              $3,797,867

                                        ========               ========


NOTE 5. INVESTMENTS

For the period from March 12, 1998 (commencement of operations) through October 31, 1998, purchases and sales of investment securities, other than short-term investments, aggregated $4,826,476 and $1,734,209, respectively. As of October 31, 1998, the gross unrealized appreciation for all securities totaled $183,201 and the gross unrealized depreciation for all securities totaled $488,655 for a net unrealized depreciation of $305,454. The aggregate cost of securities for federal income tax purposes at October 31, 1998 was $3,565,948.

                               MARATHON VALUE FUND
                          NOTES TO FINANCIAL STATEMENTS
                                October 31, 1998

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



NOTE 7. RELATED PARTY TRANSACTIONS

The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 1998, Charles Schwab & Co. owned in aggregate more than 25% of the Fund.

NOTE 8. YEAR 2000 ISSUE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Advisor, Administrator or Servicers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Advisor and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.









                   INDEPENDENT AUDITOR'S REPORT




To The Shareholders and Board of Trustees
Marathon Value Fund


     We have audited the accompanying statement of assets and liabilities of Marathon Value Fund (a member of the Ameriprime Fund series), including the schedule of portfolio investments, as of October 31, 1998, and the related statement of operations for the year then ended, and the statement of changes in net assets, and financial highlights for the period from March 12, 1998 (commencement of operations) to October 31, 1998 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Marathon Value Fund as of October 31, 1998, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the period from March 12, 1998 (commencement of operations) to October 31, 1998 in the period then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 9, 1998

November 15, 1998


Dear Shareholders,

As you are aware, on October 16, 1998, the Board of Trustees of the AmeriPrime Funds determined that the NewCap Contrarian Fund should no longer pursue its investment objective and instead invest 100% of its assets in cash equivalents, money market funds and investment grade debt securities. For the twelve months ended October 31, 1998, the fund generated a total return of -44.60%. This compares to a comparative benchmark index return of -1.39% (60% Standard & Poor's Mid-cap 400 and 40% Philadelphia Gold and Silver Index).

The under- performance of the fund can be primarily attributed to the following factors: The under-performance of the small and mid-cap stock index relative to the broad market; the falling prices of stocks in the precious metal industry; and the individual stock selection and concentration of stocks in each of these areas.

As always, your questions and comments are welcome. We appreciate the support you have provided.


Sincerely,


Kenneth D. Trumpfheller
President & Trustee

                  Comparison of the Change in Value of $10,000 Investment in NewCap Contrarian Fund, The Unmanaged S&P 400 Midcap Index, the Philadelphia Gold & Silver Index and a composite of 60% S&P 400 Midcap Index and 40% Philadelphia Gold & Silver


                   Philadelphia        S&P 400      NewCap         Blend
                  Gold & Silver        MidCap    Contrarian   60% S&P MidCap
                      Index             Index        Fund      40% Philadelphia

5/5/96                10,000            10,000      10,000         10,000
6/30/96                8,529            10,095       9,460          9,469
9/30/96                7,950            10,391       9,580          9,415
12/31/96               8,080            11,021       9,010          9,844
3/31/97                7,218            10,857       7,650          9,401
6/30/97                6,738            12,314       8,570         10,084
9/30/97                7,732            14,293       9,470         11,669
10/31/97               6,210            13,671       8,760         10,687
12/31/97               5,257            14,411       7,833         10,749
3/31/98                5,794            15,997       9,098         11,916
6/30/98                5,098            15,654       6,075         11,431
9/30/98                5,341            13,391       4,428         10,171
10/31/98               5,374            14,585       4,853         10,901

     This chart shows the value of a hypothetical initial investment of $10,000 in the Fund, the S&P 400 MidCap Index, the Philadelphia Gold & Silver Index and a composite of 60% 400 MidCap Index and 40% Philadelphia Gold & Silver Mining Index and held through October 31, 1998. The indices are widely recognized unmanaged indices of common stock prices. Performance figures include the change in value of the stocks in the indices, reinvestment of dividends, and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

AVERAGE ANNUAL RETURNS
                                                         One          Since
                                                        Year         Inception
                S&P 400 MidCap                            6.71%       16.29%
                Phil. Gold & Silver Mining              -13.53%      -21.99%
                Blend 60% S&P / 40% Phil.                -1.39%        3.51%
                NewCap Contrarian Fund                  -44.60%      -25.43%


New Cap Contrarian Fund
Schedule of Investments - October 31, 1998

                                                              Principal Amount                Value
Money Market Securities - 61.5%
Star Treasury, 4.96%, 11/2/98 (Cost $220,240)                  $ 220,240                        $ 220,240
Other assets less liabilites - 38.5%                                                              137,928
                                                                                        ------------------
TOTAL NET ASSETS - 100.0%                                                                       $ 358,168
                                                                                        ==================


New Cap Contrarian Fund                                                                       October 31, 1998
Statement of Assets & Liabilities

Assets
Investment in securities, at value (cost $220,240)                                     $              220,240
Receivable for securities sold                                                                        143,128
Dividend receivable                                                                                       122
Interest receivable                                                                                       330
                                                                                         ---------------------
                                                                                                      363,820
Liabilities
Accrued advisory fee                                                          1,045
Accrued trustees' fees                                                        1,335
Accrued distribution fees                                                     3,257
Other payables and accrued expenses                                              15
                                                                     ---------------
     Total liabilities                                                                                  5,652
                                                                                         ---------------------

Net Assets                                                                             $              358,168
                                                                                         =====================

Net Assets consist of:
Paid in capital                                                                        $            1,333,179
Accumulated undistributed net realized gain(loss)                                                    (975,011)
Net unrealized (depreciation) on investments                                                                -
                                                                                         ---------------------

Net Assets, for  87,229 shares                                                         $              358,168
                                                                                         =====================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($358,168/87,229)                       $                4.11
                                                                                         =====================



New Cap Contrarian Fund
Statement of Operations for the year ended October 31, 1998


Investment Income
Dividend Income                                                                                         $            6,190
Interest Income                                                                                                      1,806
                                                                                                          -----------------
Total Income                                                                                                         7,996


Expenses
Investment Advisory                                                                  $        30,486
12-B1 fees                                                                                     2,458
Trustees' fees                                                                                 1,280
                                                                                       --------------
Total Expenses                                                                                                      34,224
                                                                                                          -----------------

Net Investment Income (Loss)                                                                                       (26,228)
                                                                                                          -----------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                           (964,807)
Net realized gain (loss) on options transactions                                                   0
Change in net unrealized appreciation (depreciation) on investment securities                224,955
                                                                                      ---------------
Net gain (loss)                                                                                                   (739,852)
                                                                                                          -----------------
Net increase (decrease) in net assets resulting from operations                                         $         (766,080)
                                                                                                          =================



New Cap Contrarian Fund
Statement of Changes in Net Assets

                                                                         For the year            For the year
                                                                            ended                    ended
Increase/(Decrease) in Net Assets                                      October 31, 1998          October 31, 1997
Operations
  Net investment income (loss)                                        $        (26,228)                  (44,549)
  Net realized gain (loss) on securities transactions                         (964,807)                  171,581
  Net realized gain (loss) on options transactions                                   -                   (75,762)
  Change in net unrealized appreciation (depreciation)                         224,955                  (177,571)
                                                                        ---------------        ------------------
  Net Increase (decrease) in net assets resulting from operations             (766,080)                 (126,301)
                                                                        ---------------        ------------------
Distributions to shareholders:
  From net capital gains                                                       (38,200)                        -
                                                                        ---------------        ------------------
Share Transactions
  Net proceeds from sale of shares                                              56,807                   762,466
  Shares issued in reinvestment                                                 38,200                         -
  Shares redeemed                                                             (614,657)                 (461,769)
                                                                        ---------------        ------------------
Net increase (decrease) in net assets resulting
  from share transactions                                                     (519,650)                  300,697
                                                                        ---------------        ------------------
  Total increase (decrease) in net assets                                   (1,323,930)                  174,396

Net Assets
  Beginning of period                                                        1,682,098                 1,507,702
                                                                        ---------------        ------------------

  End of period [including net investment income (loss) of
   of $0 and $(44,549), respectively]                                 $        358,168               $ 1,682,098
                                                                        ===============        ==================




New Cap Contrarian Fund
Financial Highlights



For the periods ended October 31                         1998                   1997               1996 (b)
Selected Per Share Data
Net asset value,                                            $8.76                 $9.21               $10.00
                                                    ---------------          ------------        -------------
  begining of period
Income from investment operations
  Net investment income                                     (0.15)                (0.22)               (0.05)
  Net realized and unrealized gain (loss)                   (4.43)                (0.23)               (0.74)
                                                    ---------------          ------------        -------------
Total from investment operations                            (4.58)                (0.45)               (0.79)
                                                    ---------------          ------------        -------------
Less Distributions
  From net capital gain                                     (0.07)                 -                    -
                                                    ---------------          ------------        -------------
Net asset value,
  end of period                                             $4.11                 $8.76                $9.21
                                                    ===============          ============        =============
Total Return                                               (51.76)%               (4.89)%         (15.80)% (a)

Ratios and Supplemental Data
Net assets, end of period (000)                                $358                $1,682               $1,508
Ratio of expenses to
  average net assets                                          2.82%                 2.83%            2.89% (a)
Ratio of net investment income to
  average net assets                                        (2.16)%               (2.56)%          (1.16)% (a)
Portfolio turnover rate                                                              146%              92% (a)



(a)    Annualized
(b) May 2, 1996 (Commencement of Operations) to October 31, 1996.

                                               NEW CAP CONTRARIAN FUND
                                            NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 1998

1.  ORGANIZATION

New Cap Contrarian Fund (the "Fund") is a series of the AmeriPrime Funds, an Ohio business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objective of the Fund is provide maximum long-term growth. The Trust Agreement permits the trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, and the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.






                                               NEW CAP CONTRARIAN FUND
                                            NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 1998


Federal Income Taxes- The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long -erm capital gains and its net short-term capital gains at least once a year.

Other- The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.


NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains Newport Investment Advisors, Inc. (the "Advisor") to manage the Fund's investments. Kenneth M. Holeski, president and controlling shareholder of the Advisor, is primarily responsible for the day to day management of the Fund's portfolio.

     Under the terms of the management agreement, (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except 12b-1 fees, brokerage commissions, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 2.50% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Advisor. For the year ended October 31, 1998, the Advisor received a fee of $30,486 from the Fund.









                                               NEW CAP CONTRARIAN FUND
                                            NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 1998

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Funds business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the year ended October, 1998, the Administrator received fees of $30,000 from the Advisor for administrative services provided to the fund.

The Fund retains AmeriPrime Financial Securities, Inc. (the Distributor) to act as the principal distributor of the Fund's share. There were no payments made to the Distributor for the year ended October 31, 1998. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.

NOTE 4.  CAPITAL SHARE TRANSACTIONS


     As of October 31, 1998, there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at October 31, 1998 was $1,333,179.


 Transactions in capital stock were as follows: For the years ended October 31:



                              1998                  1998                  1997                  1997
                             Shares               Dollars                Shares               Dollars

     Shares sold              7,565               $56,807                82,953              $762,466
  Shares issued in
   reinvestment of
      dividends               5,107                                          -                   -

   Shares redeemed                                   38,200
                            (117,468)              (614,657)             (54,641)             (461,769)
                            ---------             ---------             --------             ---------
                            (104,796)             $519,650                28,312              $300,697

NOTE 5. INVESTMENTS

For the year ended October 31,1998, purchases and sales of investment securities, other than short-term investments, aggregated $992,543 and $1,961,009, respectively. At October 31, 1998 the fund had no unrealized appreciation/depreciation. The aggregate cost of securities for federal income tax purposes at October 31, 1998 was $220,240.

                                               NEW CAP CONTRARIAN FUND
                                            NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 1998

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

The Advisor is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Funds. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 1998, Cheryl Holeski (wife of the President and controlling shareholder of Newport Investment Advisor) owns more than 25% of the Fund.

NOTE 8. RECLASSIFICATIONS

In accordance with SOP 93-2, the fund has recorded a reclassification in the capital accounts. As of October 31, 1998 the fund recorded permanent book/tax differences of $26,228 from undistributed net investment income to paid in capital. This reclassification has no impact on the net asset value of the fund and is designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders.

NOTE 9. Year 2000 Issue

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Advisor, Administrator or Servicers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Advisor and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                   INDEPENDENT AUDITOR'S REPORT




To The Shareholders and Board of Trustees
New Cap Contrarian Fund

     We have audited the accompanying statement of assets and liabilities of New Cap Contrarian Fund (a member of the Ameriprime Fund series), including the schedule of portfolio investments, as of October 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Cap Contrarian Fund as of October 31, 1998, and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 9, 1998

Florida Street Funds
Report to Shareholders for the Year Ended October 31, 1998



Dear Fellow Shareholders,
The price action in the financial markets over the past two months spoke volumes concerning the status of the global economy and financial system. The decline in equities and the widening of high yield spreads over Treasuries had fear of recession written all over them. The tremendous rally in U.S. Treasuries left almost all other fixed-income instruments in the dust on the road to safer havens. The entire process was a clear case of "flight to quality". The prices of capital-dependant equities declined sharply, spelling out in capital letters-CREDIT CRUNCH.

 All of these responses have been quite rational. All that was necessary to join the selling was a relatively short investment holding period. This characteristic will prove key because the current news is bad and more is visible on the horizon. Fortunately however, the forces of equilibrium are already in motion. Let's review the bad news first.

      The U.S. export sector is under great pressure from contractions underway in Far Eastern economies and imminent in several South American countries. The contribution to economic growth should be nil in the near-term.
      A general slowdown in capital expenditures is likely given current demand weakness and multiple years of high spending behind us.
      An erosion in revenue growth is plaguing U.S. corporations. With S&P 500 revenue growth now slightly negative, unit growth and cost reductions are the only route to higher earnings.

With near-term pressure on corporate earnings intensifying, bottom-up estimates in the financial community remain too high for 1999. A drift toward reality is underway, which is healthy. But this correction could be a nagging burden for equities near-term. If we do no further analysis, the equity market's 17% recovery from its trough on 8/31/98 seems premature at best.

It may indeed be early in its speed and magnitude. But it is entirely rational in our view. There are many signs indicating the emergence of forces whose effect will be to counter the squeeze on corporate earnings and economic growth.

      Short-term interest rates are plummeting. In response, mortgage refinancing activity has hit new highs. Each refinancing creates more income for discretionary consumer spending or saving.
       The Fed has declared war on the credit crunch with 75 basis points of easing in the past seven weeks, including a surprise easing between monthly meetings, apparently to ensure the markets got the message. The important point is that the Fed has shifted 180 degrees from a bias toward restricting credit to one of accelerated easing in a matter of months.
      Inflation continues at a very subdued pace. We have long argued that a year of sub-2% inflation is positive for equities, but the prospect of multiple years of low inflation can have an effect on equity valuations similar to accelerants on fires. With import prices declining all around us, prices should remain fairly stable.
      The dollar's strongest increase over the currencies of our major trading partners is behind us. It will continue to affect corporate earnings into the first half of 1999, but should become neutral to corporate earnings thereafter.
      Signs are appearing that indicate a slowing in the red-hot U.S. labor market. This has been a major concern of the Fed and a threat to profit margins during an economic slowdown.

The factors that have roiled the capital markets are real and have not yet run their course. However, ignoring the emergence of new positives is equally shortsighted. We recommend that investors with longer investment horizons stay the course with their allocations to the equity and fixed income markets.


Sincerely,

The staff of Commonwealth Advisors, Inc.

Florida Street Bond Fund
Report to Shareholders for the fiscal year ended October 31, 1998

The first full fiscal year for the Florida Street Bond Fund began uneventfully. Bonds delivered fairly normal returns with volatility greater than risk-free investments but lower than equities. During the final quarter of the year, financial markets experienced a flight to quality that increased corporate bond yield premiums to levels not seen in many years. During the past two years, corporate bonds have yielded approximately 350 basis points over U.S. Treasury bonds. By the end of October, the spread rose to nearly 700 basis points. The increase in risk premiums was not limited to high yield bonds. The spread on investment grade (high quality) bonds rose to nearly 270 basis points over U.S. Treasury bonds. This is the highest spread level since 1986 and higher than in the 1990-91 recession. Even mortgage -backed securities issued by the Federal Home Loan Mortgage Corporation (FHLMC) fell in price to yield nearly 200 basis points over U.S. Treasuries. They had yielded 125 basis points over Treasuries at the beginning of the fiscal year.

       -----------------------------------------------------------------
       Returns for the Periods Ended 10/31/98
       -----------------------------------------------------------------

                                                            Average Annual
                                                         Return Since Inception
   Fund/Index                         One year              August 4, 1997

   Florida Street Bond Fund              0.33%                   0.99%
   Merrill Lynch High Yield Index        1.00%                   2.85%

            Month Ended     MLHY           FSB
                8/4/97   $10,000.00     $10,000.00
                8/30/97  $10,020.60     $ 9,970.00
                9/30/97  $10,200.87     $10,100.00
               10/31/97  $10,252.90     $10,090.00
               11/30/97  $10,345.17     $10,079.86
               12/31/97  $10,425.86     $10,174.82
                1/31/98  $10,613.53     $10,439.59
                3/1/98   $10,675.09     $10,367.24
                3/31/98  $10,783.97     $10,511.84
                4/30/98  $10,824.95     $10,583.51
                5/31/98  $10,955.93     $10,569.55
                6/30/98  $10,957.03     $10,594.46
                7/31/98  $11,065.50     $10,767.12
                8/31/98  $10,394.93     $10,251.32
                9/30/98  $10,513.44     $10,181.13
               10/31/98  $10,354.68     $10,123.08



The chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the Merrill Lynch High Yield Index on August 4, 1997 and held through October 31, 1998. The Merrill Lynch High Yield Index is a widely recognized unmanaged index of non-investment grade U.S. domestic bonds. Performance figures include the change in value of the bonds in the index, reinvestment of dividends, and are not annualized. The index return does not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

The widening of spreads on corporate bonds reflects an increased risk premium demanded by investors. This has been blamed on numerous factors- the turmoil in foreign markets, the economic crisis in Russia, and the collapse of many hedge funds, to name a few. While these factors are important to analyze, it is also possible that yield spreads rose because they were simply too low.


The Florida Street Bond Fund was not immune to these events. The fund posted a total return of 0.33% for the year versus 1.00% for the Merrill Lynch High Yield Index. The fund distributed $0.85 in dividends per share during the year, and the net asset value per share on 10/31/98 was $9.16. The SEC yield at year-end was 11.22%. The aforementioned widening of yield spreads caused many of the bonds held by the fund to decline in value.


Stock prices also declined towards the end of the fiscal year. Investors are becoming concerned that corporate profits are not growing sufficiently to justify current stock prices. We are also concerned about the possibility of a recession and the instability of the world financial markets. The recent easing moves by the Federal Reserve and the continued high level of consumer confidence bodes well for the domestic economy. We acknowledge the dampened outlook for corporate profits, but we do not believe this crisis will result in a deep recession. A mild recession, generally referred to as a profit recession, is more likely. We do not expect this will have a substantially negative effect on corporate bonds because we believe the bond market has already discounted such an economic landscape.

Going forward, we expect less volatile performance. Many sectors of the bond market have declined during the year and we expect recovery in several of them. We are focusing on the telecommunications and energy sectors, where we find much value. We expect to increase our exposure to these sectors, as well as to the consumer services sector.

Thank you for your support.



Walter A. Morales CFA
Portfolio Manager


Florida Street Bond Fund
Schedule of Investments - October 31, 1998

Common Stock -    0.8%                                          Shares             Value
Golden State Bancorp Litigation Warrants                            25,000            $ 121,875
JPS Textile Group, Inc.                                              8,245               45,348
                                                                             -------------------
TOTAL COMMON STOCK (Cost $209,931)                                                      167,223
                                                                             -------------------

Preferred Stock -    1.6%
Phone Tel Technologies (Cost $216,000)                               4,000              312,000
                                                                             -------------------


                                                                  Principal
Corporate Bonds - 79.0%                                             Amount               Value

Allied Waste Industries, 0%, 6/1/07 (a)                            150,000            $ 112,500
American Eco Corp., 9.625%, 5/15/08                                500,000              396,250
American Restaurant, 11.50%, 2/15/03                               500,000              452,500
American Rice, Inc., 13%, 7/31/02 (b)                              270,000              157,950
Amresco, 10%, 3/15/04                                              110,000               66,550
Amscan Holdings, Inc., 9.875%, 12/15/07 (c)                        250,000              201,250
Bally Total Fitness Holding Series B, 9.875%, 10/15/07             150,000              136,500
Beazer Homes USA, 8.875%, 4/1/08                                   250,000              228,750
Bigco Productions, 12%, 3/1/25 (e)                                 100,000               40,000
Brazos Sportswear, Inc., 10.50%, 7/1/07                            350,000              134,750
Brauns Fashions, 12%, 1/1/05                                       445,000              440,550
Building Materials Corp., 8%, 10/15/07 (c)                         100,000               95,500
CD Radio, Inc., 0%,12/1/07 (a)                                     250,000              120,000
Cafeteria Operators, 12%, 12/31/01                                 250,000              236,875
Callon Petroleum, 10%, 12/15/01                                    145,000              139,744
Cirrus Logic, Inc., 6%, 12/15/03                                   205,000              138,119
Cleveland Electric Illumination, 9%, 7/1/23                         70,000               77,649
Covad Communications Group, 0%, 3/15/08 (a)                        250,000               86,250
Dairy Mart Stores, 10.25%, 3/15/04                                  20,000               18,500
DiGiorgio Corp., 10%, 6/15/07                                      100,000               91,750
Emcor (EMCG) Group, Inc., 5.75%, 4/1/05                            500,000              411,875
Edison Brothers Stores, 11%, 9/26/07                               600,000              369,000
Equimar Shipholding, 9.875%, 7/1/07                                250,000              193,750
Executive Risk Cap Trust, 8.675%, 2/1/27                           200,000              200,479
Global Star, 11.25%, 6/15/04                                       135,000               91,125
Hill Stores Co., 12.50%, 7/1/03                                    500,000              196,875
Homeland Stores, Inc., 10%, 8/1/03                                 595,000              532,525
Integrated Health Services, 9.25%, 1/15/08                         250,000              228,750
Intrawest Corp., 9.75%, 8/15/08                                    500,000              498,750
Iridium Capital Series B, 14%, 7/15/05                             300,000              256,500
Iron Mountain, Inc., 8.75%, 9/30/09                                100,000               99,500
Jackson Products, Inc., 9.50%, 4/15/05                             125,000              119,375
K Mart Corp., 8%, 12/13/01                                          15,000               15,367
Mail-Well, Inc., 5%, 11/1/02                                       250,000              223,125
Mastellone Hermanos, 11.75%, 4/1/08                                250,000              150,000
Maxim Group, Inc., 9.25%, 10/15/07                                 150,000              143,250
McLeod USA, Inc., 0%, 3/1/07 (a)                                   150,000              107,250
McMillin Cos. LLC, 13%, 8/31/06                                  1,020,000            1,020,000
Microcell Telecom, 0%, 6/1/06 (a)                                  300,000              193,500
Florida Street Bond Fund
Schedule of Investments - October 31, 1998 - continued


                                                                  Principal
Corporate Bonds - continued                                         Amount              Value

Mrs. Fields Orig., 10.125%, 12/1/04                                350,000            $ 313,250
National Equipment, 10%, 11/30/04 (c)                              150,000              129,750
Niagra Mohawk Power Corp., 9.50%, 3/1/21                           250,000              266,226
Ocean Energy, Inc., 7.625%, 7/1/05                                 435,000              419,775
Packaged Ice, Inc., 9.75%, 2/1/05                                  750,000              686,250
Paging Net Brasi, 13.50%, 6/6/05                                   200,000              120,500
Pamida, Inc., 11.75%, 3/15/03                                      150,000              145,500
Pathmark Stores, 0%, 11/1/03 (a)                                   250,000              183,750
Perkins Family Restaurants, 10.125%, 12/15/07 (c)                   80,000               83,600
Petroleum Heat & Power, 12.25%, 2/1/05                             100,000               96,500
Phar-Mor, Inc., 11.72%,  9/11/02                                    65,000               64,512
Pride International, Inc., 6.25%, 2/15/06                          250,000              263,750
Prudential Home Mortgage Securities, 9.9207%, 12/25/23             168,804              166,342
RCN Corp., 0%, 2/15/03 (a)                                         250,000              126,250
Ram Energy, 11.50%, 2/15/08                                        500,000              412,500
Revlon Consumer Products, 8.625%, 2/1/08 (c)                       310,000              281,325
Rockfeller Center, 0%, 12/31/00                                    165,000              124,575
Service Merchandise, 9%, 12/15/04                                1,596,000              774,060
Speciality Foods Corp.:
  11.25%, 8/15/03                                                  255,000              116,025
  0%, 8/15/05 (a)                                                  250,000               17,500
Telewest PLC, 0%, 10/1/07 (a)                                      250,000              200,000
Tops Appliance, 6.50%, 11/30/03                                    150,000               90,000
Transamerica Energy, 11.50%, 6/15/02                               350,000              124,250
Trico Marine Services, 8.50%, 8/1/05                               355,000              296,425
Tricon Global Restaurant:
  7.45% 5/15/05                                                    300,000              306,008
  7.65% 5/15/08                                                    405,000              422,214
Trump Atlantic Association Funding, Inc., 11.25%, 5/2/06           100,000               87,375
Unisys Corp., 7.875%, 4/1/08                                        55,000               55,550
United Refining Co., 10.75%, 6/15/07                               220,000              144,100
Webb Dell, 9.375%, 5/1/09                                          180,000              167,400
Wright Medical Technology, 11.75%, 7/1/00                          260,000              264,750
Zilog, Inc., 9.5%, 3/1/05                                          500,000              365,000
                                                                             -------------------

TOTAL CORPORATE BONDS  (Cost $17,919,391)                                            15,737,945
                                                                             -------------------


Convertible Bonds -     1.3%
HIH Capital Ltd., 7.50%, 9/25/06 (c)                               250,000              158,438
Lechters, Inc., 5%, 9/27/01                                        150,000              103,500
                                                                             -------------------
TOTAL CORPORATE BONDS  (Cost $337,271)                                                  261,938
                                                                             -------------------

Florida Street Bond Fund
Schedule of Investments - October 31, 1998 - continued

U.S. Government Obligations - 17.7%
Fannie Mae:
  Series 1993-121 PH, 7%, 1/25/19                               11,193,936            1,011,450
  Series 1993-167 SE, 5.094%, 9/25/23 (d)                           82,094               82,093
  Series 1993-217 H, 0%, 8/25/23                                 1,105,363              704,606
  Series 1993-94 S, 6.615%, 5/25/23                                 99,648               92,234
  Series 1994-51 SA, 0%, 3/25/24                                   100,000               89,751
  Series 1995-10 PC, 0%, 12/25/23                                  204,504              149,593
Freddie Mac:
  Series 1496 PA, 7.642%, 8/15/22 (d)                              170,109              170,704
  Series 1591 SH, 0%, 9/15/22                                      100,000               97,184
  Series 1629 OE, 10%, 12/15/23                                    240,000              262,491
  Series 1652 SC, 8.896%, 6/15/23 (d)                              115,153              118,877
  Series 1856 SA, 3.0625%, 3/15/24                              18,888,750              750,148
                                                                             -------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS  (Cost $2,877,156)                                  3,529,131
                                                                             -------------------
                                                                             -------------------

TOTAL INVESTMENTS  - 100.4% (Cost $21,559,749)                                       20,008,237
                                                                             -------------------
Other Assets less liabilities - (0.4)%                                                  (79,640)
                                                                             -------------------
TOTAL NET ASSETS - 100.0%                                                            19,928,597
                                                                             ===================


Legend
(a) Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. The coupon rate shown is the rate at October 31, 1998.

(b) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1998, the value of these securities amounted to $949,863 or 4.8% of net assets.

(d) Floating rate security; the coupon rate shown represents the rate at October 31, 1998.

(e) Security not registered under the Securities Act of 1933. This security is subject to legal or contractual restrictions on resale. At the end of the period, restricted securities amounted to $40,000 or 0.2% of net assets.


Florida Street Bond Fund                                                               October 31, 1998
Statement of Assets & Liabilities

Assets
Investment in securities, at value (cost $21,559,749)                            $           20,008,237

Interest receivable                                                                             589,720
                                                                                    --------------------
     Total assets                                                                            20,597,957

Liabilities
Payable to custodian bank                                                482,346
Accrued advisory fee                                                      11,511
Dividends payable                                                        175,503
                                                               ------------------
     Total liabilities                                                                          669,360
                                                                                    --------------------

Net Assets                                                                                 $ 19,928,597
                                                                                    ====================

Net Assets consist of:
Paid in capital                                                                  $           21,423,526
Accumulated undistributed net investment income                                                 (14,436)
Accumulated undistributed net realized gain (loss) on investments                                71,019
Net unrealized depreciation on investments                                                   (1,551,512)
                                                                                    --------------------

Net Assets, for 2,175,757 shares                                                           $ 19,928,597
                                                                                    ====================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($19,928,597/2,175,757)           $                    9.16
                                                                                    ====================



Florida Street Bond Fund
Statement of Operations for the year ended October 31, 1998
Investment Income
Dividend Income                                                             $               27,268
Interest Income                                                                          1,300,040
                                                                              ---------------------
Total Income                                                                             1,327,308


Expenses
Advisory fee                                          $             153,078
Trustees fees                                                           954
                                                        --------------------
Total Expenses before reimbursement                                 154,032
Reimbursed expenses                                                 (49,278)
                                                        --------------------
Total Operating Expenses                                                                   104,754
                                                                              ---------------------

Net Investment Income                                                                    1,222,554
                                                                              ---------------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                    71,019
Change in net unrealized appreciation
  (depreciation) on investment securities                        (1,591,571)
                                                        --------------------
Net gain (loss) on investment securities                                                (1,520,552)
                                                                              ---------------------
Net increase (decrease) in net assets resulting from operations             $             (297,998)
                                                                              =====================





Florida Street Bond Fund
Statement of Changes in Net Assets

                                                                          For the year             For the period
                                                                              ended                    ended
                                                                        October 31, 1998              October 31, 1997 (a)
Increase in Net Assets
Operations
  Net investment income                                              $          1,222,554                 105,474
  Net realized gain (loss) on securities transactions                              71,019                 (97,781)
  Change in net unrealized appreciation                                        (1,591,571)                 40,059
                                                                        ------------------         ---------------
  Net Increase in net assets resulting from operations                           (297,998)                 47,752
                                                                        ------------------         ---------------
Distributions to shareholders:
  From net investment income                                                   (1,237,025)                 (7,658)
  From net realized gain                                                                -                       -
  Return of capital                                                                     -                 (97,781)
                                                                        ------------------         ---------------
  Total distributions                                                          (1,237,025)               (105,439)
Share Transactions
  Net proceeds from sale of shares                                             13,541,571               7,463,588
  Shares issued in reinvestment                                                 1,166,552                       -
  Shares redeemed                                                                (533,511)               (116,893)
                                                                        ------------------         ---------------
Net increase in net assets resulting
  from share transactions                                                      14,174,612               7,346,695
                                                                        ------------------         ---------------
  Total increase in net assets                                                 12,639,589               7,289,008

Net Assets
  Begining of period                                                            7,289,008                       -
                                                                        ------------------         ---------------


  End of period [including undistributed net
    investment income of $(14,436) and $35, respectively]                    $ 19,928,597             $ 7,289,008
                                                                        ==================         ===============


(a)  For the period August 4, 1997 (commencement of operations) to October 31, 1997



Florida Street Bond Fund
Financial Highlights

                                                                                  For the year          For the period
Selected Per Share Data                                                              ended                 ended
                                                                                 October 31, 1998       October 31, 1997 (b)

Net asset value, beginning of period                                                     $9.95               $10.00
                                                                                ----------------        -------------
Income from investment operations
  Net investment income                                                                   0.85                 0.21
  Net realized and unrealized gain(loss)                                                 (0.79)               (0.12)
                                                                                ----------------        -------------
Total from investment operations                                                          0.06                 0.09
                                                                                ----------------        -------------
Less Distributions
  From net investment income                                                             (0.85)               (0.02)
  From net realized gain(loss)                                                             ---                (0.12)
                                                                                ----------------        -------------
Total distributions                                                                      (0.85)               (0.14)
                                                                                ----------------        -------------
Net asset value, end of period                                                           $9.16                $9.95
                                                                                ================        =============


Total Return                                                                              0.33%             3.69% (a)

Ratios and Supplemental Data
Net assets, end of period (000)                                                         $19,929                $7,289
Ratio of expenses to average net assets                                                   0.75%             0.53% (a)
Ratio of expenses to average net assets
  before reimbursement                                                                    1.10%             1.10% (a)
Ratio of net investment income to average net assets                                      8.73%             3.95% (a)
Ratio of net investment income to average net assets
  before reimbursement                                                                    8.38%             3.38% (a)
Portfolio turnover rate                                                                  10.45%            60.55% (a)



(a)  Annualized
(b)  For the period August 4, 1997 (commencement of operations) to October 31, 1997

Florida Street Growth Fund
Report to Shareholders for the Year Ended October 31, 1998



Dear Fellow Shareholders,

As shown in the graph below, fiscal 1998 was a turbulent year for the equity market. Following a strong first half, the market began showing signs of weakness in May and this trend became more prevalent as the year progressed. By late August nearly all segments of the market were in a sharp correction. Small and mid-sized issues were hurt more than large, liquid ones despite the fact that they had been generally weak and not subject to much profit taking. In October, a broad rebound occurred, especially in smaller issues.

       -----------------------------------------------------------------
       Returns for the Periods Ended 10/31/98
       -----------------------------------------------------------------
                                                             Average Annual
                                                         Return Since Inception
Fund/Index                           1 Year                   August 6, 1997
----------                           ------                   --------------

Florida Street Growth Fund           (9.73)%                     (6.48)%
S&P 400 Midcap Index                  6.69%                       5.00%
S&P 600 Smallcap Index               (11.06)%                     (5.73)%


                   Florida     S&P 400     S&P 600
Period             Street      Mid-Cap    Small-Cap
 Ended              Growth      Index       Index

8/6/97             $10,000     $10,000      $10,000
08/31/97            $9,900      $9,848      $10,240
09/30/97           $10,550     $10,414      $10,917
10/30/97           $10,340      $9,961      $10,446
11/30/97           $10,120     $10,108      $10,337
12/31/97           $10,090     $10,500      $10,579
01/30/98            $9,939     $10,300      $10,373
02/28/98           $10,702     $11,153      $11,317
03/31/98           $11,214     $11,655      $11,749
04/30/98           $11,365     $11,868      $11,818
05/31/98           $10,803     $11,334      $11,192
6/30/98            $10,712     $11,405      $11,224
7/31/98            $10,200     $10,963      $10,366
8/31/98             $8,122      $8,924       $8,368
9/30/98             $8,634      $9,756       $8,879
10/31/98            $9,198     $10,627       $9,291



The chart shows the value of a hypothetical initial investment of $10,000 in the Fund, the S&P 400 Mid-Cap Index and the S&P 600 Small-Cap Index on Augus 6, 1997 and held through October 31, 1998. The S&P 400 Mid-Cap Index and the S&P 600 Small-Cap Index are widely recognized unmanaged indices of common stock prices. Performance figures include the change in value of the stocks in the indices, reinvestment of dividends, and are not annualized. The index returns do not reflect expenses, which have been deducted from the Fund's return. THE FUND'S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.


However, despite the rebound most investors would not consider the preceding twelve months rewarding. Only those holding the 50-60 largest company stocks were likely to have double digit returns for the year ended 10/31/98.


How did the Florida Street Growth Fund perform in this environment?
The fund experienced a loss of -9.73% during the year ended October 31, 1998. Benchmarks for comparison include the S&P 400 Mid-Cap Index which earned a positive return of 6.7%, and the S&P 600 Small-Cap Index which declined 11.1% during the year . The primary factor in the fund's decline is its holdings of small and midcap stocks. Size has continued to be the most important factor influencing returns in the stock market. The larger, more liquid stocks have led the market with the highest returns, on average. We have avoided most of these stocks due their rich prices which , in our opinion, hinder future returns.


What other factors influenced results during the year?
Turmoil in the global financial markets hurt performance, especially during the last quarter. Though we are careful about the price we pay for shares, we recognize that any stock can fall 20-30% at any time for very little reason. However, it is unlikely that shares of all companies will fall 20-30% at the same time without negative company-specific reasons. The exception is during world crises when traders are given a compelling excuse to sell almost any stock.

Which stocks and sectors had the greatest influence on fund results during the year?

Several small company stocks exerted downward pressure on the fund as they succumbed to investors preference for size and liquidity over value. Iteq, Inc., a consolidator of pollution control and pressure vessel manufacturers, declined approximately 75% from its original purchase price. Several energy service stocks, including Input/Output, and Pride International continued falling until late in the year. While most financial stocks held up well, exceptions were Amresco and Sirrom Capital, which underwent significant declines. Sirrom was sold due to a deteriorating outlook. Amresco has a strong management team and good prospects. It is one of the funds larger holdings. Results were helped by a strong showing by technology stocks, a sector we have overweighted. Oracle Corp. and Qlogic were particularly strong performers for your fund.

What are the fund's ten largest holdings as of the end of the fiscal year?


   ---------------------------------------------------
                        Top Ten Holdings
   Security Name                         % of Fund NAV

   American Express                                     2.93%
   Cisco Systems                                                2.56
   Fannie Mae                                           2.56
   Oracle Corp.                                         2.49
   Allied Capital Corp.                                 2.48
   MBNA Corp.                                           2.40
   MCI  Worldcom                                                2.33
   Protective Life                                      2.23
   Amresco  Inc.                                                2.19
   Kimberly Clark                                               2.18
                                               ------
                                                             24.35
   ---------------------------------------------------


How is the fund positioned for the market environment ahead?
Having resigned ourselves to endure volatile performance during the rare and short periods when world events are so unsettled that markets overreact to current events, we have used this volatility to better anchor the fund with several large capitalization stocks listed in the table above. We have also increased the mid-cap portion of the fund due to the increased liquidity of these issues versus small caps. Mid-cap stocks now comprise approximately forty percent of the fund's net assets. Small cap exposure has been reduced somewhat though we will continue to invest in these stocks because they offer high potential returns according to our research. We believe the equity market will offer returns at or slightly below the long term historical average in the foreseeable future. Midsize and small company stocks are expected to exceed the average returns of the larger stocks. The fund is being positioned to benefit from this trend. We have and will continue to reduce the range of company sizes in the fund while emphasizing mid-cap stocks, which offer the best combination of potential return and risk in the market today.

Thank you for your support.



Richard L. Chauvin, Jr. CFA



Florida Street Growth Fund
Schedule of Investments - October 31, 1998

Common Stock  - 95.0%                                      Shares                     Value
Banks & Bank Holding Companies -5.3%
Carolina First Corp.                                           1,500                    $ 34,594
CCB Financial Corp.                                              800                      42,100
First Tennessee National Corp.                                 1,200                      38,025
National Commerce Bancorporation                               1,000                      17,750
Regions Financial Corp.                                        1,200                      44,400
                                                                                  ---------------
                                                                                         176,869
                                                                                  ---------------
Capital Equipment & Services - 7.5%
Applied Materials, Inc. (a)                                      900                      31,219
Allied Signal, Inc.                                            1,050                      40,884
Deere & Co.                                                    1,500                      53,062
Illinois Tool Works, Inc.                                        700                      44,888
Iteq, Inc. (a)                                                13,500                      36,281
NCI Buildings Systems (a)                                      2,000                      43,250
                                                                                  ---------------
                                                                                         249,584
                                                                                  ---------------
Consumer Cyclicals - 8.5%
Consolidated Stores Corp. (a)                                  1,100                      18,081
Dollar General Corp.                                             781                      18,646
Edison Brothers Stores, Inc. (a)                               4,500                      10,125
Fastenal Co.                                                   1,200                      43,350
Ford Motor Company, Inc.                                       1,100                      59,675
Goody's Clothing, Inc.(a)                                      1,500                      16,031
Lowe's Companies                                               1,000                      33,688
Palm Harbor Homes, Inc. (a)                                    1,900                      47,975
Saks Incorporated (a)                                          1,500                      34,125
                                                                                  ---------------
                                                                                         281,696
                                                                                  ---------------
Consumer Services -  10.1%
Acxiom Corp. (a)                                               1,200                      30,150
Carnival Corp. Class A                                         1,200                      38,850
Cendant Corp. (a)                                              3,020                      34,541
Kimberly Clark Corp.                                           1,500                      72,375
Landry's Seafood Restaurants, Inc. (a)                         1,000                       8,375
Metamor Worldwide, Inc. (a)                                    1,200                      30,825
Modis Professional Services (a)                                4,100                      72,262
NCO Group, Inc. (a)                                            1,500                      47,250
                                                                                  ---------------
                                                                                         334,628
                                                                                  ---------------
Consumer Non - Durables - 6.5%
Gillette Company                                               1,400                      62,912
Pepsico, Inc.                                                    500                      16,875
Performance Food Group Co. (a)                                   900                      21,825
Richfood Holdings, Inc.                                        1,350                      23,962
SCP Pool Corp.  (a)                                            3,075                      42,666
U.S. Foodservice, Inc. (a)                                     1,000                      47,500
                                                                                  ---------------
                                                                                         215,740
                                                                                  ---------------
Florida Street Growth Fund
Schedule of Investments - October 31, 1998 - continued

Common Stock  - continued                                  Shares                     Value
Energy Sector - 3.9%
Core Laboratories (a)                                          1,200                      27,075
Gulf Island Fabric (a)                                         1,400                      20,125
Input/Output, Inc. (a)                                         2,300                      20,413
Mobil Corp.                                                      300                      22,706
Newpark Resources, Inc. (a)                                    1,600                      15,100
Pride International, Inc. (a)                                  2,050                      23,831
                                                                                  ---------------
                                                                                         129,250
                                                                                  ---------------
Financial Services - 18.2%
Allied Capital Corp.                                           4,400                      82,500
American Express Co.                                           1,100                      97,213
Amresco, Inc.                                                 10,500                      72,844
Capital RE                                                       700                      12,819
Fannie Mae                                                     1,200                      84,975
Fleet Financial Group, Inc.                                    1,500                      59,906
Interstate/Johnson Lane, Inc.                                    550                      16,844
Lehman Brothers Holdings, Inc.                                   200                       7,588
MBNA Corp.                                                     3,487                      79,547
Protective Life Corp.                                          2,000                      74,125
Raymond James Financial, Inc.                                    750                      17,203
                                                                                  ---------------
                                                                                         605,564
                                                                                  ---------------
Health Care - 5.2%
American Home Products Corp.                                     700                      34,125
Bristol-Myers Squibb Co.                                         600                      66,338
Diagnostic Health Services (a)                                 1,450                       5,438
HBO & Company                                                  1,000                      26,250
IMS Health, Inc.                                                 600                      39,900
                                                                                  ---------------
                                                                                  ---------------
                                                                                         172,051
                                                                                  ---------------
Natural Resources/Basic Materials - 0.5%
IMC Global, Inc.                                                 600                      15,600
                                                                                  ---------------

REIT - 2.4%
Colonial Properties Trust                                      1,400                      38,500
Post Properties, Inc.                                          1,100                      42,556
                                                                                  ---------------
                                                                                  ---------------
                                                                                          81,056
                                                                                  ---------------
Technology Sector -  20.0%
Cisco Systems, Inc. (a)                                        1,350                      85,050
Compaq Computer Corp.                                          1,200                      37,950
Concord EFS, Inc. (a)                                          1,850                      52,725
Cotelligent Group, Inc. (a)                                    2,000                      37,750
Datastream Systems (a)                                         1,000                      10,063
Dycom Industries (a)                                           1,500                      52,594
Nova Corporation (a)                                             858                      24,775
Oracle Corp. (a)                                               2,800                      82,775
Qlogic Corp. (a)                                                 500                      46,187
SCI Systems, Inc. (a)                                          1,000                      39,500
Tech Data Corp. (a)                                            1,000                      39,375
Tellabs Inc. (a)                                               1,304                      71,720
World Access, Inc. (a)                                         1,100                      23,512
Xerox Corp.                                                      600                      58,125
                                                                                  ---------------
                                                                                  ---------------
                                                                                         662,101
                                                                                  ---------------
Florida Street Growth Fund
Schedule of Investments - October 31, 1998 - continued

Common Stock  - continued                                  Shares                     Value
Transportation/Commercial - 1.3%
ASA Holdings, Inc.                                             1,200                      43,050
                                                                                  ---------------

Telecommunications - 4.7%
Alltel Corp.                                                     900                      42,131
Frontier Corp.                                                 1,200                      36,075
MCI WorldCom, Inc. (a)                                         1,400                      77,350
                                                                                  ---------------
                                                                                  ---------------
                                                                                         155,556
                                                                                  ---------------
Utilities - 0.9%
Consolidated Natural Gas Co.                                     550                      29,047
                                                                                  ---------------
Total Common Stock  (Cost $3,243,211)                                                  3,151,792
                                                                                  ---------------


                                Principal Amount
Convertible Bonds - 0.6%
Premiere Technologies, 5.75%, 7/1/04 (Cost $43,478)         $ 40,000                      21,200
                                                                                  ---------------

Money Market Securities - 4.4%
Star Treasury, 4.86%, 11/2/98 (Cost $145,888)                145,888                     145,888
                                                                                  ---------------

TOTAL INVESTMENTS - 100.0% (Cost $3,432,577)                                           3,318,880
Other Assets less liabilities -  0.0%                                                      1,091
                                                                                  ---------------
Total Net Assets - 100.0%                                                            $ 3,319,971
                                                                                  ===============


(a) non-income producing


Florida Street Growth Fund                                                             October 31, 1998
Statement of Assets & Liabilities
Assets
Investment in securities, at value (cost $3,432,577)                             $            3,318,880
Receivables:
  Dividends                                                                                       3,226
  Interest                                                                                        1,252
                                                                                    --------------------
     Total assets                                                                             3,323,358

Liabilities
Accrued advisory fee payable                                               3,387
                                                               ------------------
     Total liabilities                                                                            3,387
                                                                                    --------------------

Net Assets                                                                                  $ 3,319,971
                                                                                    ====================

Net Assets consist of:
Paid in capital                                                                  $            3,731,077
Accumulated undistributed net investment income                                                   4,693
Accumulated undistributed net realized gain (loss) on investments                              (302,102)
Net unrealized appreciation (depreciation) on investments                                      (113,697)
                                                                                    --------------------

Net Assets, for  362,562 shares                                                             $ 3,319,971
                                                                                    ====================

Net Asset Value

Net Assets
Offering price and redemption price per share  ($3,319,971/362,562)              $                9.16
                                                                                    ====================



Florida Street Growth Fund
Statement of Operations for the year ended October 31, 1998


Investment Income
Dividend Income                                                                                          $             22,849
Interest Income                                                                                                        18,779
                                                                                                           -------------------
Total Income                                                                                                           41,628


Expenses
Advisory fee                                                                     $            37,385
Trustees fees                                                                                    954
                                                                                   ------------------
Total Expenses before reimbursement                                                           38,339
Reimbursed expenses                                                                           (2,745)
                                                                                   ------------------
Total Operating Expenses                                                                                               35,594
                                                                                                           -------------------

Net Investment Income (Loss)                                                                                            6,034
                                                                                                           -------------------

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities                                           (295,878)
Change in net unrealized appreciation (depreciation) on investment securities               (146,025)
                                                                                   -------------------
Net gain (loss) on investment securities                                                                             (441,903)
                                                                                                           -------------------
Net increase (decrease) in net assets resulting from operations                                          $           (435,869)
                                                                                                               ===================



Florida Street Growth Fund
Statement of Changes in Net Assets
                                                                     For the year                 For the period
                                                                         ended                         ended
                                                                   October 31, 1998            October 31,1997 (a)
Increase in Net Assets
Operations
  Net investment income                                                    $ 6,034                       $ 5,346
  Net realized gain(loss) on securities transactions                      (295,878)                       (4,612)
  Change in net unrealized appreciation (depreciation)                    (146,025)                       32,328
                                                                -------------------           -------------------
  Net Increase (Decrease) in net assets resulting
                                                                                              -------------------
    from operations                                                       (435,869)                       33,062
                                                                -------------------           -------------------
Distributions to shareholders:
  From net investment income                                                (2,075)                            -
  From net realized gain                                                    (6,224)                            -
                                                                -------------------           -------------------
  Total Distributions                                                       (8,299)                            -
Share Transactions
  Net proceeds from sale of shares                                       1,857,985                     2,127,711
  Shares issued in reinvestment                                              8,299                             -
  Shares redeemed                                                         (219,626)                      (43,292)
                                                                -------------------           -------------------
Net increase in net assets resulting
  from share transactions                                                1,646,658                     2,084,419
                                                                -------------------           -------------------
  Total increase in net assets                                           1,202,490                     2,117,481

Net Assets
  Begining of period                                                     2,117,481                             -
                                                                -------------------           -------------------
  End of period [including undistributed net investment
    income of $4,693 and $734].                                      $ 3,319,971                   $ 2,117,481
                                                                ===================           ===================

(a)  August 6, 1997 (commencement of operations) to October 31, 1997


Florida Street Growth Fund
Financial Highlights

                                                       For the year             For the period
Selected Per Share Data                                  ended                      ended
                                                      October 31, 1998        October 31, 1997 (b)


Net asset value, beginning of period                      $ 10.19                     $ 10.00
                                                      ------------               -------------
Income from investment operations
  Net investment income                                      0.02                        0.03
  Net realized and unrealized gain (loss)                   (1.01)                       0.16
                                                      ------------               -------------
Total from investment operations                            (0.99)                       0.19
                                                      ------------               -------------
Less Distributions
  From net investment income                                (0.01)                       -
  From net realized gain (loss)                             (0.03)                       -
                                                      ------------               -------------
Total Distributions                                         (0.04)                       -
                                                      ------------               -------------
Net asset value, end of period                             $ 9.16                     $ 10.19
                                                      ============               =============


Total Return                                               (9.73)%                   7.97% (a)

Ratios and Supplemental Data
Net assets, end of period (000)                             $3,320                      $2,117
Ratio of expenses to average net assets                      1.25%                   1.35% (a)
Ratio of expenses to average net assets
  before reimbursement                                       1.35%                   1.35% (a)
Ratio of net investment income to average net assets         0.21%                   1.14% (a)
Ratio of net investment income to average net assets
  before reimbursement                                       0.12%                   1.14% (a)
Portfolio turnover rate                                     63.10%                   0.87% (a)




(a)  Annualized
(b)  August 6, 1997 (commencement of operations) to October 31, 1997

                                                 FLORIDA STREET FUNDS
                                            Notes to Financial Statements
                                                   October 31, 1998

NOTE 1.  ORGANIZATION

Florida Street Bond Fund (the "Bond Fund") and Florida Street Growth Fund (the "Growth Fund") are series of the AmeriPrime Funds, an Ohio business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified series, open-end management investment company. The investment objective of the each Fund is to provide total return over the long term. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, and the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

Federal Income Taxes- Each Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.



                              FLORIDA STREET FUNDS
                          Notes to Financial Statements
                                October 31, 1998

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Dividends and Distributions- Each Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. Each Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Other- Each Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. OPERATING POLICIES

Restricted Securities- The funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable fund's schedule of investments.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Funds retain Commonwealth Advisors, Inc. (the "Advisor") to manage the Fund's investments. Walter A. Morales, the Advisor's president and chief investment manager, is responsible for the day to day management of the Bond Fund; Richard L. Chauvin, Senior Vice-President of the Advisor, is responsible for the day to day management of the Growth Fund.

Under the terms of the management agreement (the "Agreement"), the Advisor manages each Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of each Fund except brokerage commissions, taxes, interest, fees and expenses of non-interested person trustees, and extraordinary expenses. As compensation for its management services and agreement to pay each Fund's expenses, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% and 1.35% of the average daily net assets of the Bond Fund and the Growth Fund, respectively. During the year ended October 31, 1998, the Advisor voluntarily waived a portion of its advisory fee in order to reduce total operating expenses of each Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Funds' expenses, except those specified above, are paid by

                          Notes to Financial Statements
                              FLORIDA STREET FUNDS
                                October 31, 1998

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

the Advisor. For the year ended October 31, 1998, the Advisor received fees of $153,078 and $37,385 from the Bond Fund and the Growth Fund, respectively.


Each Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage each Fund's business affairs and to provide each Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the year ended October 31, 1998, the Administrator received fees of $25,000 from the Advisor for administrative services provided to each Fund.

Each Fund retains AmeriPrime Financial Securities, Inc. (the "Distributor") to act as the principal distributor of each Fund's shares. There were no payments made to the Distributor for the year ended October 31, 1998. Certain members of management of the Administrator and the Distributor are also members of management of the AmeriPrime Trust.

NOTE 5.  CAPITAL SHARE TRANSACTIONS

Florida Street Bond Fund. As of October 31, 1998, there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at October 31, 1998 was $21,423,526. Transactions in capital stock were as follows:

--------------------------------- -------------------------------------- ----------------------------------------
                                           For the Year Ended                 For the period August 4, 1997
                                               October 31,                (Commencement of Operations) through
                                                                                       October 31,
--------------------------------- -------------------------------------- ----------------------------------------
                                        1998                1998              1997                 1997

--------------------------------- ------------------ ------------------- ---------------- -----------------------
                                       Shares             Dollars            Shares              Dollars

Shares sold                               1,379,576         $13,541,571          744,446              $7,463,588
Shares issued in reinvestment
of dividends                                118,681           1,166,552                -                       -


Shares redeemed                            (55,224)           (533,511)         (11,722)               (116,893)
                                           --------  ----     ---------  ----   --------  ----         ---------
                                          1,443,033         $14,174,612          732,724              $7,346,695
--------------------------------- ------------------ ------------------- ---------------- -----------------------









                              FLORIDA STREET FUNDS
                          Notes to Financial Statements
                                October 31, 1998

NOTE 5.  CAPITAL SHARE TRANSACTIONS - continued

Florida Street Growth Fund. As of October 31, 1998, there was an unlimited number of no par value shares of capital stock authorized for the Fund. Paid in capital at October 31, 1998 was $3,731,077. Transactions in capital stock were as follows:

------------------------------------ ------------------------------------ ---------------------------------------
                                             For the Year Ended               For the period August 4, 1997
                                                 October 31,               (Commencement of Operations) through
                                                                                       October 31,
                                           1998              1998              1997                1997
                                          Shares            Dollars           Shares             Dollars


Shares sold                                   175,386         $1,857,985         211,885              $2,127,711
Shares issued in reinvestment of
dividends                                         867              8,299               -                       -


Shares redeemed                              (21,397)          (219,626)         (4,179)                (43,292)
                                             --------  ----    ---------  ----   -------  ----          --------
                                              154,856         $1,646,658         207,706              $2,084,419
------------------------------------ ----------------- ------------------ --------------- -----------------------


NOTE 6.  INVESTMENTS


Florida Street Bond Fund. For the year ended to October 31, 1998, purchases and sales of investment securities, other than short-term investments, aggregated $1,547,517 and $1,102,364, respectively. The gross unrealized appreciation for all securities totaled $1,019,672 and the gross unrealized depreciation for all securities totaled $2,571,184 for a net unrealized depreciation of $1,551,512. The aggregate cost of securities for federal income tax purposes at October 31, 1998 was $21,559,749.


Florida Street Growth Fund. For the year ended October 31, 1998, purchases and sales of investment securities, other than short-term investments, aggregated $3,401,160 and $1,513,378, respectively. The gross unrealized appreciation for all securities totaled $320,331 and the gross unrealized depreciation for all securities totaled $434,028 for a net unrealized depreciation of $113,697. The aggregate cost of securities for federal income tax purposes at October 31, 1998 was $3,432,577.

NOTE 7. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                              FLORIDA STREET FUNDS
                          Notes to Financial Statements
                                October 31, 1998

NOTE 8. YEAR 2000 Issue

Like other mutual funds, financial and business organizations and individuals around the world, each Fund could be adversely affected if the computer systems used by the Advisor, Administrator or Servicers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Advisor and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

                   INDEPENDENT AUDITOR'S REPORT




To The Shareholders and Board of Trustees
Florida Street Bond Fund and Florida Street Growth Fund

We have audited the statement of assets and liabilities including the portfolio of investments, of the Florida Street Bond Fund and Florida Street Growth Fund (members of the Ameriprime Fund Series) as of October 31, 1998, and the related statement of operations, the statement of changes in net assets, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Florida Street Bond Fund and Florida Street Growth Fund as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated in conformity with generally accepted accounting principles.





McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
November 9, 1998

Board of Trustees
The Ameriprime Funds


In planning and performing our audit of the financial statements of The Ameriprime Funds for the year ended October 31, 1998, we considered its internal control structure, including procedures for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on the internal control structure.

The management of The Ameriprime Funds is responsible for estab-lishing and maintaining an internal control structure. In ful-filling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of internal control structure policies and procedures. Two of the objectives of an internal control structure are to provide management with reasonable, but not absolute, assurance that assets are safeguarded against loss from unauthorized use or disposition and transactions are executed in accordance with management's authorization and recorded properly to permit preparation of financial statements in conformity with generally accepted accounting principles.

Because of inherent limitations in any internal control structure, errors or irregularities may occur and may not be detected. Also, projection of any evaluation of the structure to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of the internal control structure would not necessarily disclose all matters in the internal control structure that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of the specific internal control structure elements does not reduce to a relatively low level the risk that errors or irregularities in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving the internal control structure, including procedures for safeguarding securities, that we consider to be material weaknesses as defined above as of October 31, 1998.






Board of Trustees
The Ameriprime Funds                                        Page 2


This report is intended solely for the information and use of management and the Securities and Exchange Commission.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio
November 9, 1998